    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005.


                                           REGISTRATION NOS. 33-57536 & 811-7450

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 22
                                       AND
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             AMENDMENT NO. 23
                          ---------------------
                             CITISTREET FUNDS, INC.
                           (EXACT NAME OF REGISTRANT)
                                400 ATRIUM DRIVE
                             SOMERSET, NJ 08873-4172
                                 (732) 514-2000
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)
                              --------------------
                             PAUL S. FEINBERG, ESQ.
                                    PRESIDENT
                             CITISTREET FUNDS, INC.
                                400 ATRIUM DRIVE
                             SOMERSET, NJ 08873-4172
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                              CHRISTOPHER E. PALMER
                               GOODWIN PROCTER LLP
                             901 NEW YORK AVENUE, NW
                              WASHINGTON, DC 20001
                             ----------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485
           [X] ON MAY 1, 2005, PURSUANT TO PARAGRAPH (b) OF RULE 485
       [ ] 60 DAYS AFTER FILING, PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
          [ ] ON MAY 1, 2005, PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
       [ ] 75 DAYS AFTER FILING, PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
           [ ] ON ________, PURSUANT TO PARAGRAPH (a)(2) OF RULE 485


                     IF APPROPRIATE CHECK THE FOLLOWING BOX:

 [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
                 PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                               [CITISTREET LOGO]

                         [GLOBE GRAPHIC]
                                               I SHARES

                                         PROSPECTUS   MAY 1, 2005

                                         - CITISTREET INTERNATIONAL STOCK FUND
                                         - CITISTREET SMALL COMPANY STOCK FUND
                                         - CITISTREET LARGE COMPANY STOCK FUND
                                         - CITISTREET DIVERSIFIED BOND FUND

              The Funds have two classes of shares. This prospectus describes the I Shares class of the Funds (the "Shares"). The Shares are available only through certain variable annuity contracts, variable life insurance contracts, and qualified retirement plans (including arrangements under section 403(b) of the Internal Revenue Code).

              AS WITH ALL MUTUAL FUNDS, NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              PROSPECTUS CONTENTS


Summary of Investment Objectives and Strategies.............    1
Summary of Investment Risks.................................    2
Performance.................................................    3
Fees and Expenses...........................................    5
Investment Objectives, Strategies, and Risks................    6
     CitiStreet International Stock Fund....................    6
     CitiStreet Small Company Stock Fund....................    7
     CitiStreet Large Company Stock Fund....................    8
     CitiStreet Diversified Bond Fund.......................    9
     Temporary Defensive Positions..........................   11
Management of the Funds.....................................   12
Pricing, Purchase, and Redemption of Shares.................   20
     Pricing of Shares......................................   20
     Purchase and Redemption of Shares......................   20
     Distributions..........................................   22
Other Information...........................................   22
     Classes of Shares......................................   22
     Federal Income Taxes...................................   22
     Monitoring for Possible Conflict.......................   22
Financial Highlights........................................   22

                        (This page intentionally left blank)

SUMMARY OF INVESTMENT OBJECTIVES AND STRATEGIES

INTERNATIONAL STOCK FUND

Objective:  Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

Strategy:   Invests in stocks of companies from at least five foreign countries.

         - The companies in which the Fund invests are generally large and well-established in their home country.

         -   The Fund invests primarily in countries with developed economies.

         - The Fund chooses companies that it expects to increase in value over the long-term.

         - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments).

SMALL COMPANY STOCK FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of smaller companies.

LARGE COMPANY STOCK FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of larger, well-established companies.

DIVERSIFIED BOND FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in the following types of bonds, which are listed in order of importance:

         -   Investment-grade corporate bonds.

             + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations.

         -   U.S. government bonds.

         -   Foreign government bonds.

         -   Mortgage-related securities.

             + Mortgage-related securities provide an interest in a pool of home or commercial mortgages.

         -   Asset-backed securities.

             + Asset-backed securities provide an interest in a pool of assets like trade receivables.

         -   High-yield bonds.

             + High-yield bonds, commonly known as "junk bonds," pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal.

SUMMARY OF INVESTMENT RISKS

     Throughout this prospectus, the Funds appear in declining order of risk. For each of the Funds, the share price fluctuates over time. The total return of a Fund could be negative during the period you invest in the Fund, in which case you would lose part of your investment when you redeemed your shares.

     We describe below some of the risks specific to each Fund.

INTERNATIONAL STOCK FUND

     - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions. All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. companies.

     - Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.

     - Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

     - Changing currency exchange rates can decrease the U.S. dollar value of foreign stocks.

SMALL COMPANY STOCK FUND

     - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - The prices of small companies tend to fluctuate more than those of larger, more established companies.

LARGE COMPANY STOCK FUND

     - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - Investing in larger, well-established companies, such as the ones the Fund invests in, may be less risky than investing in the stocks of smaller companies.

DIVERSIFIED BOND FUND

     -  The prices of bonds fluctuate depending upon interest rates.

     - As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

     - The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.


     - Investment in bonds involves credit risk, the risk that the issuer could default on its obligations and the Fund not recover its investment. High-yield bonds have a greater risk of default than investment grade bonds.

PERFORMANCE

   The bar charts and tables shown below provide an indication of the risks of investing in each Fund by showing how each Fund's performance has varied over time and how each Fund's return over time compares to its respective benchmark. Each Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

INTERNATIONAL STOCK FUND
[BAR CHART]

1995                                                                             19.00
1996                                                                             21.93
1997                                                                              5.04
1998                                                                             14.91
1999                                                                             32.52
2000                                                                             -8.03
2001                                                                            -21.44
2002                                                                            -22.31
2003                                                                             30.04
2004                                                                             14.84

Highest Quarterly
  Return:                  20.96 (4th quarter 1999)
Lowest Quarterly
  Return:                 -20.44 (3rd quarter 2002)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                                     MORGAN STANLEY
                                  CAPITAL INTERNATIONAL
                                   EUROPE, AUSTRALIA,
                       THE FUND      FAR EAST INDEX
Past 1 Year:            14.84%           20.70%
Past 5 Years:            3.47%           -0.80%
Past 10 Years:           6.88%            5.94%

SMALL COMPANY STOCK FUND
[BAR CHART]

1995                                                                             31.23
1996                                                                             -3.03
1997                                                                              6.78
1998                                                                             -8.65
1999                                                                             36.71
2000                                                                             10.08
2001                                                                              1.57
2002                                                                            -23.72
2003                                                                             43.06
2004                                                                             14.94

Highest Quarterly
  Return:                  24.96 (4th quarter 1999)
Lowest Quarterly
  Return:                 -23.13 (3rd quarter 1998)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                       THE FUND   RUSSELL 2500 INDEX
Past 1 Year:            14.94%          18.30%
Past 5 Years:            7.00%           8.35%
Past 10 Years:           9.13%          13.76%

   If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, you should note that the performance shown does not include charges of the contract itself, such as mortality and expense risk charges. The performance would be lower if it did include these types of charges.

LARGE COMPANY STOCK
[BAR CHART]

1995                                                                             38.56
1996                                                                             23.20
1997                                                                             31.67
1998                                                                             15.54
1999                                                                             -0.28
2000                                                                            -14.96
2001                                                                            -15.74
2002                                                                            -22.84
2003                                                                             28.14
2004                                                                             10.04

Highest Quarterly
  Return:                15.48 (2nd quarter 2003)
Lowest Quarterly
  Return:               -17.04 (3rd quarter 2002)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                       THE FUND   S&P 500 INDEX
Past 1 Year:            10.04%       10.87%
Past 5 Years:           -4.86%       -2.30%
Past 10 Years:           7.27%       12.07%

DIVERSIFIED BOND FUND*
[BAR CHART]

1995                                                                             22.44
1996                                                                              1.34
1997                                                                             12.01
1998                                                                              9.04
1999                                                                             -2.74
2000                                                                             12.35
2001                                                                              6.86
2002                                                                              8.97
2003                                                                              5.58
2004                                                                              4.65

Highest Quarterly
  Return:                 7.34 (2nd quarter 1995)
Lowest Quarterly
  Return:                -4.38 (1st quarter 1996)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                                        LEHMAN
                                       BROTHERS
                                      AGGREGATE
                           THE FUND   BOND INDEX
Past 1 Year:                4.65%        4.34%
Past 5 Years:               7.65%        7.71%
Past 10 Years:              7.86%        7.72%
* Prior to May 1, 2001, the Diversified Bond
  Fund was named the Long-Term Bond Fund and had
  an objective of investing primarily in
  long-term fixed income securities. The
  Diversified Bond Fund has an objective of
  investing primarily in fixed income securities
  of varying maturities.

   If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, you should note that the performance shown does not include charges of the contract itself, such as mortality and expense risk charges. The performance would be lower if it did include these types of charges.

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of each Fund. If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, you should refer instead to the corresponding table in its prospectus. The fee table in the contract prospectus includes additional contract charges not reflected below.


                                                                INT'L     SMALL        LARGE      DIVERSIFIED
                                                                STOCK    COMPANY      COMPANY        BOND
                                                                FUND    STOCK FUND   STOCK FUND      FUND
                                                                -----   ----------   ----------   -----------
SHAREHOLDER FEES (paid directly from your investment)
    Sales Charge (Load) on Purchases                             N/A        N/A          N/A           N/A
    Deferred Sales Charge (Load)                                 N/A        N/A          N/A           N/A
    Sales Charge (Load) on Reinvested Dividends                  N/A        N/A          N/A           N/A
    Redemption Fee                                               N/A        N/A          N/A           N/A
    Exchange Fee                                                 N/A        N/A          N/A           N/A
    Account Fee                                                  N/A        N/A          N/A           N/A
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund
 Assets)
    Management Fees                                             0.71%     0.59%        0.53%         0.44%
    Distribution (12b-1) Fees                                   None       None         None          None
    Other Expenses                                              0.18%     0.15%        0.11%         0.10%
                                                                -----     -----        -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            0.89%     0.74%        0.64%         0.54%


EXAMPLE


   This Example is meant to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, this Example does not include any expenses charged under that contract, and the expenses would be higher if they included contract expenses.


   The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                   INT'L      SMALL        LARGE      DIVERSIFIED
                                                                                   STOCK     COMPANY      COMPANY        BOND
                                                                                    FUND    STOCK FUND   STOCK FUND      FUND
                                                                                   ------   ----------   ----------   -----------
                1 year....................................................         $   91      $ 76         $ 66         $ 55
                3 years...................................................         $  285      $237         $205         $174
                5 years...................................................         $  495      $413         $358         $302
                10 years..................................................         $1,100      $921         $800         $678


You would pay the same expenses if you did not redeem your shares.

INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

     The investment objectives, strategies, and risks for each Fund appear below. As with all mutual funds, it is possible that a Fund could fail to achieve its objective.

CITISTREET INTERNATIONAL STOCK FUND

     Investment Objective. The International Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

     Investment Strategies. The Fund invests in stocks of companies from at least five foreign countries.

      - The companies in which the Fund invests are generally large and well-established in their home country.

      -  The Fund invests primarily in countries with developed economies.

      - The Fund chooses companies that it expects to increase in value over the long-term.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments).

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on companies that the subadviser expects to have significant growth in earnings over the long-term.

        + One of the Fund's subadvisers uses a "core" approach, which seeks to maintain a regional balance in investments similar to the Fund's benchmark index.

     Investment Risks.

      - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. corporations.

        + Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign stocks.


      - "Value" stocks can perform differently from the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. They may continue to be inexpensive for long periods and may never realize their full value.

      - "Growth" stocks can perform differently from the market as a whole and other types of stocks. "Growth" stocks tend to be expensive relative to their earnings or assets compared to other types of stocks. They tend to be sensitive to changes in earnings and more volatile than other types of stocks.


CITISTREET SMALL COMPANY STOCK FUND

     Investment Objective. The Small Company Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.

     Investment Strategies. To achieve its objective, the Fund invests, under normal circumstances, at least 80% of its investable assets in common stocks (or similar equity-related investments) of smaller companies.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on small companies that the subadviser expects to have significant growth in earnings over the long term.

        + One of the Fund's subadvisers uses an "index" approach, with an objective of matching the performance of the Russell 2500 Index.

      - The Fund invests primarily in U.S. companies, but may also invest some of its assets in foreign companies as well.


      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of companies with a market value no greater than the largest company in the Russell 2500 Index (measured as of the date of investment). As of June 2004, the largest company in the index had a market capitalization of approximately $4 billion.


      -  The Fund may invest in stocks sold in initial public offerings
         ("IPOs").

     Investment Risks.

      - The prices of stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - The stock prices of small companies tend to fluctuate more than those of larger, more established companies.

      - Investing in small company stocks is subject to market capitalization risk, the risk that small company stocks as a group may fall out of favor and not perform as well as stocks of larger companies.

      - Prices of stocks purchased in IPOs may fluctuate more than other stocks.

      - Foreign stocks are subject to the risks described above in connection with the International Stock Fund.


      - "Value" stocks can perform differently from the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. They may continue to be inexpensive for long periods and may never realize their full value.



      - "Growth" stocks can perform differently from the market as a whole and other types of stocks. "Growth" stocks tend to be expensive relative to their earnings or assets compared to other types of stocks. They tend to be sensitive to changes in earnings and more volatile than other types of stocks.


CITISTREET LARGE COMPANY STOCK FUND

     Investment Objective. The Large Company Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

     Investment Strategies. To achieve its objective, the Fund invests, under normal circumstances, at least 80% of its investable assets in the stocks (or similar equity-related investments) of larger, well-established companies.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on companies that the subadviser expects to have above-average earnings growth.

        + One of the Fund's subadvisers uses an "index" approach, with the objective of matching the performance of the S&P 500 Index.

      - The Fund invests primarily in the stocks of U.S. companies, but may also invest some of its assets in the stocks of large, well-established foreign companies.


      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of companies with a market value no less than the smallest company in the S&P 500 Index (measured as of the date of investment). As of December 31, 2004, the smallest company in the S&P Index had a market capitalization of approximately $750 million.


     Investment Risks.

      - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - Investing in larger, well-established companies, such as the ones the Fund invests in, may be less risky than investing in the stocks of smaller companies.

      - Investing in large company stocks is subject to market capitalization risk, the risk that large company stocks as a group may fall out of favor and not perform as well as stocks of smaller companies.

      - Foreign stocks are subject to the risks described above in connection with the International Stock Fund.


      - "Value" stocks can perform differently from the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. They may continue to be inexpensive for long periods and may never realize their full value.



      - "Growth" stocks can perform differently from the market as a whole and other types of stocks. "Growth" stocks tend to be expensive relative to their earnings or assets compared to other types of stocks. They tend to be sensitive to changes in earnings and more volatile than other types of stocks.


CITISTREET DIVERSIFIED BOND FUND

     Investment Objective. The Diversified Bond Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

     Investment Strategies. The Fund invests, under normal circumstances, at least 80% of its investable assets in the following types of bonds, which are listed in order of importance:

      -  Investment-grade corporate bonds.

        + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations. This category includes investment-grade securities with fixed or floating rates, including loan participations and assignments.

      -  U.S. government and agency bonds, including:

        + Direct obligations of the United States Treasury (such as Treasury bonds and Treasury bills).

        + Bonds issued by agencies of the United States that carry the full faith and credit guarantee of the United States Government (such as bonds issued by the Government National Mortgage Association, Ginnie
           Mae).

        + Bonds issued by agencies and instrumentalities of the United States that are do not carry the full faith and credit guarantee of the United States Government (such as bonds issued by the Federal Home Loan Mortgage Corporation, Freddie Mac, or the Federal National Mortgage Association, Fannie Mae).

      -  Foreign government bonds.

      - Mortgage-related securities (which provide an interest in a pool of home or commercial mortgages).

      - Asset-backed securities (which provide an interest in a pool of assets like trade receivables).

      - High-yield bonds (which are commonly known as "junk bonds," and which pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal). The Fund may invest up to 15% of its assets in these types of bonds.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers invests primarily in U.S. investment-grade corporate bonds and U.S. government bonds.

        + One of the Fund's subadvisers invests primarily in U.S. investment-grade corporate bonds and U.S. government bonds, but may also invest up to 30% of assets allocated to it in non-U.S. dollar and high-yield bonds.

        + One of the Fund's subadvisers uses an "index" approach, with the objective of matching the performance of the Lehman Brothers Aggregate Bond Index.

     Investment Risks.

      -  The prices of bonds fluctuate depending upon interest rates.

        + As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

        + The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

        + In particular, the Fund's shares will usually decrease in value when interest rates increase.

      - Mortgage-related securities decrease in value when interest rates rise, but may not increase in value as much as other types of bonds when interest rates decline.

        + Mortgage borrowers often refinance if interest rates decline, which causes the value of the security to fall.

      -  Foreign bonds may pose greater risks than domestic bonds.

        + Adverse political or economic events in a foreign country could cause the price of a foreign bond to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign bonds than is available for domestic bonds.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign bonds.

      - High-yield bonds have a greater risk of default than investment grade bonds. Default means the bond's issuer -- the company or country that issues the bond -- fails to make one or more interest payments, or fails to repay the principal. If an issuer defaults on a bond held by the Fund, the bond's value will decrease, possibly to near zero, and the Fund's net asset value and total return will decline.

        + The value of high-yield bonds may change drastically in response to economic events or in response to the financial health of the issuer. These price swings will affect the net asset value and total return of the Fund.

        + When the economy is performing poorly, more high-yield bonds may default than normal.

        +  High-yield bonds may not trade as often as higher quality bonds.

      - The Fund generally engages in active and frequent bond trading. Although brokerage expenses increase as turnover increases, the Fund believes that the benefits of more active trading exceed the additional costs.

TEMPORARY DEFENSIVE POSITIONS

     Each Fund may, at times, adopt a temporary defensive position in which the Fund invests a greater proportion of its assets than normal in cash or high quality bonds. A Fund would adopt such a defensive position in response to adverse market, economic, political, or other conditions, or to enable the Fund to take advantage of buying opportunities. If a Fund adopts a defensive position at an inappropriate time, the Fund's return may be lower than it otherwise would have been.

PORTFOLIO HOLDINGS DISCLOSURE

     The Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is described in the Funds' Statement of Additional Information. See the back cover of this prospectus for information about how to obtain a copy of the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

     The Company utilizes a Manager/Subadviser structure for advisory services.

      - CitiStreet Funds Management LLC (the "Manager") has ultimate responsibility for all investment advisory services. It supervises the subadvisers, who make the day-to-day investment decisions for the Funds.

      - Each Fund currently has three subadvisers. For three of the Funds, one subadviser is affiliated with Citigroup Inc., one is affiliated with State Street Corporation, and one is not affiliated with either company. For one fund, a subadviser is affiliated with State Street Corporation, and two are not affiliated with either company. Citigroup Inc. and State Street Corporation indirectly own the Manager. The Manager decides how to allocate each Fund's assets among its subadvisers.

      - Each Fund may change subadvisers or change the agreements with its subadvisers. Although we do not currently intend to do so, the Funds may change their current practice of having three subadvisers per Fund. The Fund can make many of these subadviser changes without shareholder approval. For example, the Fund can add subadvisers not affiliated with the Manager without shareholder approval, but the Fund will send you a notice within 90 days of such a change. If shareholder approval is required, the Fund will send you a proxy statement describing the proposed change.

      - Each Fund pays an investment advisory fee to the Manager and to the subadvisers.


     The following chart lists each Fund's current subadvisers, the total investment advisory fees the Fund paid in 2004 as a percentage of the Fund's average net assets, and the maximum total advisory fees the Fund is permitted to pay, also as a percentage of average net assets.



                                                                                                        MAXIMUM
                                                                                    TOTAL ADVISORY    PERMISSIBLE
                FUND                                   SUBADVISERS                   FEES IN 2004     ADVISORY FEE
                ----                                   -----------                  --------------    ------------
      International Stock Fund              Alliance Capital Management L.P.             0.71%            0.80%
                                           Oechsle International Advisors LLC
                                               SSgA Funds Management, Inc.
      Small Company Stock Fund              TCW Investment Management Company            0.59%            1.05%
                                              Babson Capital Management LLC
                                               SSgA Funds Management, Inc.
      Large Company Stock Fund              Wellington Management Company LLP            0.53%            0.70%
                                            Smith Barney Fund Management LLC
                                               SSgA Funds Management, Inc.
        Diversified Bond Fund             Western Asset Management Company, LLP          0.44%            0.60%
                                          Salomon Brothers Asset Management Inc
                                               SSgA Funds Management, Inc.


     Beginning June 30, 2005, reports to shareholders will contain a discussion of the basis for the Board of Directors' approval of the Funds' advisory agreements. A shareholder report will include disclosure regarding any approvals during the six-month period covered by the report. See the back cover of the prospectus for information about how to obtain a copy of the shareholder reports.

     Information about the Manager and about each of the Subadvisers appears below.

     CITISTREET FUNDS MANAGEMENT LLC (the "Manager") serves as the overall investment adviser to the Funds. The Manager is an indirect wholly-owned subsidiary of CitiStreet LLC, which is indirectly jointly owned 50% by Citigroup Inc. and 50% by State Street Corporation. The Manager retains consultants to assist it in monitoring and evaluating the performance of the subadvisers. The Manager's address is 400 Atrium Drive, Somerset, NJ 08873-4172.


     ALLIANCE CAPITAL MANAGEMENT ("Alliance") serves as a subadviser for the International Stock Fund through its Bernstein Investment Research & Management unit ("Bernstein unit"). Its corporate offices are located at 1345 Avenue of the Americas, New York, NY 10105. Alliance is an indirect subsidiary of AXA Financial, Inc., a global financial services organization. As of December 31, 2004, Alliance managed approximately $539 billion of assets. The following individuals are primarily responsible for the day-to-day management of the portion of the International Stock Fund managed by Alliance. Each individual has had responsibility for the International Stock Fund since 2005.



     The management of and investment decisions for the Fund's portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The four members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Sharon Fay, Kevin Simms, Giulio Martini and Henry D'Auria.



     Sharon Fay was appointed CIO -- Global Value equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. She also serves on the firm's Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1997 and 1999, Ms. Fay was CIO -- Canadian Value equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Ms. Fay joined Bernstein in 1990 as a research analyst in investment management, following the airline, lodging, trucking and retail industries. Before joining Bernstein, Ms. Fay served as director of research at Bernard L. Madoff. She earned a BA from Brown University and an MBA from Harvard University. Location: London.



     Kevin Simms was named co-CIO -- International Value equities in 2003, which he has assumed in addition to his role as director of research -- Global and International Value equities, a position he has held since 2000. As research director, he was instrumental in implementing significant enhancements to Bernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research -- Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.



     Giulio Martini was appointed to head the newly created quantitative strategies team within the value-equities unit. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Prior to that, Mr. Martini had served as a senior economist concentrating on US research since joining Bernstein in 1985. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He earned a BA from the University of Colorado and an MA in political economy from Boston University. He also completed all course and examination requirements for the PhD program in economics at Boston University. Location: New York.



     Henry D'Auria was named co-CIO of International Value equities in 2003, adding to his responsibilities as CIO -- Emerging Markets Value equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research -- Small Cap Value equities and director of research -- Emerging Markets Value equities. Mr. D'Auria joined the firm in 1991 as a research analyst covering consumer and natural gas companies, and he later covered the financial services industry. Before coming to Bernstein, Mr. D'Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College. Chartered Financial Analyst. Location: New York.


     BABSON CAPITAL MANAGEMENT LLC ("Babson") serves as a subadviser for the Small Company Stock Fund. Its corporate offices are located at One Memorial Drive, Cambridge, MA 02142-1300. Babson is an indirect subsidiary of Massachusetts Mutual Life Insurance Company. As of December 31, 2004, Babson managed approximately $89.7 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Small Company Stock Fund managed by Babson:


     Paul S. Szczygiel, CFA, Managing Director, Lead-Portfolio Manager, is the team leader responsible for managing Babson Capital's small cap growth portfolios. He has over 20 years of investment experience. Prior to joining Babson Capital (or a former affiliate of Babson Capital) in 1994, he was a stock analyst at Standard & Poor's and Bear Stearns. Paul holds a BA and MBA from Clark University as well as the Chartered Financial Analyst designation. He has had responsibility for the Small Company Stock Fund since 2005.


     Robert K. Baumbach, CFA, Managing Director, is the co-Portfolio Manager for Babson Capital's small cap growth portfolios. He has over 19 years of investment experience. Prior to joining Babson Capital in 1999, he previously held positions at Standard & Poor's, Keystone Custodian Funds, and most recently at Putnam Investments. Rob received a BS from Towson State University and a MS from University of Baltimore. Rob is a Chartered Financial Analyst. He has had responsibility for the Small Company Stock Fund since 2005.


     OECHSLE INTERNATIONAL ADVISORS LLC ("Oechsle") serves as a subadviser to the International Stock Fund. Its corporate offices are located at One International Place, Boston, MA 02110. Oechsle is a Delaware limited liability company. Oechsle was formed and registered as an investment adviser with the SEC in October 1998. As of December 31, 2004, Oechsle managed approximately $16.3 billion in assets. All of Oechsle's portfolio managers and research analysts work together to develop a broad investment strategy, establish a framework of country allocations, and contribute individual stock ideas. The following individual is responsible for the day-to-day management of the portion of the International Stock Fund managed by Oechsle:



     L. Sean Roche is a Managing Principal, CIO, COO and Portfolio Manager/Research Analyst for Oechsle. He is the portfolio manager primarily responsible for overseeing Oechsle's management of its portion of the International Stock Fund and has had this responsibility since 2005. Mr. Roche has final discretion over the day-to-day management of the Portfolio. His research focus is on investments in Europe. He is also responsible for the oversight of the portfolio management investment strategy. Prior to forming Oechsle, Mr. Roche was a Vice President and Portfolio Manager for Putnam International Advisors. Previously, he was associated with Rowe Rudd & Company and James Capel & Company in London, where he worked as a technology analyst. Mr. Roche holds a B.Sc. Econ. (Hons.) from the London School of Economics.


     SALOMON BROTHERS ASSET MANAGEMENT INC ("Salomon Brothers") serves as one of the subadvisers for the Diversified Bond Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. Salomon Brothers is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31,

2004, Salomon Brothers managed more than $79.0 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Fund managed by Salomon Brothers:


     Peter Wilby is a Managing Director of Salomon Brothers. He has had responsibility for the Diversified Bond Fund since 2001.

     David Torchia has been a Managing Director of Salomon Brothers since January 1999. Prior to that time, Mr. Torchia was a Director of Salomon Brothers. He has had responsibility for the Diversified Bond Fund since 2001.


     SMITH BARNEY FUND MANAGEMENT LLC ("Smith Barney") serves as one of the subadvisers for the Large Company Stock Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. Smith Barney is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2004, Smith Barney managed more than $113.1 billion of money market and mutual fund assets. The following individuals are responsible for the day-to-day management of the portion of the Large Company Stock Fund managed by Smith Barney:


     Tom Vandeventer and Alan Blake are both Managing Directors of Smith Barney. They have had responsibility for the Large Company Stock Fund since 2002.


     SSGA FUNDS MANAGEMENT, INC. ("SSgA") serves as a subadviser to the International Stock Fund, the Small Company Stock Fund, the Large Company Stock Fund, and the Diversified Bond Fund. SSgA is one of the State Street Global Advisors companies that constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA was formed in May 2001 as a result of a change in federal law. The corporate offices of SSgA are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. SSgA is an affiliate of State Street Corporation and is an affiliate of the Manager. As of December 31, 2004, SSgA managed approximately $98 billion in assets, and State Street Global Advisors managed approximately $1.2 trillion in assets.



     SSgA manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Citistreet Funds portfolios include the following:



     Large Company Stock Fund and Small Company Stock Fund



     Tom Rawlings is a Principal at State Street Global Advisors and SSgA, and a Portfolio Manager in the Global Structured Products Group. He is the lead portfolio manager for the Large Company Stock Fund and the Small Company Stock Fund. Throughout his career Tom has managed a wide variety of funds, ranging from emerging markets to the US market. Tom's current focus areas include funds benchmarked to the Standard and Poor's, Dow Jones, and Russell Indices. In addition to his fund responsibilities, Tom has worked on formulating trade strategies for index changes, and the Russell reconstitution, and has worked on several project groups focusing on process efficiency, review, and recovery services. Tom also conducts optimization analysis for socially screened portfolios, and performs analysis for general research topics within the Global Structured Products Group. Prior to Tom's current position, he was the equity technical support analyst in the Operations Group. In this role Tom's responsibilities included project management, technical assistance and training, and programming and operations process review worldwide. Tom holds a BS in Management with a concentration in Finance from the University of Massachusetts, Boston, and holds his MBA in Management from Boston University, where he concentrated in Corporate Financial Management and Financial Institutions Analysis. Tom has been working in the investment management field since he joined SSgA in December 1995.



     Karl Schneider is a Principal of State Street Global Advisors and SSgA, and a portfolio manager within the Global Structured Products Group. He joined State Street in 1996 and currently manages the firm's commingled Wilshire 5000, Wilshire 4500, and Russell 2000 funds, as well as other commingled and separately managed domestic and international funds. Prior to joining the Global Structured Products Group, Karl worked as a portfolio manager in SSgA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Prior to this, he worked as an analyst in State Street's Process Engineering division where he both assisted and led a number of internal consulting engagements aimed at improving operational efficiencies within the custody bank. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.



     James May, CFA is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the firm's Global Structured Products Group. He manages a variety of portfolios for the Developed Markets team benchmarked to indexes including MSCI, Standard & Poor's, and Russell. Jim is also responsible for managing several mutual funds, most notably the SSgA S&P 500 Fund which he has managed since 1995. Jim joined SSgA in 1991. Prior to the Global Structured Products Group, Jim worked in the firm's Passive U.S. Equity Operations department as a Senior Analyst. As a member of the Developed Markets team, he worked on the formulation of trading strategies for index change trades, Russell reconstitution, and MSCI quarterly rebalancing and Provisional trades. Jim also served on the Russell 1000 Advisory Committee at the New York Board of Trade. He has been working in the investment management field since 1989 when he joined State Street Corporation's Custody operation. Jim holds an MBA from Boston College and a BS in Finance from Bentley College, and earned the Chartered Financial Analyst designation. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.



     Michael Feehily, CFA is a Principal of State Street Global Advisors and SSgA, and head of the U.S. Equity Team within the Global Structured Products Group. Mike is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. He also serves as Portfolio Manager for the firm's Russell 1000 Value and Growth ERISA Funds, the S&P Midcap 400 ERISA Fund, and the SSgA IAM Shares Mutual Fund, in addition to several other commingled and separately managed products. Mike joined SSgA in 1997, initially working in the Performance and Analytics group. Preceding this, he was part of the Global Operations Department of State Street Corporation where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mike has been working in the investment management field since 1992. Mike holds a Bachelor of Science degree in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He earned the

     Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.



     David Chin is a Principal and Senior Portfolio Manager in the Global Structured Products Group at State Street Global Advisors and SSgA Funds Management Inc. He is responsible for managing both U.S. and International funds. Prior to joining SSgA in 1999, David was a product analyst in the Analytical Services Group at Frank Russell Company. Before this, he worked at OneSource Information Systems developing investment software. Preceding this, he was affiliated with PanAgora Asset Management in the Research and Development group creating quantitative investment models for international equities. David has been working in the investment management field since 1992. David holds a BS in Management Information Systems from the University of Massachusetts/Boston and an MBA from the University of Arizona.



     Diversified Bond Fund:



     John Kirby is a Principal of State Street Global Advisors and SSgA. He is head of the firm's Fixed Income Index team and is the lead portfolio manager for the CitiStreet Diversified Bond Fund. He has managed the product since 1999 and portfolios within the group since 1997. In addition to portfolio management, John's responsibilities include risk management and product development. He has been working in the investment management field since 1983 and has more than 15 years of experience in the fixed income markets. Prior to joining SSgA in 1995, John was with Lowell Blake & Associates in Boston, where he was a Portfolio Manager, responsible for client relations and the firm's fixed income investments. Before this he was a portfolio manager/fixed income analyst with Shawmut Bank and asset/liability risk specialist at CambridgePort Savings. John earned a Bachelors Degree from Boston College. He served as a member of a municipal retirement board for ten years and currently serves on the SSgA Fiduciary Advisory Committee and is a member of the Lehman Brothers Index Advisory Council.



     Michael J. Brunell is a Principal of State Street Global Advisors and SSgA, and is a member of the Passive Fixed Income portfolio management group. Previously, Mike was responsible for managing the U.S. Bond Operation group. He has been working in the investment management field since joining SSgA in 1997. Prior to joining the Fixed Income group, Mike spent 3 years in the Mutual Funds Custody division of State Street Corporation working on the accounting side of various domestic and international equity and bond portfolios. Mike received a Bachelor of Science degree in Business Administration from Saint Michael's College.



     International Stock Fund:



     Paul Moghtader, C.F.A., is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the Global Active Equity group. Paul is co-lead portfolio manager on the International Stock Fund. He has been responsible for the International Stock Fund since 2005. He is responsible for both stock selection and the portfolio construction process on a daily basis and he is supported by the other backup portfolio managers listed below. The investment process Paul and the team employ is quantitative in nature. Paul currently works from SSgA's Boston office after six years managing portfolios from SSgA's Paris and London offices. Prior to joining SSgA in 1998, Mr. Moghtader worked as a programmer of financial systems. He has eight years of industry experience. Mr. Moghtader earned an M.B.A. from the JL Kellogg Graduate School of Management at Northwestern University and a B.A. in Economics from Macalester College.

     Craig Scholl, C.F.A., is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the Global Active Equity Group. Craig is co-lead portfolio manager on the International Stock Fund. He has been responsible for the International Stock Fund since 2005. He is responsible for both stock selection and the portfolio construction process on a daily basis and he is supported by the other backup portfolio managers listed below. The investment process Craig and the team employ is quantitative in nature. Prior to joining SSgA in 2000, Mr. Scholl served for 3 years as Managing Director of Public Equities for the Virginia Retirement System, where he was responsible for internally and externally managed portfolios. Before that, from 1990 to 1997, he was a pension investment manager within two large corporations. His prior experience also includes serving as a consultant with InterSec Research and as a vice president at I/B/E/S. Mr. Scholl earned a B.S. in Finance and Television Production from Syracuse University. He is a member of the CFA Institute and the Boston Security Analysts Society. He currently serves on the investment committees of the Unitarian Universalist Association and an educational foundation.



     Didier Rosenfeld, C.F.A., is a Principal of State Street Global Advisors and SSgA, and a Portfolio Manager in the Global Active Equity Group. He is responsible for product development and portfolio management across the quantitative international active equity strategies. Didier is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. He has been responsible for the International Stock Fund since 2005. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Since joining SSgA in May of 2000, Mr. Rosenfeld has focused on international equities. Prior to joining SSgA, he worked as an assistant trader for the BCEN Eurobank and as an auditor/consultant for Arthur Andersen. Mr. Rosenfeld earned a Masters in Management with honors from Rheims Graduate School of Management, a premier French Graduate School of Management. Mr. Rosenfeld is a member of Phi Kappa Phi and Beta Gamma Sigma as well as MENSA International.



     Matthew McPhee is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the Global Active Equity Group. He is responsible for product development and portfolio management across the quantitative international active equity strategies. Matthew is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. He has been responsible for the International Stock Fund since 2005. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Prior to joining SSgA in November of 2004, Mr. McPhee worked for AMP Capital Investors in Australia for 12 years. Before that, from 1987 to 1990, and from 1990 to 1992, respectively, he served as a senior analyst for Merrill Lynch and Morgan Stanley, also in Australia. Mr. McPhee earned a Bachelor of Economics from the University of Sydney. He has over twenty years of experience in fundamental research and investment management, and he brings these skills and perspectives to SSgA's philosophy of pragmatic quant.



     Craig DeGiacomo is a Principal of State Street Global Advisors and SSgA, and a member of the Global Active Equity Group. Mr. DeGiacomo is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. He has been responsible for the International Stock Fund since 2005. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Prior to assuming his current role in 2001, Mr. DeGiacomo was an Operations Manager for SSgA's Global Structured Products Group, where he was responsible for overseeing investment operations for developed and emerging markets. Before that, he was an

     Operations Associate. Mr. DeGiacomo joined SSgA in 1996 from State Street Corporation's Public Funds Division. Mr. DeGiacomo earned a B.S. from Providence College and an M.B.A. from Boston College. He is working toward his C.F.A. designation.



     TCW INVESTMENT MANAGEMENT COMPANY ("TCW") serves as one of the subadvisers for Small Company Stock Fund. Its principal offices are at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW serves as investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2004, TCW and its affiliates had approximately $110 billion under management or committed for management in various fiduciary and advisory capacities. The following individual is responsible for the day-to-day management of the portion of the Fund managed by TCW:


     Diane E. Jaffee, CFA has served as a portfolio manager for TCW and its predecessors since 1995. Ms. Jaffee has had responsibility for the Small Company Stock Fund since 1997.


     WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") serves as one of the subadvisers for the Large Company Stock Fund. Its offices are at 75 State Street, Boston, MA 02109. It serves as an investment adviser to a variety of institutional investors, including mutual funds. As of December 31, 2004, Wellington Management managed more than $470 billion of assets.



     Cheryl M. Duckworth, CFA, coordinates a team of global industry analysts that manage the portion of the Large Company Stock Fund sub-advised by Wellington Management. Ms. Duckworth has served as the coordinator for the Fund since 2003. Ms. Duckworth, a Vice President of Wellington Management, joined the firm as an investment professional in 1994.



     WESTERN ASSET MANAGEMENT COMPANY ("Western") serves as one of the subadvisers for the Diversified Bond Fund. Its corporate offices are at 385 East Colorado Boulevard, Pasadena, CA 91101. Western serves as an investment adviser to a variety of institutional investors, including mutual funds. As of December 31, 2004, Western managed more than $197.8 billion of assets. The day-to-day management of the portion of the Diversified Bond Fund managed by Western is the responsibility of the Western Asset Investment Strategy Group, which comprises
S. Kenneth Leech, Stephen A. Walsh, and Edward A. Moody.



     S. Kenneth Leech is Western's Chief Investment Officer. He serves as a co-team leader responsible for the day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. He has been employed by Western in his current position for the past five years and has had responsibility for the day-to-day management of the portion of the Diversified Bond Fund managed by Western since the Fund's inception in 1993.



     Stephen A. Walsh is Western's Deputy Chief Investment Officer. He serves as a co-team leader responsible for the day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. He has been employed by Western in his current position for the past five years and has had responsibility for the day-to-day management of the portion of the Diversified Bond Fund managed by Western since the Fund's inception in 1993.



     Edward A. Moody is Western's Portfolio Manager. He is responsible for portfolio structure, including sector allocation, duration weighting, and term structure designs. Mr. Moody has been a member of the portfolio management team for the CitiStreet Diversified Bond Fund since the Fund's inception. He has been employed by Western in his current position for the past five years and has had responsibility for the day-to-day management of the portion of the Diversified Bond Fund managed by Western since the Fund's inception in 1993.

PRICING, PURCHASE, AND REDEMPTION OF SHARES

PRICING OF SHARES

     The price of one share of each Fund is equal to that Fund's "net asset value" per share. The net asset value per share of each Fund equals:

      -  The sum of the value of all the securities held by that Fund.

        + We value stocks, options, and futures contracts based on market quotations.

        + We value bonds and other debt securities with remaining maturities of 60 days or more using an independent pricing service.

        + We value bonds and other debt securities with remaining maturities of less than 60 days based on an amortized cost basis.

        + We generally value a foreign security using the closing prices on the exchange on which the security trades (converted to U.S. dollars at the current rate we obtain from a recognized bank or dealer), unless, as noted below, we determine to use fair value pricing.

        + We value forward contracts at the current cost of covering or offsetting the contracts.

        + We value securities or assets without readily-available market quotations at fair value under our established procedures. We may also use fair value pricing if we determine that the market quotation is not reliable. For example, we may use fair value pricing for a foreign security if a significant event affecting its value occurs between the closing of the exchange and the time the Fund values its shares.

      -  Plus any cash or other assets the Fund holds.

      -  Minus all of the Fund's liabilities.

        + Liabilities include the Fund's unpaid expenses (such as the investment advisory fees), which we compute daily.

      -  Divided by the total number of shares outstanding of the Fund.

     We compute the net asset value of the shares of each Fund once each day that the New York Stock Exchange ("NYSE") is open for trading, as of the closing of regular trading on the NYSE, which is generally 4:00 p.m. New York City time.

PURCHASE AND REDEMPTION OF SHARES

     You may invest in the Funds only through certain variable annuity contracts and variable life insurance contracts ("variable contracts") and certain qualified retirement plans, including arrangements and plans under section 403(b) or 457(b) of the Internal Revenue Code ("retirement plans"). Therefore, the Funds sell their shares only to separate accounts issuing variable contracts or trusts related to retirement plans.

     If you invest in the Funds through a variable contract, you should read the prospectus for the variable contract, which will provide information about the procedures for your investments in the variable contract and indirectly in the Funds. If you invest in the Funds through a retirement plan, you should ask your employer, plan administrator, or plan recordkeeper for information about procedures for investment directions under your retirement plan.

     We sell shares of a Fund at the share price first set after receipt of the purchase order. Currently, a purchase order is deemed received by the Fund when received by the insurance company, the insurance company's recordkeeping agent, or the retirement plan's recordkeeper. The Funds charge no sales charge on the purchase of shares.

     The Funds redeem shares for money, within seven days of receipt of proper notice of redemption or sooner if required by law. We redeem the shares at the first price after receipt of a proper request for redemption. The Funds do not charge any redemption charge. We may suspend the right to redeem shares or to receive payment if: the SEC tells us that trading on the NYSE is restricted; the NYSE is closed (other than customary weekend and holiday closings); the SEC tells us that an emergency exists, so that we cannot readily sell a Fund's securities or compute a Fund's net asset value; or the SEC orders the suspension to protect shareholders of a Fund. The Funds' redemption rules apply to a Fund's payment to the insurance company separate account or retirement plan trust; your retirement plan, variable contract, or both have further provisions concerning how a redemption is credited under your variable contract or retirement plan and when you receive a plan distribution or variable contract payment.


     The Funds have a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts in any Fund that could disrupt orderly management of the Funds' investment portfolio ("disruptive trading"). The Funds are not designed to provide investors with the means of speculating on short-term market movements. Disruptive trading by investors may, under some circumstances, require a Fund to invest more than otherwise appropriate amounts of assets in money-market instruments, cause a Fund prematurely to liquidate certain investments at unfavorable prices, negatively affect the Funds' performance, and increase transaction costs for all investors. Similarly, arbitrage of the changing value of a Fund's assets between daily pricing may dilute the value of investments held by long-term investors. Funds, such as the International Stock Fund, that invest primarily in foreign securities may be more susceptible to disruptive trading because time zone differences among international stock markets can allow an investor to engage in short-term trading to exploit share prices that may be based on closing prices of foreign securities established sometime before the Fund calculates its own share price. Funds, such as the Small Company Stock Fund, that invest primarily in small or mid-sized companies may be more susceptible to disruptive trading because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies.



     Because insurance companies and recordkeepers maintain the participant or individual investor records and submit to the Funds only aggregate orders combining the transactions of many such investors, the Funds by themselves generally cannot monitor trading by particular investors. Instead, the Funds implement their policy of deterring disruptive trading by reviewing the procedures used by the insurance companies and recordkeepers to identify and deter disruptive trading. The Funds also receive periodic reports from the insurance companies and the recordkeepers regarding the implementation of those entities' procedures. Because actions taken to deter disruptive trading may vary, the trading procedures in place may vary depending on the insurance company or recordkeeper for your retirement plan or variable contract. Please see the prospectus for your variable contract or contact your plan recordkeeper for information about the trading procedures applicable to you. In addition, the Funds monitor the aggregate cash flows received from insurance companies and recordkeepers in an effort to identify any unusual aggregate flows that may indicate disruptive trading activity. The Funds also employ fair value pricing procedures to deter disruptive trading.



     Although the Funds will endeavor to ensure that each insurance company or recordkeeper has policies and procedures to identify and deter disruptive trading, the Funds cannot guarantee the success of such procedures. Therefore, it is possible that some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading.

     The Funds reserve the right to refuse to sell shares to a separate account or retirement plan if such sales are not in the Funds' best interests. For example, a Fund may reject all or part of a purchase order from a separate account or retirement plan when the order (or a portion of it) might be due to disruptive trading or might be an attempt to arbitrage the changing value of a Fund's assets between daily pricings.


DISTRIBUTIONS

     Each Fund distributes substantially all of its net investment income, if any, and all of its net realized capital gains from selling securities. These distributions are automatically reinvested in additional shares of the Fund.

OTHER INFORMATION

CLASSES OF SHARES

     Each Fund currently offers two classes of shares, one of which, the I Shares, is offered by this prospectus. I Shares are offered only in connection with investments under variable annuity contracts, variable life insurance contracts, and certain qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code). The other class, R Shares, is available only in connection with investments under certain qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code) that require a fee from Fund assets to procure distribution and administration services to plan participants.

FEDERAL INCOME TAXES

     If you own or are considering buying a variable life insurance policy or a variable annuity contract that invests in the Funds, you should consult its prospectus for a discussion of tax consequences of investing in the Funds.

     The tax laws and regulations that apply to qualified retirement plans are complex and vary according to the type of plan and its terms and conditions. In many cases, qualified retirement plans enjoy a tax-advantaged status, so that participants in such a plan will not be taxed on their interests in the plan until they receive a distribution or payment from it. If you participate in a qualified retirement plan that invests in the Funds, you should consult a qualified tax adviser to learn about your specific tax situation.

MONITORING FOR POSSIBLE CONFLICT

     The Funds sell shares to fund variable annuity contracts, to fund variable life insurance contracts, and to qualified retirement plans. It is possible that the interests of variable life insurance policy owners, variable annuity contract owners, and participants in qualified retirement plans could conflict in a material way. The Funds will monitor the situation and, in the event that a material conflict did develop, would determine what action to take in response.

FINANCIAL HIGHLIGHTS


     The financial highlights table is meant to help you understand the Funds' financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. KPMG LLP has audited the information, and its report, along with the Funds' financial statements, appear in the Annual Report, which we will send you on request. To learn how to obtain the Annual Report and other information about the Funds, see the back cover.

Financial Highlights


CitiStreet Funds, Inc.



                                                            International Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2004       2003       2002       2001       2000
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of year................................  $  11.96   $   9.27   $  12.45   $  19.58   $  22.33
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income(1).........................      0.17+      0.15+      0.08       0.03       0.24
 Net realized and unrealized gain (loss) on
   investments....................................      1.58       2.62      (2.83)     (4.22)     (1.97)
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      1.75       2.77      (2.75)     (4.19)     (1.73)
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.17)     (0.08)     (0.07)     (0.21)     (0.18)
 Distributions from net realized gains on
   investments....................................        --         --      (0.36)     (2.73)     (0.84)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.17)     (0.08)     (0.43)     (2.94)     (1.02)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of year......................................  $  13.54   $  11.96   $   9.27   $  12.45   $  19.58
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     14.84%     30.04%    (22.31)%   (21.44)%    (8.03)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $479,714   $420,060   $331,996   $368,195   $344,409
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.89%      0.90%      0.90%      0.86%      0.75%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.89%      0.90%      0.90%      0.86%      0.75%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.88%      0.89%      0.89%      0.85%      0.74%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      1.38%      1.50%      0.91%      0.70%      0.93%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      1.39%      1.51%      0.92%      0.71%      0.94%
 Portfolio turnover rate..........................     48.47%     48.31%     54.15%     68.20%     23.94%
--------------------------------------------------------------------------------------------------------



   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.


   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.


    +  Calculated using the average share method.

Financial Highlights


CitiStreet Funds, Inc.



                                                            Small Company Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2004       2003       2002       2001       2000
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of year................................  $  12.16   $   8.51   $  11.28   $  17.23   $  16.42
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income (1)........................      0.03+      0.03+      0.01       0.06       0.01
 Net realized and unrealized gain (loss) on
   investments....................................      1.78       3.63      (2.68)     (0.15)      1.66
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      1.81       3.66      (2.67)     (0.09)      1.67
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.01)     (0.01)     (0.05)     (0.01)        --
 Distributions from net realized gains on
   investments....................................        --         --      (0.05)     (5.85)     (0.86)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.01)     (0.01)     (0.10)     (5.86)     (0.86)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of year......................................  $  13.96   $  12.16   $   8.51   $  11.28   $  17.23
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     14.94%     43.06%    (23.72)%     1.57%     10.08%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $428,279   $375,847   $221,015   $276,788   $367,278
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.74%      0.79%      0.76%      0.77%      0.84%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.74%      0.79%      0.76%      0.77%      0.84%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.74%      0.79%      0.76%      0.74%      0.81%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.23%      0.27%      0.24%      0.41%      0.01%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      0.23%      0.27%      0.24%      0.44%      0.04%
 Portfolio turnover rate..........................     54.17%     83.46%     52.35%     94.86%    154.61%
--------------------------------------------------------------------------------------------------------



   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.


   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.


    +  Calculated using the average share method.

Financial Highlights


CitiStreet Funds, Inc.



                                                            Large Company Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2004       2003       2002       2001       2000
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of year................................  $  10.68   $   8.39   $  10.95   $  13.98   $  17.61
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income(1).........................      0.14+      0.10+      0.07       0.05       0.11
 Net realized and unrealized gain (loss) on
   investments....................................      0.92       2.25      (2.57)     (2.26)     (2.66)
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      1.06       2.35      (2.50)     (2.21)     (2.55)
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.09)     (0.06)     (0.06)     (0.10)     (0.20)
 Distributions from net realized gains on
   investments....................................        --         --         --      (0.72)     (0.88)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.09)     (0.06)     (0.06)     (0.82)     (1.08)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of year......................................  $  11.65   $  10.68   $   8.39   $  10.95   $  13.98
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     10.04%     28.14%    (22.84)%   (15.74)%   (14.96)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $751,357   $648,073   $432,891   $472,712   $442,439
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.64%      0.63%      0.70%      0.69%      0.68%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.64%      0.63%      0.70%      0.69%      0.68%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.62%      0.62%      0.67%      0.68%      0.65%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      1.30%      1.10%      0.85%      0.67%      0.83%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      1.32%      1.12%      0.88%      0.68%      0.86%
 Portfolio turnover rate..........................     37.75%     26.89%     60.04%     71.67%    157.89%
--------------------------------------------------------------------------------------------------------



   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.


   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.


    +  Calculated using the average share method.

Financial Highlights


CitiStreet Funds, Inc.



                                                               Diversified Bond Fund -- I Shares
                                                     ------------------------------------------------------
                                                                    Year Ended December 31,
                                                     ------------------------------------------------------
                                                       2004       2003       2002     2001(3)(4)   2000(4)
                                                     --------   --------   --------   ----------   --------
NET ASSET VALUE
 Beginning of year................................   $  11.69   $  11.56   $  11.06    $  10.74    $  10.18
                                                     --------   --------   --------    --------    --------
OPERATIONS
 Net investment income(1).........................       0.45+      0.47+      0.52+       0.57+       0.71
 Net realized and unrealized gain on
   investments....................................       0.09       0.16       0.45        0.16        0.49
                                                     --------   --------   --------    --------    --------
 Total from investment operations.................       0.54       0.63       0.97        0.73        1.20
                                                     --------   --------   --------    --------    --------
DISTRIBUTIONS
 Dividends from net investment income.............      (0.40)     (0.50)     (0.47)      (0.41)      (0.64)
 Distributions from net realized gains on
   investments....................................         --         --         --          --          --
                                                     --------   --------   --------    --------    --------
 Total distributions..............................      (0.40)     (0.50)     (0.47)      (0.41)      (0.64)
                                                     --------   --------   --------    --------    --------
NET ASSET VALUE
 End of year......................................   $  11.83   $  11.69   $  11.56    $  11.06    $  10.74
                                                     ========   ========   ========    ========    ========
TOTAL RETURN(2)...................................       4.65%      5.58%      8.97%       6.86%      12.35%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........   $833,489   $699,392   $628,639    $531,202    $284,479
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................       0.54%      0.55%      0.56%       0.65%       0.62%
   After repayments/reimbursements and before
     directed brokerage arrangements..............       0.54%      0.55%      0.56%       0.65%       0.62%
   After repayments/reimbursements and directed
     brokerage arrangements.......................       0.54%      0.55%      0.56%       0.65%       0.62%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................       3.85%      4.09%      4.61%       5.18%       7.14%
   After repayments/reimbursements and directed
     brokerage arrangements.......................       3.85%      4.09%      4.61%       5.18%       7.14%
 Portfolio turnover rate..........................     125.02%    197.49%    211.37%     341.70%     163.11%
-----------------------------------------------------------------------------------------------------------



   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.


   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect changes attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.


   (3) The fund has adopted the provisions of the AICPA Audit Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.25% to 5.18%. Per share data and ratios/supplemental data for periods prior to January 1, 2002 have not been restated to reflect this change in presentation.


   (4) Financial information prior to April 27, 2001 is that of Long-Term Bond Fund.


    +  Calculated using the average share method.

  WHERE TO OBTAIN ADDITIONAL INFORMATION

You can obtain additional information about CitiStreet Funds, Inc. free upon request, including the following:

The ANNUAL REPORT TO SHAREHOLDERS and SEMI-ANNUAL REPORT TO SHAREHOLDERS describe the Funds' performance and list what securities each Fund held during the last year or half year. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the last year.

The STATEMENT OF ADDITIONAL INFORMATION contains additional information about CitiStreet Funds, Inc. and about the Funds' investment strategies and policies. This prospectus incorporates the Statement of Additional Information by reference, which means that the Statement of Additional Information is legally considered a part of the prospectus.

To obtain these documents, or for other inquiries about CitiStreet Funds, Inc.:

-  Call 1-800-242-7884.

-  Write to CitiStreet Funds, Inc., 400 Atrium Drive, Somerset, NJ 08873-4172.

To request other information about CitiStreet Funds, Inc., or to make shareholder inquiries, please contact the Funds at the same address and phone number.

In addition, you may obtain access to text-only versions of these documents through the Securities and Exchange Commission:

- You may visit the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for more information.

- You may visit the Securities and Exchange Commission's Internet site at http://www.sec.gov.

- You may also obtain copies of these documents, upon payment of a duplication fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

                               [CITISTREET LOGO]
[GLOBE GRAPHIC]

             (C)Copyright 1993-2005 CitiStreet Funds Management LLC

7-PO11-BKT(4/05)jk             Citistreet Funds, Inc., SEC File No. 811-07450

                         [THE CITISTREET FUNDS GRAPHIC]
                                          R SHARES

                                   PROSPECTUS   MAY 1, 2005

                                   - CITISTREET INTERNATIONAL STOCK FUND
                                   - CITISTREET SMALL COMPANY STOCK FUND
                                   - CITISTREET LARGE COMPANY STOCK FUND
                                   - CITISTREET DIVERSIFIED BOND FUND

The Funds offer two classes of shares. This prospectus describes the R Shares class of the Funds (the "Shares"). The Shares are available only through certain qualified retirement plans (including arrangements under section 403(b) of the Internal Revenue Code).

AS WITH ALL MUTUAL FUNDS, NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              PROSPECTUS CONTENTS


Summary of Investment Objectives and Strategies.............    1
Summary of Investment Risks.................................    2
Performance.................................................    3
Fees and Expenses...........................................    5
Investment Objectives, Strategies, and Risks................    6
     CitiStreet International Stock Fund....................    6
     CitiStreet Small Company Stock Fund....................    7
     CitiStreet Large Company Stock Fund....................    8
     CitiStreet Diversified Bond Fund.......................    9
     Temporary Defensive Positions..........................   11
Management of the Funds.....................................   12
Pricing, Purchase, and Redemption of Shares.................   20
     Pricing of Shares......................................   20
     Purchase and Redemption of Shares......................   20
     Distributions..........................................   21
Other Information...........................................   22
     Classes of Shares......................................   22
     Administrative Services Fee............................   22
     Distribution Fee.......................................   22
     Federal Income Taxes...................................   22
     Monitoring for Possible Conflict.......................   22
Financial Highlights........................................   23

                        (This page intentionally left blank)

SUMMARY OF INVESTMENT OBJECTIVES AND STRATEGIES

INTERNATIONAL STOCK FUND

Objective:  Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

Strategy:   Invests in stocks of companies from at least five foreign countries.

         - The companies in which the Fund invests are generally large and well-established in their home country.

         -   The Fund invests primarily in countries with developed economies.

         - The Fund chooses companies that it expects to increase in value over the long-term.

         - The Fund invests, under normal circumstances, at least 80% of its investable assets in stock (or similar equity-related investments).

SMALL COMPANY STOCK FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of smaller companies.

LARGE COMPANY STOCK FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of larger, well-established companies.

DIVERSIFIED BOND FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in the following types of bonds, which are listed in order of importance:

         -   Investment-grade corporate bonds.

             + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations.

         -   U.S. government bonds.

         -   Foreign government bonds.

         -   Mortgage-related securities.

             + Mortgage-related securities provide an interest in a pool of home or commercial mortgages.

         -   Asset-backed securities.

             + Asset-backed securities provide an interest in a pool of assets like trade receivables.

         -   High-yield bonds.

             + High-yield bonds, commonly known as "junk bonds," pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal.

SUMMARY OF INVESTMENT RISKS

     Throughout this prospectus, the Funds appear in declining order of risk. For each of the Funds, the share price fluctuates over time. The total return of a Fund could be negative during the period you invest in the Fund, in which case you would lose part of your investment when you redeemed your shares.

     We describe below some of the risks specific to each Fund.

INTERNATIONAL STOCK FUND

     - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions. All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. corporations.

     - Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.

     - Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

     - Changing currency exchange rates can decrease the U.S. dollar value of foreign stocks.

SMALL COMPANY STOCK FUND

     - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - The prices of small companies tend to fluctuate more than those of larger, more established companies.

LARGE COMPANY STOCK FUND

     - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - Investing in larger, well-established companies, such as the ones the Fund invests in, is usually less risky than investing in the stocks of smaller companies.

DIVERSIFIED BOND FUND

     -  The prices of bonds fluctuate depending upon interest rates.

     - As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

     - The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.


     - Investment in bonds involves credit risk, the risk that the issuer could default on its obligations and the Fund not recover its investment. High-yield bonds have a greater risk of default than investment grade bonds.

PERFORMANCE

   The bar charts and tables shown below provide an indication of the risks of investing in each Fund by showing how each Fund's performance has varied over time and how each Fund's return over time compares to its respective benchmark. The R Shares were first made available on October 1, 2002. The returns shown for the R Shares reflect the historical performance of each Fund's initial class of shares prior to October 1, 2002, restated based on the R Shares fees and expenses. Each Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

INTERNATIONAL STOCK FUND
[BAR CHART]
                                                       [AMOUNTS ARE PERCENTAGES]

----    ------
1995     18.69
1996     21.86
1997      4.55
1998     14.29
1999     31.89
2000     -8.48
2001    -21.66
2002    -22.54
2003     29.49
2004     14.47

Highest Quarterly
  Return:                  20.83 (4th quarter 1999)
Lowest Quarterly
  Return:                 -20.51 (3rd quarter 2002)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                                     MORGAN STANLEY
                                  CAPITAL INTERNATIONAL
                                   EUROPE, AUSTRALIA,
                       THE FUND      FAR EAST INDEX
Past 1 Year:            14.47%           20.70%
Past 5 Years:           -4.00%           -0.80%
Past 10 Years:           6.40%            5.94%

SMALL COMPANY STOCK FUND
[BAR CHART]
                                                       [AMOUNTS ARE PERCENTAGES]

----    ------
1995     31.36
1996     -3.28
1997      6.62
1998     -8.88
1999     36.23
2000      9.77
2001      1.15
2002    -24.04
2003     42.64
2004     14.60

Highest Quarterly
  Return:                  24.89 (4th quarter 1999)
Lowest Quarterly
  Return:                 -23.19 (3rd quarter 1998)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                       THE FUND   RUSSELL 2500 INDEX
Past 1 Year:            14.60%          18.30%
Past 5 Years:            6.27%           8.35%
Past 10 Years:           8.61%          13.76%

LARGE COMPANY STOCK
[BAR CHART]
                                                       [AMOUNTS ARE PERCENTAGES]

----    ------
1995     38.04
1996     23.09
1997     31.12
1998     15.02
1999     -0.80
2000    -15.27
2001    -16.06
2002    -23.17
2003     27.71
2004      9.64

Highest Quarterly
  Return:                  15.39 (2nd quarter 2003)
Lowest Quarterly Return:  -17.12 (3rd quarter 2002)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                        THE FUND   S&P 500 INDEX
Past 1 Year:              9.64%       10.87%
Past 5 Years:            -5.95%       -2.30%
Past 10 Years             6.46%       12.07%

DIVERSIFIED BOND FUND*
[BAR CHART]
                                                       [AMOUNTS ARE PERCENTAGES]

----    ------
1995     22.01
1996      1.22
1997     11.58
1998      8.61
1999     -3.20
2000     11.87
2001      6.50
2002      8.56
2003      5.24
2004      4.30

Highest Quarterly
  Return:                  7.25 (2nd quarter 1995)
Lowest Quarterly Return:  -4.47  (1st quarter 1996)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                                          LEHMAN
                                         BROTHERS
                                        AGGREGATE
                             THE FUND   BOND INDEX
Past 1 Year:                  4.30%       4.34%
Past 5 Years:                 7.33%       7.71%
Past 10 Years:                7.51%       7.72%
* Prior to May 1, 2001, the Diversified Bond Fund
  was named the Long-Term Bond Fund and had an
  objective of investing primarily in long-term
  fixed income securities. The Diversified Bond
  Fund has an objective of investing primarily in
  fixed income securities of varying maturities.

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of each Fund.


                                                                INT'L     SMALL        LARGE      DIVERSIFIED
                                                                STOCK    COMPANY      COMPANY        BOND
                                                                FUND    STOCK FUND   STOCK FUND      FUND
                                                                -----   ----------   ----------   -----------
SHAREHOLDER FEES (paid directly from your investment)
    Sales Charge (Load) on Purchases                             N/A        N/A          N/A           N/A
    Deferred Sales Charge (Load)                                 N/A        N/A          N/A           N/A
    Sales Charge (Load) on Reinvested Dividends                  N/A        N/A          N/A           N/A
    Redemption Fee                                               N/A        N/A          N/A           N/A
    Exchange Fee                                                 N/A        N/A          N/A           N/A
    Account Fee                                                  N/A        N/A          N/A           N/A
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund
 Assets)
    Management Fees                                             0.71%     0.59%        0.53%         0.44%
    Distribution (12b-1) Fees                                   0.25%     0.25%        0.25%         0.25%
    Other Expenses                                              0.28%     0.25%        0.21%         0.20%
                                                                -----     -----        -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.24%     1.09%        0.99%         0.89%


EXAMPLE

   This Example is meant to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                   INT'L      SMALL        LARGE      DIVERSIFIED
                                                                                   STOCK     COMPANY      COMPANY        BOND
                                                                                    FUND    STOCK FUND   STOCK FUND      FUND
                                                                                   ------   ----------   ----------   -----------
                1 year....................................................         $  127     $  112       $  101       $   91
                3 years...................................................         $  396     $  348       $  317       $  285
                5 years...................................................         $  685     $  604       $  549       $  495
                10 years..................................................         $1,507     $1,334       $1,217       $1,100


You would pay the same expenses if you did not redeem your shares.

INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

     The investment objectives, strategies, and risks for each Fund appear below. As with all mutual funds, it is possible that a Fund could fail to achieve its objective.

CITISTREET INTERNATIONAL STOCK FUND

     Investment Objective. The International Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

     Investment Strategies. The Fund invests in stocks of companies from at least five foreign countries.

      - The companies in which the Fund invests are generally large and well-established in their home country.

      -  The Fund invests primarily in countries with developed economies.

      - The Fund chooses companies that it expects to increase in value over the long-term.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stock (or similar equity-related investments).

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on companies that the subadviser expects to have significant growth in earnings over the long-term.

        + One of the Fund's subadvisers uses a "core" approach, which seeks to maintain a regional balance in investments similar to the Fund's benchmark index.

     Investment Risks.

      - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. corporations.

        + Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign stocks.


      - "Value" stocks can perform differently from the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. They may continue to be inexpensive for long periods and may never realize their full value.

      - "Growth" stocks can perform differently from the market as a whole and other types of stocks. "Growth" stocks tend to be expensive relative to their earnings or assets compared to other types of stocks. They tend to be sensitive to changes in earnings and more volatile than other types of stocks.


CITISTREET SMALL COMPANY STOCK FUND

     Investment Objective. The Small Company Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.

     Investment Strategies. To achieve its objective, the Fund invests, under normal circumstances, at least 80% of its investable assets in common stocks (or similar equity-related investments) of smaller companies.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on small companies that the subadviser expects to have significant growth in earnings over the long term.

        + One of the Fund's subadvisers uses an "index" approach, with an objective of matching the performance of the Russell 2500 Index.

      - The Fund invests primarily in U.S. companies, but may also invest some of its assets in foreign companies as well.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks

         (or similar equity-related investments) of companies with a market value no greater than the largest company in the Russell 2500 Index (measured as of the date of investment). As of June 2004, the largest company in the index had a market capitalization of approximately $4 billion.


      -  The Fund may invest in stocks sold in initial public offerings
         ("IPOs").

     Investment Risks.

      - The prices of stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - The stock prices of small companies tend to fluctuate more than those of larger, more established companies.

      - Investing in small company stocks is subject to market capitalization risk, the risk that small company stocks as a group may fall out of favor and not perform as well as stocks of larger companies.

      - Prices of stocks purchased in IPOs may fluctuate more than other stocks.

      - Foreign stocks are subject to the risks described above in connection with the International Stock Fund.


      - "Value" stocks can perform differently from the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. They may continue to be inexpensive for long periods and may never realize their full value.



      - "Growth" stocks can perform differently from the market as a whole and other types of stocks. "Growth" stocks tend to be expensive relative to their earnings or assets compared to other types of stocks. They tend to be sensitive to changes in earnings and more volatile than other types of stocks.


CITISTREET LARGE COMPANY STOCK FUND

     Investment Objective. The Large Company Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

     Investment Strategies. To achieve its objective, the Fund invests, under normal circumstances, at least 80% of its investable assets in the stocks (or similar equity-related investments) of larger, well-established companies.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's subadvisers uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on companies that the subadviser expects to have above-average earnings growth.

        + One of the Fund's subadvisers uses an "index" approach, with the objective of matching the performance of the S&P 500 Index.

      - The Fund invests primarily in the stocks of U.S. companies, but may also invest some of its assets in the stocks of large, well-established foreign companies.


      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of companies with a market value no less than the smallest company in the S&P 500 Index (measured as of the date of investment). As of December 31, 2004, the smallest company in the S&P Index had a market capitalization of approximately $750 million.


     Investment Risks.

      - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - Investing in larger, well-established companies, such as the ones the Fund invests in, is usually less risky than investing in the stocks of smaller companies.

      - Investing in large company stocks is subject to market capitalization risk, the risk that large company stocks as a group may fall out of favor and not perform as well as stocks of smaller companies.

      - Foreign stocks are subject to the risks described above in connection with the International Stock Fund.


      - "Value" stocks can perform differently from the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. They may continue to be inexpensive for long periods and may never realize their full value.



      - "Growth" stocks can perform differently from the market as a whole and other types of stocks. "Growth" stocks tend to be expensive relative to their earnings or assets compared to other types of stocks. They tend to be sensitive to changes in earnings and more volatile than other types of stocks.


CITISTREET DIVERSIFIED BOND FUND

     Investment Objective. The Diversified Bond Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

     Investment Strategies. The Fund invests, under normal circumstances, at least 80% of its investable assets in the following types of bonds, which are listed in order of importance:

      -  Investment-grade corporate bonds.

        + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations. This category includes investment-grade securities with fixed or floating rates, including loan participations and assignments.

      -  U.S. government and agency bonds, including:

        + Direct obligations of the United States Treasury (such as Treasury bonds and Treasury bills).

        + Bonds issued by agencies of the United States that carry the full faith and credit guarantee of the United States Government (such as bonds issued by the Government National Mortgage Association, Ginnie
           Mae).

        + Bonds issued by agencies and instrumentalities of the United States that do not carry the full faith and credit guarantee of the United States Government (such as bonds issued by the Federal Home Loan Mortgage Corporation, Freddie Mac, or the Federal National Mortgage Association, Fannie Mae).

      -  Foreign government bonds.

      - Mortgage-related securities (which provide an interest in a pool of home or commercial mortgages).

      - Asset-backed securities (which provide an interest in a pool of assets like trade receivables).

      - High-yield bonds (which are commonly known as "junk bonds," and which pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal). The Fund may invest up to 15% of its assets in these types of bonds.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers invests primarily in U.S. investment-grade corporate bonds and U.S. government bonds.

        + One of the Fund's subadvisers invests primarily in U.S. investment-grade corporate bonds and U.S. government bonds, but may also invest up to 30% of assets allocated to it in non-U.S. dollar and high-yield bonds.

        + One of the Fund's subadvisers uses an "index" approach, with the objective of matching the performance of the Lehman Brothers Aggregate Bond Index.

     Investment Risks.

      -  The prices of bonds fluctuate depending upon interest rates.

        + As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

        + The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

        + In particular, the Fund's shares will usually decrease in value when interest rates increase.

      - Mortgage-related securities decrease in value when interest rates rise, but may not increase in value as much as other types of bonds when interest rates decline.

        + Mortgage borrowers often refinance if interest rates decline, which causes the value of the security to fall.

      -  Foreign bonds may pose greater risks than domestic bonds.

        + Adverse political or economic events in a foreign country could cause the price of a foreign bond to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign bonds than is available for domestic bonds.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign bonds.

      - High-yield bonds have a greater risk of default than investment grade bonds. Default means the bond's issuer -- the company or country that issues the bond -- fails to make one or more interest payments, or fails to repay the principal. If an issuer defaults on a bond held by the Fund, the bond's value will decrease, possibly to near zero, and the Fund's net asset value and total return will decline.

        + The value of high-yield bonds may change drastically in response to economic events or in response to the financial health of the issuer. These price swings will affect the net asset value and total return of the Fund.

        + When the economy is performing poorly, more high-yield bonds may default than normal.

        +  High-yield bonds may not trade as often as higher quality bonds.

      - The Fund generally engages in active and frequent bond trading. Although brokerage expenses increase as turnover increases, the Fund believes that the benefits of more active trading exceed the additional costs.

TEMPORARY DEFENSIVE POSITIONS

     Each Fund may, at times, adopt a temporary defensive position in which the Fund invests a greater proportion of its assets than normal in cash or high quality bonds. A Fund would adopt such a defensive position in response to adverse market, economic, political, or other conditions, or to enable the Fund to take advantage of buying opportunities. If a Fund adopts a defensive position at an inappropriate time, the Fund's return may be lower than it otherwise would have been.

PORTFOLIO HOLDINGS DISCLOSURE

     The Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is described in the Funds' Statement of Additional Information. See the back cover of this prospectus for information about how to obtain a copy of the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

     The Company utilizes a Manager/Subadviser structure for advisory services.

      - CitiStreet Funds Management LLC (the "Manager") has ultimate responsibility for all investment advisory services. It supervises the subadvisers, who make the day-to-day investment decisions for the Funds.

      - Each Fund currently has three subadvisers. For three of the Funds, one subadviser is affiliated with Citigroup Inc., one is affiliated with State Street Corporation, and one is not affiliated with either company. For one fund, a subadviser is affiliated with State Street Corporation, and two are not affiliated with either company. Citigroup Inc. and State Street Corporation indirectly own the Manager. The Manager decides how to allocate each Fund's assets among its subadvisers.

      - Each Fund may change subadvisers or change the agreements with its subadvisers. Although we do not currently intend to do so, the Funds may change their current practice of having three subadvisers per Fund. The Fund can make many of these subadviser changes without shareholder approval. For example, the Fund can add subadvisers not affiliated with the Manager without shareholder approval, but the Fund will send you a notice within 90 days of such a change. If shareholder approval is required, the Fund will send you a proxy statement describing the proposed change.


     The following chart lists each Fund's current subadvisers, the total investment advisory fees the Fund paid in 2004 as a percentage of the Fund's average net assets, and the maximum total advisory fees the Fund is permitted to pay, also as a percentage of average net assets.



                                                                                                   MAXIMUM
                                                                             TOTAL ADVISORY      PERMISSIBLE
          FUND                              SUBADVISERS                       FEES IN 2004       ADVISORY FEE
          ----                              -----------                      --------------      ------------
International Stock Fund         Alliance Capital Management L.P.                 0.71%              0.80%
                                Oechsle International Advisors LLC
                                    SSgA Funds Management, Inc.
Small Company Stock Fund           Babson Capital Management LLC                  0.59%              1.05%
                                 TCW Investment Management Company
                                    SSgA Funds Management, Inc.
Large Company Stock Fund        Wellington Management Company, LLP                0.53%              0.70%
                                   Smith Barney Fund Management
                                    SSgA Funds Management, Inc.
 Diversified Bond Fund           Western Asset Management Company                 0.44%              0.60%
                               Salomon Brothers Asset Management Inc
                                    SSgA Funds Management, Inc.


     Beginning June 30, 2005, reports to shareholders will contain a discussion of the basis for the Board of Directors' approval of the Funds' advisory agreements. A shareholder report will include disclosure regarding any approvals during the six-month period covered by the report. See the back cover of the prospectus for information about how to obtain a copy of the shareholder reports.

     Information about the Manager and about each of the Subadvisers appears below.

     CITISTREET FUNDS MANAGEMENT LLC (the "Manager") serves as the overall investment adviser to the Funds. The Manager is an indirect wholly-owned subsidiary of CitiStreet LLC, which is indirectly jointly owned 50% by Citigroup Inc. and 50% by State Street Corporation. The Manager retains consultants to assist it in monitoring and evaluating the performance of the subadvisers. The Manager's address is 400 Atrium Drive, Somerset, NJ 08873-4172.


     ALLIANCE CAPITAL MANAGEMENT ("Alliance") serves as a subadviser for the International Stock Fund through its Bernstein Investment Research & Management unit ("Bernstein unit"). Its corporate offices are located at 1345 Avenue of the Americas, New York, NY 10105. Alliance is an indirect subsidiary of AXA Financial, Inc., a global financial services organization. As of December 31, 2004, Alliance managed approximately $539 billion of assets. The following individuals are primarily responsible for the day-to-day management of the portion of the International Stock Fund managed by Alliance. Each individual has had responsibility for the International Stock Fund since 2005.



     The management of and investment decisions for the Fund's portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The four members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Sharon Fay, Kevin Simms, Giulio Martini and Henry D'Auria.



     Sharon Fay was appointed CIO -- Global Value equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. She also serves on the firm's Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1997 and 1999, Ms. Fay was CIO -- Canadian Value equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Ms. Fay joined Bernstein in 1990 as a research analyst in investment management, following the airline, lodging, trucking and retail industries. Before joining Bernstein, Ms. Fay served as director of research at Bernard L. Madoff. She earned a BA from Brown University and an MBA from Harvard University. Location: London.



     Kevin Simms was named co-CIO -- International Value equities in 2003, which he has assumed in addition to his role as director of research -- Global and International Value equities, a position he has held since 2000. As research director, he was instrumental in implementing significant enhancements to Bernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research -- Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.



     Giulio Martini was appointed to head the newly created quantitative strategies team within the value-equities unit. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Prior to that, Mr. Martini had served as a senior economist concentrating on US research since joining Bernstein in 1985. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He earned a BA from the University of Colorado and an MA in political economy from Boston University. He also completed all course and examination requirements for the PhD program in economics at Boston University. Location: New York.

     Henry D'Auria was named co-CIO of International Value equities in 2003, adding to his responsibilities as CIO -- Emerging Markets Value equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research -- Small Cap Value equities and director of research -- Emerging Markets Value equities. Mr. D'Auria joined the firm in 1991 as a research analyst covering consumer and natural gas companies, and he later covered the financial services industry. Before coming to Bernstein, Mr. D'Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College. Chartered Financial Analyst. Location: New York.


     BABSON CAPITAL MANAGEMENT LLC ("Babson") serves as a subadviser for the Small Company Stock Fund. Its corporate offices are located at One Memorial Drive, Cambridge, MA 02142-1300. Babson is an indirect subsidiary of Massachusetts Mutual Life Insurance Company. As of December 31, 2004, Babson managed approximately $89.7 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Small Company Stock Fund managed by Babson:


     Paul S. Szczygiel, CFA, Managing Director, Lead Portfolio Manager, is the team leader responsible for managing Babson Capital's small cap growth portfolios. He has over 20 years of investment experience. Prior to joining Babson Capital (or a former affiliate of Babson Capital) in 1994, he was a stock analyst at Standard & Poor's and Bear Stearns. Paul holds a BA and MBA from Clark University as well as the Chartered Financial Analyst designation. He has had responsibility for the Small Company Stock Fund since 2005.


     Robert K. Baumbach, CFA, Managing Director, is the co-Portfolio Manager for Babson Capital's small cap growth portfolios. He has over 19 years of investment experience. Prior to joining Babson Capital in 1999, he previously held positions at Standard & Poor's, Keystone Custodian Funds, and most recently at Putnam Investments. Rob received a BS from Towson State University and a MS from University of Baltimore. Rob is a Chartered Financial Analyst. He has had responsibility for the Small Company Stock Fund since 2005.


     OECHSLE INTERNATIONAL ADVISORS LLC ("Oechsle") serves as a subadviser to the International Stock Fund. Its corporate offices are located at One International Place, Boston, MA 02110. Oechsle is a Delaware limited liability company. Oechsle was formed and registered as an investment adviser with the SEC in October 1998. As of December 31, 2004, Oechsle managed approximately $16.3 billion in assets. All of Oechsle's portfolio managers and research analysts work together to develop a broad investment strategy, establish a framework of country allocations, and contribute individual stock ideas. The following individual is responsible for the day-to-day management of the portion of the International Stock Fund managed by Oechsle:



     L. Sean Roche is a Managing Principal, CIO, COO and Portfolio Manager/Research Analyst for Oechsle. He is the portfolio manager primarily responsible for overseeing Oechsle's management of its portion of the International Stock Fund and has had this responsibility since 2005. Mr. Roche has final discretion over the day-to-day management of the Portfolio. His research focus is on investments in Europe. He is also responsible for the oversight of the portfolio management investment strategy. Prior to forming Oechsle, Mr. Roche was a Vice President and Portfolio Manager for Putnam International Advisors. Previously, he was associated with Rowe Rudd & Company and James Capel & Company in London, where he worked as a technology analyst. Mr. Roche holds a B.Sc. Econ. (Hons.) from the London School of Economics.

     SALOMON BROTHERS ASSET MANAGEMENT INC ("Salomon Brothers") serves as one of the subadvisers for the Diversified Bond Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. Salomon Brothers is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2004, Salomon Brothers managed more than $79.0 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Fund managed by Salomon Brothers:


     Peter Wilby is a Managing Director of Salomon Brothers. He has had responsibility for the Diversified Bond Fund since 2001.

     David Torchia has been a Managing Director of Salomon Brothers since January 1999. Prior to that time, Mr. Torchia was a Director of Salomon Brothers. He has had responsibility for the Diversified Bond Fund since 2001.


     SMITH BARNEY FUND MANAGEMENT LLC ("Smith Barney") serves as one of the subadvisers for the Large Company Stock Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. Smith Barney is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2004, Smith Barney managed more than $113.1 billion of money market and mutual fund assets. The following individuals are responsible for the day-to-day management of the portion of the Large Company Stock Fund managed by Smith Barney:


     Tom Vandeventer and Alan Blake are both Managing Directors of Smith Barney. They have had responsibility for the Large Company Stock Fund since 2002.


     SSGA FUNDS MANAGEMENT, INC. ("SSgA") serves as a subadviser to the International Stock Fund, the Small Company Stock Fund, the Large Company Stock Fund, and the Diversified Bond Fund. SSgA is one of the State Street Global Advisors companies that constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA was formed in May 2001 as a result of a change in federal law. The corporate offices of SSgA are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. SSgA is an affiliate of State Street Corporation and is an affiliate of the Manager. As of December 31, 2004, SSgA managed approximately $98 billion in assets, and State Street Global Advisors managed approximately $1.2 trillion in assets.



     SSgA manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day Portfolio management for the Citistreet Funds portfolios include the following:



     Large Company Stock Fund and Small Company Stock Fund:



     Tom Rawlings is a Principal at State Street Global Advisors and SSgA, and a Portfolio Manager in the Global Structured Products Group. He is the lead portfolio manager for the Large Company Stock Fund and the Small Company Stock Fund. Throughout his career Tom has managed a wide variety of funds, ranging from emerging markets to the US market. Tom's current focus areas include funds benchmarked to the Standard and Poor's, Dow Jones, and Russell Indices. In addition to his fund responsibilities, Tom has worked on formulating trade strategies for index changes, and the Russell reconstitution, and has worked on several project groups focusing on process efficiency, review, and recovery services. Tom also conducts optimization analysis for socially screened portfolios, and performs analysis for general research topics within the Global Structured Products Group. Prior to Tom's current position, he was the equity technical support analyst in the Operations Group. In this role Tom's responsibilities included project management, technical assistance and training, and programming and operations process review worldwide. Tom holds a BS in Management with a concentration in Finance from the University of Massachusetts, Boston, and holds his MBA in Management from Boston University, where he concentrated in Corporate Financial Management and Financial Institutions Analysis. Tom has been working in the investment management field since he joined SSgA in December 1995.



     Karl Schneider is a Principal of State Street Global Advisors and SSgA, and a portfolio manager within the Global Structured Products Group. He joined State Street in 1996 and currently manages the firm's commingled Wilshire 5000, Wilshire 4500, and Russell 2000 funds, as well as other commingled and separately managed domestic and international funds. Prior to joining the Global Structured Products Group, Karl worked as a portfolio manager in SSgA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Prior to this, he worked as an analyst in State Street's Process Engineering division where he both assisted and led a number of internal consulting engagements aimed at improving operational efficiencies within the custody bank. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.



     James May, CFA is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the firm's Global Structured Products Group. He manages a variety of portfolios for the Developed Markets team benchmarked to indexes including MSCI, Standard & Poor's, and Russell. Jim is also responsible for managing several mutual funds, most notably the SSgA S&P 500 Fund which he has managed since 1995. Jim joined SSgA in 1991. Prior to the Global Structured Products Group, Jim worked in the firm's Passive U.S. Equity Operations department as a Senior Analyst. As a member of the Developed Markets team, he worked on the formulation of trading strategies for index change trades, Russell reconstitution, and MSCI quarterly rebalancing and Provisional trades. Jim also served on the Russell 1000 Advisory Committee at the New York Board of Trade. He has been working in the investment management field since 1989 when he joined State Street Corporation's Custody operation. Jim holds an MBA from Boston College and a BS in Finance from Bentley College, and earned the Chartered Financial Analyst designation. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.



     Michael Feehily, CFA is a Principal of State Street Global Advisors and SSgA, and head of the U.S. Equity Team within the Global Structured Products Group. Mike is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. He also serves as Portfolio Manager for the firm's Russell 1000 Value and Growth ERISA Funds, the S&P Midcap 400 ERISA Fund, and the SSgA IAM Shares Mutual Fund, in addition to several other commingled and separately managed products. Mike joined SSgA in 1997, initially working in the Performance and Analytics group. Preceding this, he was part of the Global Operations Department of State Street Corporation where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mike has been working in the investment management field since

     1992. Mike holds a Bachelor of Science degree in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He earned the Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.



     David Chin is a Principal and Senior Portfolio Manager in the Global Structured Products Group at State Street Global Advisors and SSgA Funds Management Inc. He is responsible for managing both U.S. and International funds. Prior to joining SSgA in 1999, David was a product analyst in the Analytical Services Group at Frank Russell Company. Before this, he worked at OneSource Information Systems developing investment software. Preceding this, he was affiliated with PanAgora Asset Management in the Research and Development group creating quantitative investment models for international equities. David has been working in the investment management field since 1992. David holds a BS in Management Information Systems from the University of Massachusetts/Boston and an MBA from the University of Arizona.



     Diversified Bond Fund:



     John Kirby is a Principal of State Street Global Advisors and SSgA. He is head of the firm's Fixed Income Index team and is the lead portfolio manager for the CitiStreet Diversified Bond Fund. He has managed the product since 1999 and portfolios within the group since 1997. In addition to portfolio management, John's responsibilities include risk management and product development. He has been working in the investment management field since 1983 and has more than 15 years of experience in the fixed income markets. Prior to joining SSgA in 1995, John was with Lowell Blake & Associates in Boston, where he was a Portfolio Manager, responsible for client relations and the firm's fixed income investments. Before this he was a portfolio manager/fixed income analyst with Shawmut Bank and asset/liability risk specialist at CambridgePort Savings. John earned a Bachelors Degree from Boston College. He served as a member of a municipal retirement board for ten years and currently serves on the SSgA Fiduciary Advisory Committee and is a member of the Lehman Brothers Index Advisory Council.



     Michael J. Brunell is a Principal of State Street Global Advisors and SSgA, and is a member of the Passive Fixed Income portfolio management group. Previously, Mike was responsible for managing the U.S. Bond Operation group. He has been working in the investment management field since joining SSgA in 1997. Prior to joining the Fixed Income group, Mike spent 3 years in the Mutual Funds Custody division of State Street Corporation working on the accounting side of various domestic and international equity and bond portfolios. Mike received a Bachelor of Science degree in Business Administration from Saint Michael's College.



     International Stock Fund:



     Paul Moghtader, C.F.A., is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the Global Active Equity group. Paul is co-lead portfolio manager on the International Stock Fund. He has been responsible for the International Stock Fund since 2005. He is responsible for both stock selection and the portfolio construction process on a daily basis and he is supported by the other backup portfolio managers listed below. The investment process Paul and the team employ is quantitative in nature. Paul currently works from SSgA's Boston office after six years managing portfolios from SSgA's Paris and London offices. Prior to joining SSgA in 1998, Mr. Moghtader worked as a programmer of financial systems. He has eight years of industry experience. Mr. Moghtader earned an M.B.A. from the JL Kellogg Graduate School of Management at Northwestern University and a B.A. in Economics from Macalester College.

     Craig Scholl, C.F.A., is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the Global Active Equity Group. Craig is co-lead portfolio manager on the International Stock Fund. He has been responsible for the International Stock Fund since 2005. He is responsible for both stock selection and the portfolio construction process on a daily basis and he is supported by the other backup portfolio managers listed below. The investment process Craig and the team employ is quantitative in nature. Prior to joining SSgA in 2000, Mr. Scholl served for 3 years as Managing Director of Public Equities for the Virginia Retirement System, where he was responsible for internally and externally managed portfolios. Before that, from 1990 to 1997, he was a pension investment manager within two large corporations. His prior experience also includes serving as a consultant with InterSec Research and as a vice president at I/B/E/S. Mr. Scholl earned a B.S. in Finance and Television Production from Syracuse University. He is a member of the CFA Institute and the Boston Security Analysts Society. He currently serves on the investment committees of the Unitarian Universalist Association and an educational foundation.



     Didier Rosenfeld, C.F.A., is a Principal of State Street Global Advisors and SSgA, and a Portfolio Manager in the Global Active Equity Group. He is responsible for product development and portfolio management across the quantitative international active equity strategies. Didier is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. He has been responsible for the International Stock Fund since 2005. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Since joining SSgA in May of 2000, Mr. Rosenfeld has focused on international equities. Prior to joining SSgA, he worked as an assistant trader for the BCEN Eurobank and as an auditor/consultant for Arthur Andersen. Mr. Rosenfeld earned a Masters in Management with honors from Rheims Graduate School of Management, a premier French Graduate School of Management. Mr. Rosenfeld is a member of Phi Kappa Phi and Beta Gamma Sigma as well as MENSA International.



     Matthew McPhee is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the Global Active Equity Group. He is responsible for product development and portfolio management across the quantitative international active equity strategies. Matthew is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. He has been responsible for the International Stock Fund since 2005. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Prior to joining SSgA in November of 2004, Mr. McPhee worked for AMP Capital Investors in Australia for 12 years. Before that, from 1987 to 1990, and from 1990 to 1992, respectively, he served as a senior analyst for Merrill Lynch and Morgan Stanley, also in Australia. Mr. McPhee earned a Bachelor of Economics from the University of Sydney. He has over twenty years of experience in fundamental research and investment management, and he brings these skills and perspectives to SSgA's philosophy of pragmatic quant.



     Craig DeGiacomo is a Principal of State Street Global Advisors and SSgA, and a member of the Global Active Equity Group. Mr. DeGiacomo is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. He has been responsible for the International Stock Fund since 2005. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Prior to assuming his current role in 2001, Mr. DeGiacomo was an Operations Manager for SSgA's Global Structured Products Group, where he was responsible for overseeing investment operations for developed and emerging markets. Before that, he was an

     Operations Associate. Mr. DeGiacomo joined SSgA in 1996 from State Street Corporation's Public Funds Division. Mr. DeGiacomo earned a B.S. from Providence College and an M.B.A. from Boston College. He is working toward his C.F.A. designation.



     TCW INVESTMENT MANAGEMENT COMPANY ("TCW") serves as one of the subadvisers for Small Company Stock Fund. Its principal offices are at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW serves as investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2004, TCW and its affiliates had approximately $110 billion under management or committed for management in various fiduciary and advisory capacities. The following individual is responsible for the day-to-day management of the portion of the Fund managed by TCW:


     Diane E. Jaffee, CFA has served as a portfolio manager for TCW and its predecessors since 1995. Ms. Jaffee has had responsibility for the Small Company Stock Fund since 1997.


     WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") serves as one of the subadvisers for the Large Company Stock Fund. Its offices are at 75 State Street, Boston, MA 02109. It serves as an investment adviser to a variety of institutional investors, including mutual funds. As of December 31, 2004, Wellington Management managed more than $470 billion of assets.



     Cheryl M. Duckworth, CFA, coordinates a team of global industry analysts that manage the portion of the Large Company Stock Fund sub-advised by Wellington Management. Ms. Duckworth has served as the coordinator for the Fund since 2003. Ms. Duckworth, a Vice President of Wellington Management, joined the firm as an investment professional in 1994.



     WESTERN ASSET MANAGEMENT COMPANY ("Western") serves as one of the subadvisers for the Diversified Bond Fund. Its corporate offices are at 385 East Colorado Boulevard, Pasadena, CA 91101. Western serves as an investment adviser to a variety of institutional investors, including mutual funds. As of December 31, 2004, Western managed more than $197.8 billion of assets. The day-to-day management of the portion of the Diversified Bond Fund managed by Western is the responsibility of the Western Asset Investment Strategy Group, which comprises
S. Kenneth Leech, Stephen A. Walsh and Edward A. Moody.



     S. Kenneth Leech is Western's Chief Investment Officer. He serves as a co-team leader responsible for the day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. He has been employed by Western in his current position for the past five years and has had responsibility for the day-to-day management of the portion of the Diversified Bond Fund managed by Western since the Fund's inception in 1993.



     Stephen A. Walsh is Western's Deputy Chief Investment Officer. He serves as a co-team leader responsible for the day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. He has been employed by Western in his current position for the past five years and has had responsibility for the day-to-day management of the portion of the Diversified Bond Fund managed by Western since the Fund's inception in 1993.



     Edward A. Moody is Western's Portfolio Manager. He is responsible for portfolio structure, including sector allocation, duration weighting, and term structure designs. Mr. Moody has been a member of the portfolio management team for the CitiStreet Diversified Bond Fund since the Fund's inception. He has been employed by Western in his current position for the past five years and has had responsibility for the day-to-day management of the portion of the Diversified Bond Fund managed by Western since the Fund's inception in 1993.

PRICING, PURCHASE, AND REDEMPTION OF SHARES

PRICING OF SHARES

     The price of one share of each Fund is equal to that Fund's "net asset value" per share. The net asset value per share of each Fund equals:

      -  The sum of the value of all the securities held by that Fund.

        + We value stocks, options, and futures contracts based on market quotations.

        + We value bonds and other debt securities with remaining maturities of 60 days or more using an independent pricing service.

        + We value bonds and other debt securities with remaining maturities of less than 60 days based on an amortized cost basis.

        + We generally value a foreign security using the closing prices on the exchange on which the security trades (converted to U.S. dollars at the current rate we obtain from a recognized bank or dealer), unless, as noted below, we determine to use fair value pricing.

        + We value forward contracts at the current cost of covering or offsetting the contracts.

        + We value securities or assets without readily-available market quotations at fair value under our established procedures. We may also use fair value pricing if we determine that the market quotation is not reliable. For example, we may use fair value pricing for a foreign security if a significant event affecting its value occurs between the closing of the exchange and the time the Fund values its shares.

      -  Plus any cash or other assets the Fund holds.

      -  Minus all of the Fund's liabilities.

        + Liabilities include the Fund's unpaid expenses (such as the investment advisory fees), which we compute daily.

      -  Divided by the total number of shares outstanding of the Fund.

     We compute the net asset value of the shares of each Fund once each day that the New York Stock Exchange ("NYSE") is open for trading, as of the closing of regular trading on the NYSE, which is generally 4:00 p.m. New York City time.

PURCHASE AND REDEMPTION OF SHARES

     You may invest in the Funds only through certain qualified retirement plans, including arrangements and plans under section 403(b) or 457(b) of the Internal Revenue Code ("retirement plans"). Therefore, the Funds sell the shares offered by this prospectus only to trusts related to retirement plans.

     You should ask your employer, plan administrator, or plan recordkeeper for information about procedures for investment directions under your retirement plan.

     We sell shares of a Fund at the share price first set after receipt of the purchase order. Currently, a purchase order is deemed received by the Fund when received by the retirement plan's recordkeeper. The Funds charge no sales charge on the purchase of shares.

     The Funds redeem shares for money, within seven days of receipt of proper notice of redemption or sooner if required by law. We redeem the shares at the first price after receipt of a proper request for redemption. The Funds do not charge any redemption charge. We may suspend the right to redeem shares or to receive payment if: the SEC tells us that trading on the NYSE is restricted; the NYSE is closed (other than customary weekend and holiday closings); the SEC tells us that an emergency exists, so that we cannot readily sell a Fund's securities or compute a Fund's net asset value; or the SEC orders the suspension to protect shareholders of a Fund. The Funds' redemption rules apply to a Fund's payment to the retirement plan trust; your retirement plan has further provisions concerning how a redemption is credited under your retirement plan and when you receive a plan distribution.


     The Funds have a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts in any Fund that could disrupt orderly management of the Funds' investment portfolio ("disruptive trading"). The Funds are not designed to provide investors with the means of speculating on short-term market movements. Disruptive trading by investors may, under some circumstances, require a Fund to invest more than otherwise appropriate amounts of assets in money-market instruments, cause a Fund prematurely to liquidate certain investments at unfavorable prices, negatively affect the Funds' performance, and increase transaction costs for all investors. Similarly, arbitrage of the changing value of a Fund's assets between daily pricing may dilute the value of investments held by long-term investors. Funds, such as the International Stock Fund, that invest primarily in foreign securities may be more susceptible to disruptive trading because time zone differences among international stock markets can allow an investor to engage in short-term trading to exploit share prices that may be based on closing prices of foreign securities established sometime before the Fund calculates its own share price. Funds, such as the Small Company Stock Fund, that invest primarily in small or mid-sized companies may be more susceptible to disruptive trading because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies.



     Because insurance companies and recordkeepers maintain the participant or individual investor records and submit to the Funds only aggregate orders combining the transactions of many such investors, the Funds by themselves generally cannot monitor trading by particular investors. Instead, the Funds implement their policy of deterring disruptive trading by reviewing the procedures used by the insurance companies and recordkeepers to identify and deter disruptive trading. The Funds also receive periodic reports from the insurance companies and the recordkeepers regarding the implementation of those entities' procedures. Because actions taken to deter disruptive trading may vary, the trading procedures in place may vary depending on the insurance company or recordkeeper for your retirement plan or variable contract. Please see the prospectus for your variable contract or contact your plan recordkeeper for information about the trading procedures applicable to you. In addition, the Funds monitor the aggregate cash flows received from insurance companies and recordkeepers in an effort to identify any unusual aggregate flows that may indicate disruptive trading activity. The Funds also employ fair value pricing procedures to deter disruptive trading.



     Although the Funds will endeavor to ensure that each insurance company or recordkeeper has policies and procedures to identify and deter disruptive trading, the Funds cannot guarantee the success of such procedures. Therefore, it is possible that some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading.



     The Funds reserve the right to refuse to sell shares to a separate account or retirement plan if such sales are not in the Funds' best interests. For example, a Fund may reject all or part of a purchase order from a separate account or retirement plan when the order (or a portion of it) might be due to disruptive trading or might be an attempt to arbitrage the changing value of a Fund's assets between daily pricings.


DISTRIBUTIONS

     Each Fund distributes substantially all of its net investment income, if any, and all of its net realized capital gains from selling securities. These distributions are automatically reinvested in additional shares of the Fund.

OTHER INFORMATION

CLASSES OF SHARES

     Each Fund currently offers two classes of shares, one of which, the R Shares, is offered by this prospectus. R Shares are available only in connection with investments under certain qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code) that require a fee from Fund assets to procure distribution and administration services to plan participants. The other class, I Shares, are offered only in connection with investments under variable annuity contracts, variable life insurance contracts, and certain qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code).

ADMINISTRATIVE SERVICES FEE

     The Manager receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the Shares of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the Shares. The Manager expects to use all or a significant portion of this fee to compensate retirement plan service providers for providing these services to plan participants.

DISTRIBUTION FEE

     Under a distribution and service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Shares may pay CitiStreet Equities LLC, the Funds' distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Funds. Under the terms of the plan, the Funds are authorized to make payments to CitiStreet Equities LLC for remittance to retirement plan service providers, brokers and other financial intermediaries, as compensation for distribution and shareholder services performed by such entities. Because 12b-1 fees are paid out of the Shares assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

FEDERAL INCOME TAXES

     The tax laws and regulations that apply to qualified retirement plans are complex and vary according to the type of plan and its terms and conditions. In many cases, qualified retirement plans enjoy a tax-advantaged status, so that participants in such a plan will not be taxed on their interests in the plan until they receive a distribution or payment from it. If you participate in a qualified retirement plan that invests in the Funds, you should consult a qualified tax adviser to learn about your specific tax situation.

MONITORING FOR POSSIBLE CONFLICT

     The Funds sell shares to fund variable annuity contracts, to fund variable life insurance contracts, and to qualified retirement plans. It is possible that the interests of variable life insurance policy owners, variable annuity contract owners, and participants in qualified retirement plans could conflict in a material way. The Funds will monitor the situation and, in the event that a material conflict did develop, would determine what action to take in response.

FINANCIAL HIGHLIGHTS


     The financial highlights table is meant to help you understand the Funds' financial performance since the R Shares commenced operations on October 1, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or loss on an investment in the Fund assuming reinvestment of all dividends and distributions. KPMG LLP has audited the information, and its report, along with the Funds' financial statements, appear in the Annual Report, which we will send you on request. To learn how to obtain the Annual Report and other information about the Funds, see the back cover.

Financial Highlights


CitiStreet Funds, Inc.



                                                                       International Stock Fund -- R Shares
                                                              -------------------------------------------------------
                                                                     Year ended                 For the period
                                                                    December 31,               October 1, 2002
                                                              ------------------------   (commencement of operations)
                                                                 2004          2003          to December 31, 2002
                                                              -----------   ----------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................    $ 11.92       $ 9.27                $ 8.67
                                                                -------       ------                ------
OPERATIONS
 Net investment income (loss)(1)............................       0.11+        0.01+                (0.01)
 Net realized and unrealized gain on investments............       1.59         2.71                  0.61
                                                                -------       ------                ------
 Total from investment operations...........................       1.70         2.72                  0.60
                                                                -------       ------                ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................      (0.13)       (0.07)                   --
 Distributions from net realized gains on investments.......         --           --                    --
                                                                -------       ------                ------
 Total distributions........................................      (0.13)       (0.07)                   --
                                                                -------       ------                ------
NET ASSET VALUE
 End of period..............................................    $ 13.49       $11.92                $ 9.27
                                                                =======       ======                ======
TOTAL RETURN(2).............................................      14.47%       29.49%                 6.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................    $12,545       $3,793                $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements)..........................................       1.24%        1.24%                 1.25%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................       1.24%        1.24%                 1.25%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       1.23%        1.24%                 1.25%(3)
 Ratios of net investment income (loss) to average net
   assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................       0.93%        0.20%                (0.51)%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       0.94%        0.20%                (0.51)%(3)
 Portfolio turnover rate....................................      48.47%       48.31%                54.15%(4)
---------------------------------------------------------------------------------------------------------------------



   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.


   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.


   (3) Annualized.


   (4) Represents portfolio turnover for the fund for the entire year.


    +  Calculated using the average share method.

Financial Highlights


CitiStreet Funds, Inc.



                                                                       Small Company Stock Fund -- R Shares
                                                              ------------------------------------------------------
                                                                    Year ended                 For the period
                                                                   December 31,               October 1, 2002
                                                              -----------------------   (commencement of operations)
                                                                 2004         2003          to December 31, 2002
                                                              ----------   ----------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................    $12.12       $ 8.50                 $ 8.19
                                                                ------       ------                 ------
OPERATIONS
 Net investment income (loss)(1)............................     (0.01)+      (0.01)+                 0.01
 Net realized and unrealized gain on investments............      1.78         3.63                   0.30
                                                                ------       ------                 ------
 Total from investment operations...........................      1.77         3.62                   0.31
                                                                ------       ------                 ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................        --        (0.00)(5)                 --
 Distributions from net realized gains on investments.......        --           --                     --
                                                                ------       ------                 ------
 Total distributions........................................        --        (0.00)                    --
                                                                ------       ------                 ------
NET ASSET VALUE
 End of period..............................................    $13.89       $12.12                 $ 8.50
                                                                ======       ======                 ======
TOTAL RETURN(2).............................................     14.60%       42.64%                  3.79%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................    $9,593       $2,916                 $    1
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................      1.09%        1.14%                  1.11%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................      1.09%        1.14%                  1.11%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................      1.09%        1.14%                  1.11%(3)
 Ratios of net investment income (loss) to average net
   assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     (0.10)%      (0.10)%                 0.20%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     (0.10)%      (0.10)%                 0.20%(3)
 Portfolio turnover rate....................................     54.17%       83.46%                 52.35%(4)
--------------------------------------------------------------------------------------------------------------------



   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.


   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of period, all dividends and distributions are reinvested and redemptions on the last day of the period. Total return is not annualized for periods of less than one year.


   (3) Annualized.


   (4) Represents portfolio turnover for the fund for the entire year.


   (5) Amount is less than $.005 per share.


    +  Calculated using the average share method.

Financial Highlights


CitiStreet Funds, Inc.



                                                                   Large Company Stock Fund -- R Shares
                                                              -----------------------------------------------
                                                                 Year ended             For the period
                                                                December 31,           October 1, 2002
                                                              ----------------   (commencement of operations)
                                                               2004      2003        to December 31, 2002
                                                              -------   ------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................  $ 10.64   $ 8.38              $ 7.76
                                                              -------   ------              ------
OPERATIONS
 Net investment income(1)...................................     0.12+    0.04+               0.01
 Net unrealized and unrealized gain on investments..........     0.90     2.28                0.61
                                                              -------   ------              ------
                                                                 1.02     2.32                0.62
                                                              -------   ------              ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................    (0.06)   (0.06)                 --
 Distributions from net realized gains on investments.......       --       --                  --
                                                              -------   ------              ------
 Total distributions........................................    (0.06)   (0.06)                 --
                                                              -------   ------              ------
NET ASSET VALUE
 End of period..............................................  $ 11.60   $10.64              $ 8.38
                                                              =======   ======              ======
TOTAL RETURN(2).............................................     9.64%   27.71%               7.99%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)....................  $21,259   $6,516              $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     0.99%    0.98%               1.05%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................     0.99%    0.98%               1.05%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     0.97%    0.96%               1.05%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     1.08%    0.72%               0.59%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     1.10%    0.74%               0.59%(3)
 Portfolio turnover rate....................................    37.75%   26.89%              60.04%(4)
-------------------------------------------------------------------------------------------------------------



   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.


   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.


   (3) Annualized.


   (4) Represents portfolio turnover for the fund for the entire year.


    +  Calculated using the average share method.

Financial Highlights


CitiStreet Funds, Inc.



                                                                     Diversified Bond Fund -- R Shares
                                                              ------------------------------------------------
                                                                 Year ended              For the period
                                                                December 31,            October 1, 2002
                                                              -----------------   (commencement of operations)
                                                               2004      2003         to December 31, 2002
                                                              -------   -------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................  $ 11.65   $ 11.55             $ 11.32
                                                              -------   -------             -------
OPERATIONS
 Net investment income(1)...................................     0.41+     0.23+               0.11+
 Net realized and unrealized gain on investments............     0.09      0.36                0.12
                                                              -------   -------             -------
 Total from investment operations...........................     0.50      0.59                0.23
                                                              -------   -------             -------
DISTRIBUTIONS
 Dividends from net investment income.......................    (0.36)    (0.49)                 --
 Distributions from net realized gains on investments.......       --        --                  --
                                                              -------   -------             -------
 Total distributions........................................    (0.36)    (0.49)                 --
                                                              -------   -------             -------
NET ASSET VALUE
 End of period..............................................  $ 11.79   $ 11.65             $ 11.55
                                                              =======   =======             =======
TOTAL RETURN(2).............................................     4.30%     5.24%               2.03%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................  $28,343   $ 7,898             $     2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     0.89%     0.90%               0.91%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................     0.89%     0.90%               0.91%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     0.89%     0.90%               0.91%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     3.50%     3.54%               3.94%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     3.50%     3.54%               3.94%(3)
 Portfolio turnover rate....................................   125.02%   197.49%             211.37%(4)
--------------------------------------------------------------------------------------------------------------



   (1) Net of expense reimbursements, repayment and directed brokerage arrangements.


   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns are not annualized for periods of less than one year.


   (3) Annualized.


   (4) Represents portfolio turnover for the fund for the entire year.


    +  Calculated using the average share method.

  WHERE TO OBTAIN ADDITIONAL INFORMATION

You can obtain additional information about CitiStreet Funds, Inc. free upon request, including the following:

The ANNUAL REPORT TO SHAREHOLDERS and SEMI-ANNUAL REPORT TO SHAREHOLDERS describe the Funds' performance and list what securities each Fund held during the last year or half year. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the last year.

The STATEMENT OF ADDITIONAL INFORMATION contains additional information about CitiStreet Funds, Inc. and about the Funds' investment strategies and policies. This prospectus incorporates the Statement of Additional Information by reference, which means that the Statement of Additional Information is legally considered a part of the prospectus.

To obtain these documents, or for other inquiries about CitiStreet Funds, Inc.:

-  Call 1-800-242-7884.

-  Write to CitiStreet Funds, Inc., 400 Atrium Drive, Somerset, NJ 08873-4172.

To request other information about CitiStreet Funds, Inc., or to make shareholder inquiries, please contact the Funds at the same address and phone number.

In addition, you may obtain access to text-only versions of these documents through the Securities and Exchange Commission:

- You may visit the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for more information.

- You may visit the Securities and Exchange Commission's Internet site at http://www.sec.gov.

- You may also obtain copies of these documents, upon payment of a duplication fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

                         [THE CITISTREET FUNDS GRAPHIC]

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                             CITISTREET FUNDS, INC.
                                    I SHARES
                                    R SHARES

                       CITISTREET LARGE COMPANY STOCK FUND
                       CITISTREET SMALL COMPANY STOCK FUND
                       CITISTREET INTERNATIONAL STOCK FUND
                        CITISTREET DIVERSIFIED BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2005

CitiStreet Funds, Inc. is a diversified open-end management investment company that is currently made up of four different "series" or Funds. Each Fund is, for investment purposes, a separate investment fund, and each issues a separate class of capital stock representing an interest in that Fund. The Funds have two classes of shares, I Shares and R Shares. The I Shares are available only through certain variable annuity contracts, variable life insurance contracts, and qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code). The R Shares are only available through certain qualified retirement plans (including arrangements under section 403(b) of the Internal Revenue Code).

This statement of additional information is not a prospectus. You should read it in conjunction with the CitiStreet Funds, Inc. prospectus dated May 1, 2005 for the applicable class, I Shares or R Shares. You may obtain the prospectus without charge by writing to CitiStreet Funds, Inc., 400 Atrium Drive, Somerset, NJ 08873-4172, or by calling 1-800-242-7884. This statement of additional information incorporates portions of the accompanying Annual Report.

                             CitiStreet Funds, Inc.
                                400 Atrium Drive
                             Somerset, NJ 08873-4172
                            Telephone: (800) 242-7884

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVES AND PROGRAM........................................     4
   Equity Securities.....................................................     4
      Preferred Stocks, Convertible Securities, and Warrants.............     4
      Depository Receipts................................................     4
   Debt Securities.......................................................     4
      Mortgage-Related Securities........................................     4
      Asset-Backed Securities............................................     6
      Loan Participations and Assignments................................     6
      Additional Types of High-Yield Debt Securities.....................     6
   Options...............................................................     8
      Options on Equity Securities.......................................     8
      Options on Stock Indices...........................................    11
      Options on Debt Securities.........................................    14
      Options on Foreign Currencies......................................    16
   Futures Contracts.....................................................    17
      Stock Index Futures Contracts......................................    17
      Interest Rate Futures Contracts....................................    18
      Foreign Currency Futures Contracts.................................    20
      Options on Futures Contracts.......................................    20
   Forward Foreign Currency Exchange Contracts...........................    21
   Illiquid Securities...................................................    23
   Short Sales Against the Box...........................................    24
   When-Issued and Delayed Delivery Securities...........................    24
   Lending of Portfolio Securities.......................................    24
   Temporary Defensive Positions.........................................    25
   Money Market Instruments..............................................    25
   Ratings of Debt Securities............................................    26
   Ratings of Commercial Paper...........................................    30
INVESTMENT RESTRICTIONS..................................................    31

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUNDS..................................................    34
   The Company...........................................................    34
   Directors and Officers................................................    35
   Committees............................................................    37
   Director Compensation and Share Ownership.............................    38
   Investment Advisers...................................................    39
      Structure..........................................................    39
      Control............................................................    42
      Fees...............................................................    44
   Portfolio Managers....................................................    47
      Other Accounts.....................................................    47
      Compensation and Potential Conflicts of Interest...................    55
      Portfolio Manager Securities Ownership.............................    68
   Distribution and Shareholder Servicing Plan...........................    68
   Other Service Providers...............................................    69
   Codes of Ethics.......................................................    70
   Disclosure of Portfolio Holdings......................................    70
   Proxy Voting..........................................................    70
PORTFOLIO TRANSACTIONS...................................................    70
NET ASSET VALUE OF SHARES................................................    75
TAXES....................................................................    77
OWNERSHIP OF SHARES......................................................    79
FINANCIAL STATEMENTS.....................................................    79
APPENDIX A - ............................................................    80
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES........................    82

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVES AND PROGRAMS

The investment objectives of the various Funds, their strategies for achieving those objectives, and the associated risks are described in the prospectus. This section supplements that description.

EQUITY SECURITIES

PREFERRED STOCKS, CONVERTIBLE SECURITIES, AND WARRANTS

Each Fund may invest in preferred stocks and convertible securities. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before common stockholders but after debt holders. Convertible securities are debt or preferred stock which are convertible into or exchangeable for common stock. In addition, each Fund may invest in warrants. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant (generally two or more years).

DEPOSITORY RECEIPTS

Each Fund may invest in foreign equity securities. In some cases, the Funds might not purchase securities on the principal market. For example, the Funds may purchase American Depository Receipts ("ADRs"). ADRs are registered receipts typically issued in the United States by a bank or trust company evidencing ownership of an underlying foreign security. The Funds may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment described in the prospectus, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, and may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Funds may likewise utilize European Depository Receipts ("EDRs"), which are similar instruments, in bearer form, designed for use in the European securities markets.

DEBT SECURITIES

MORTGAGE-RELATED SECURITIES

The Diversified Bond Fund may invest in mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

represent an interest in a pool of mortgages, such as 30-year and 15-year fixed mortgages and adjustable rate mortgages. For GNMA securities, the payment of principal and interest on the underlying mortgages is guaranteed by the full faith and credit of the U.S. government; for FNMA and FHLMC securities the payment of principal and interest is guaranteed by the issuing agency, but not the U.S. government. The guarantees, however, do not extend to the securities' value or yield, which like other fixed-income securities, are likely to fluctuate inversely with fluctuations in interest rates. Mortgage-backed securities have an investment characteristic that is not applicable to most other fixed-income securities. When interest rates fall appreciably, mortgage borrowers tend to refinance and prepay their mortgages, increasing the principal payments from the pool. The proceeds can then be reinvested, but only at lower rates. Thus, although the value of mortgage-backed securities will generally decrease in the same way as other bonds when interest rates are rising, their value may not increase as much when interest rates are falling.

The Fund may invest in mortgage-backed securities issued by private entities, such as commercial or mortgage banks, savings and loan associations, or broker-dealers, that meet the quality standards set forth above for corporate debt. The issuer's obligation may vary but often it is to "pass-through" the payments of principal and interest upon the mortgages in the pool. In some cases timely payment of principal and interest is guaranteed or insured by a third party, but in all cases, like any other fixed-income security, a default by the issuer could lead to a loss.

The Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-backed securities that have been partitioned into several classes with a ranked priority with respect to payments on the underlying mortgages. The prepayment risks of certain CMOs are higher than that of other mortgage-backed securities because of this partitioning. In addition, certain CMOs have encountered liquidity problems in rising interest rate environments with consequent adverse effects on their market values.

The Fund may utilize mortgage roll transactions. In a mortgage roll transaction, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Fund loses the right to receive interest and principal payments on the security it sold, but it benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the portfolio manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period during the time it agrees to the forward purchase of the mortgage securities in the
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settlement date, the securities decline in value due to market conditions or prepayments on the underlying mortgages.

ASSET-BACKED SECURITIES

The Diversified Bond Fund may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). Asset-backed commercial paper, one type of asset-backed securities, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Diversified Bond Fund may invest in fixed and floating rate loans, which investments generally will be in the form of loan participations or loan assignments. Participations and assignments involve special types of risks, including credit risks, interest rate risks, liquidity risks, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower. For purposes of the Funds investment policies and restrictions, loan participations and assignments will be treated as fixed income securities and thus will count toward the Fund's policy of investing at least 80% of its investable assets in certain fixed income securities. In addition, if a loan participation or assignment is rated less than investment grade, or determined by the Portfolio Manager to be of such a quality, it will be included in considering the Fund's percentage limit on investments in high-yield bonds.

ADDITIONAL TYPES OF HIGH-YIELD DEBT SECURITIES

In furtherance of its investment objectives, the Diversified Bond Fund may invest in the following specialized types of high-yield instruments. The Fund may invest up to 15% of its assets in high-yield debt securities, which may include those described below.

Zero Coupon Bonds. Zero coupon bonds do not pay interest for several years, and then pay full coupon interest until maturity. These bonds are sold at a substantial original issue discount equal to the missing interest payment compounded at the coupon rate. Zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, while giving the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.
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Zero coupon bonds bear special risks beyond those ordinarily associated with high-yield securities. Because the bonds' cash flows are deferred and because the bonds often represent very subordinated debt, their prices are subject to more volatility than most other bonds and may be more greatly affected by interest rate changes.

Step-up Bonds. Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay a low initial interest rate for several years and then pay a higher rate until maturity. They are also issued at an original issue discount, and bear similar risks to those associated with zero coupon bonds, although generally to a lesser degree.

Pay-in-kind Bonds. Pay-in-kind ("PIK") bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Interest rate changes tend to affect the market prices of PIK bonds to a greater extent than securities that pay interest in cash.

Reset Bonds. The interest rate on reset bonds is adjusted periodically to a level which should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gains by the Fund. Some resets have a maximum rate, generally 2.5% or 3% above the initial rate.

Increasing Rate Notes. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument, because the increasing rate provides an incentive for the issuer to refinance with longer-term debt. Thus, principal is likely to be repaid more quickly than with other types of high-yield securities, and it may not be possible for a Fund to reinvest the proceeds at the same rates.

OPTIONS

Each Fund may write (i.e., sell) options under certain limitations described below. In general, (1) any Fund may purchase and write (i.e., sell) put and call options on stocks or stock indices that are traded on national securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); (2) any Fund other than the
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Small Company Stock and the Large Company Funds may purchase and write (i.e., sell) put and call options on debt securities (including U.S. government debt securities) that are traded on national securities exchanges or that result from privately negotiated transactions with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York; and (3) any Fund may purchase and write (i.e., sell) put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. The Funds will only write covered options, as explained below. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options are primarily used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. Writing covered put options also involves the risk of not being able to effect closing transactions at favorable prices or losing part or all of the securities used for cover if the price of the underlying security falls below the exercise price. Purchasing put or call options involves the risk of losing the entire premium (i.e., purchase price of the option).

OPTIONS ON EQUITY SECURITIES

The Funds may purchase and write (i.e., sell) put and call options on equity securities that are traded on national securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price (the strike price) at any time during the term of the option. The writer of the call option, who received the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the strike price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified exercise price (the strike price) during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the strike price upon exercise by the holder of the put.

A Fund will write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option is "covered" if: (1) the Fund owns the security underlying the option; or
(2) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration for which cash or liquid securities is held in a segregated account) upon conversion or exchange
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of other securities held in its portfolio; or (3) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by the Fund in cash or liquid securities.

A Fund will write put options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is "covered" if: (1) the Fund holds in a segregated account cash or liquid securities of a value equal to the strike price; or (2) the Fund holds on a share-for-share basis a put on the same security as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account.

A Fund may purchase "protective puts," i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the strike price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the strike price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) of which the put may be sold.

A Fund may purchase call options for hedging and investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercising the option or by effecting a "closing sale transaction," i.e., selling an option of the same series as the option previously purchased. A Fund may effect closing sale and purchase transactions. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction
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with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the Fund. There is no guarantee that closing purchase or closing sale transactions can be effected.

A Fund's use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the Fund's option position. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of call options or upon the purchase of underlying securities or the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facility of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.
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OPTIONS ON STOCK INDICES

The Funds may purchase and sell (i.e., write) put and call options on stock indices traded on national securities exchanges or listed on NASDAQ. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

A Fund will write call options on stock indices only if they are covered, and such options remain covered as long as the Fund is obligated as a writer. A call option is covered if the Fund follows the segregation requirements set forth in this paragraph. When a Fund writes a call option on a broadly based stock market index, the Fund will segregate or pledge to a broker as collateral for the option, cash or other liquid securities with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If at the close of business on any day the market value of such cash or liquid securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or liquid securities equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, it will segregate or pledge to the broker as collateral cash or liquid securities equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the segregated cash or liquid securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered and the Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account.
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A Fund will write put options on stock indices only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is covered if: (1) the Fund holds in a segregated account cash or liquid securities of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Fund holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account.

A Fund may purchase put and call options for hedging and investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. A Fund may effect closing sale and purchase transactions, as described above in connection with options on equity securities.

The purchase and sale of options on stock indices will be subject to the same risks as options on equity securities, described above. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index options contracts. No Fund will purchase or sell any index option contract unless and until, in the subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Price movements in a Fund's equity security portfolio probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Fund
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bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OPTIONS ON DEBT SECURITIES

The International Stock and the Diversified Bond Funds may purchase and write (i.e., sell) put and call options on debt securities (including U.S. government debt securities) that are traded on
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national securities exchanges or that result from privately negotiated transactions with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York ("OTC options"). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

A Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as explained in connection with options on equity securities, except that, in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the subadviser, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

A Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid securities equivalent to the amount, if any, by which the put is in-the-money. Each Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

A Fund may purchase "protective puts" in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described in OPTIONS ON EQUITY SECURITIES, page 8.

A Fund may also purchase call options on debt securities for hedging or investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.
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If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Funds will seek to enter into OTC options only with dealers who agree to and which are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

As explained in ILLIQUID SECURITIES on page 23, no Fund may invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including debt securities for which there is not an established market. The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the Fund sells OTC options only to qualified dealers who agree that the Fund may repurchase any OTC option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Funds' purchase and sale of exchange-traded options on debt securities will be subject to the risks described in OPTIONS ON EQUITY SECURITIES on page 8.

OPTIONS ON FOREIGN CURRENCIES

The Funds may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade to hedge against unfavorable changes in exchange rates and to facilitate transactions involving foreign securities. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.
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A Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Fund's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, a Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

If, on the other hand, a subadviser anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), a Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

A Fund's successful use of currency exchange options on foreign currencies depends upon the subadviser's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in such currency would be partially offset by the premiums paid on the options. Further, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. A Fund's ability to establish and maintain positions will depend on market liquidity. The ability of a Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.
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FUTURES CONTRACTS

Each Fund may enter into futures contracts and options thereon under certain limitations described below. In general, (1) any Fund may buy and sell stock index futures contracts traded on a commodities exchange or board of trade and options thereon; (2) the International Stock and Diversified Bond Funds may buy and sell futures contracts on interest bearing securities (such as U.S. Treasury Bonds, U.S. Treasury Notes, 3-month U.S. Treasury Bills, and GNMA certificates) or interest rate indices and options thereon; and (3) any Fund may buy and sell futures contracts on foreign currencies or groups of foreign currencies and options thereon. The Funds use these instruments as a hedge against or to minimize adverse principal fluctuations or as an efficient means of adjusting their exposure to the market. Each Fund limits its use of futures contracts and options thereon so that no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options. Furthermore, immediately after entering into such contracts or purchasing such options, no more than 30% of a Fund's total assets may be represented by such contracts and options (other than futures contracts and options thereon relating to money market instruments, such as Eurodollar futures and related options). These contracts and options entail certain risks, including (but not limited to) the following: (1) no assurance that futures contracts transactions can be offset at favorable prices; (2) possible reduction of the Fund's total return due to the use of hedging; (3) possible reduction in value of both the securities hedged and the hedging instrument; (4) possible lack of liquidity due to daily limits on price fluctuation or other factors; (5) an imperfect correlation between price movements in the contract and in the securities being hedged; and (6) potential losses in excess of the amount invested in the futures contracts themselves.

STOCK INDEX FUTURES CONTRACTS

To the extent permitted by applicable regulations, the Funds may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short
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positions in the futures contracts more or less valuable, a process known as
"marking to the market."

A Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. A Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, a Fund may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's equity securities.

A Fund's successful use of stock index futures contracts depends upon the subadviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of a Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

Under regulations of the Commodity Futures Trading Commission ("CFTC"), investment companies registered under the Investment Company Act of 1940 are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Funds will use futures in a manner consistent with the terms of this exclusion.

INTEREST RATE FUTURES CONTRACTS

To the extent permitted by applicable regulations, the International Stock and Diversified Bond Funds may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury Bonds, U.S. Treasury Notes, 3-month U.S. Treasury Bills, and GNMA certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The Funds will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.
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A Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. A Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. To the extent permitted by applicable federal regulations, a Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its fixed-income portfolio.

A Fund's successful use of interest rate futures contracts depends upon the subadviser's ability to predict interest rate movements. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the interest rate futures contracts available to a Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities a Fund intends to hedge or acquire and the interest rate futures contracts available to it, a Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the CFTC limits as described in STOCK INDEX FUTURES CONTRACTS on page 18.

FOREIGN CURRENCY FUTURES CONTRACTS

To the extent permitted by applicable regulations, a Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies. A Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. See STOCK INDEX FUTURES CONTRACTS on page 18 for a general description of futures contracts. A Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases. To the extent permitted by federal regulations, a Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in portfolio management.

The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. A Fund's successful use of foreign currency futures contracts depends upon the subadviser's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any
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particular time. Those risks are discussed more fully under OPTIONS ON FOREIGN
CURRENCIES on page 16 and STOCK INDEX FUTURES CONTRACTS on page 18.

OPTIONS ON FUTURES CONTRACTS

The Funds may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds intend to utilize options on futures contracts for the same purposes that they intend to use the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If a Fund were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

To facilitate the purchase and sale of foreign securities and to manage foreign exchange risk, each of the Funds may enter into forward contracts to purchase or sell foreign currencies. Although such instruments may reduce the risk of loss due to a decline in the value of the currency that is sold, they also limit any possible gain that might result should the currency
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increase. Similarly, although such instruments are used primarily to protect a
Fund from adverse currency movements, they also involve the risk that anticipated currency movements will be accurately predicted, thus adversely affecting the Fund's total return.

The Funds may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. The Funds will use forward foreign currency exchange contracts strictly for hedging purposes and to facilitate the purchase and sale of foreign securities.

Additionally, when a subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. No Fund will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important that the subadvisers have the flexibility to enter into such forward contracts when it is determined that the best interests of the Funds will thereby be served. A Fund will place cash or liquid, high-grade equity or debt securities into a segregated account in an amount equal to the value of the Fund's
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total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The Funds generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.
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Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

No Fund may invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those that are subject to legal or contractual restrictions of resale or for which no readily available market exists. Restricted securities that have not been registered but may be sold and resold to institutional investors are not considered illiquid for purposes of this restriction, provided that there is dealer or institutional trading markets in such securities.

SHORT SALES AGAINST THE BOX

The Funds may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. government securities in an amount equal to such consideration must be put in a segregated account.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed delivery basis (i.e., when delivery and payment take place later than the normal settlement period after the date of the transaction). A Fund will make commitments for when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Fund will maintain in a segregated account cash, U.S. government securities or other high-grade debt obligations having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition it could, as with the disposition
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of any other Fund security, incur a gain or loss due to market fluctuations. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be so committed.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, each Fund may, as a fundamental policy, lend securities with a value of up to 33% of its total assets to unaffiliated broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Although the risks of lending portfolio securities are believed to be slight, as with other extensions of secured credit, such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

TEMPORARY DEFENSIVE POSITIONS

As discussed in the prospectus, each Fund may, at times, adopt a temporary defensive position. In such instances, the Fund may invest a greater proportion of its assets than normal in money market instruments, which are described below, and in investment-grade short-term debt instruments.

MONEY MARKET INSTRUMENTS

Bank Obligations. Bank obligations include certificates of deposit, bankers' acceptances, and time deposits of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, foreign offices of foreign banks, savings and loan associations, or savings banks. Certificates of deposit are certificates evidencing the indebtedness of a bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits in a bank for a fixed period of time. Certificates of deposit include both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are dollars deposited in banks outside the United States.
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Commercial Paper. Commercial paper is a high-quality short-term promissory note of a large corporation issued to finance its current obligations. The Funds may invest in commercial paper which at the time of the investment is (1) rated in the two highest categories by Moody's (Prime-1 and Prime-2) or by S&P (A-1 and A-2), or (2) unrated but determined by the subadviser to be of comparable quality.

Repurchase Agreements. When a Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with banks, which agreements have the characteristics of borrowing and involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of the money for the period. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Funds intend only to use the reverse repurchase technique when it appears to be to their advantage to do so.
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The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Fund's securities. The Fund will maintain in a separate account securities of the Fund that have a value equal to or greater than the Fund's commitments under reverse repurchase agreements. The value of the securities subject to reverse purchase agreements will not exceed 10% of the value of the Fund's total assets.

RATINGS OF DEBT SECURITIES

Investment-grade bonds are debt securities that have been rated investment grade by a nationally recognized statistical rating organization ("NRSRO"), e.g., corporate debt rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Corporation ("S&P") at the time of purchase. Investment-grade bonds also include unrated debt securities that a Fund's subadviser determines to be of comparable quality. High-yield debt (also know as "junk bonds") are, in contrast, generally rated below investment grade by NRSROs -- for example, ratings of Ba or lower by Moody's or of BB or lower by S&P. High-yield debt also includes unrated debt securities that a Fund's subadvisers determines to be of comparable quality.

A description of Moody's and S&P's ratings follows.

Moody's Investors Service, Inc.

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A - Bonds rated A possess many favorable investment attributes and are generally considered as upper medium grade obligations.

BAA - Bonds rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.
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B - Bonds rated B generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation

A Standard & Poor's Corporation (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:

- Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

-    Nature of and provisions of the obligation; and

- Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:
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AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. As discussed in greater detail below, while such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
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C - The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
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RATINGS OF COMMERCIAL PAPER

Moody's Investors Service, Inc.

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Corporation

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

Certain investment restrictions are fundamental to the operations of CitiStreet Funds, Inc. and may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund, or if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

As a result of these restrictions, none of the Funds will:

1. Buy or sell real estate, although the Funds may buy and sell securities that are secured by real estate, securities of real estate investment trusts and of other issuers that engage in real estate operations, mortgage-backed securities, mortgage participations, or other instruments supported or secured by interests in real estate.

2. Buy or sell commodities or commodity contracts, except that the Funds may purchase and sell futures contracts and related options.

3. Borrow money, except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are not considered borrowing for purposes of this restriction.

4. Issue senior securities, except as permitted under the Investment Company Act of 1940 and rules thereunder or by SEC order, SEC release, no-action letter, or similar relief or interpretations. Collateral arrangements entered into by a Fund with respect to futures contracts or options and the writing of options are not deemed to be the issuance of a senior security.

5. Lend money, except (a) that loans of up to 10% of the value of each Fund may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock; and (b) each Fund may lend money to another Fund or other affiliated investment company as permitted under the Investment Company Act of 1940 and rules thereunder or by SEC order, SEC release, no-action letter, or similar relief or interpretations.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be 'loans' for this purpose and may be entered into or purchased by a Fund in accordance with its investment objectives and policies.

6. Underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of Fund securities and with loans that a Fund may make pursuant to item 5 above.

7. Purchase securities of a company in any industry if, as a result of the purchase, a Fund's holdings of securities issued by companies in that industry would exceed 25% of the value of the Fund, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

The following restrictions are non-fundamental investment policies, which means that the Board of Directors may change them without shareholder approval:

     No Fund will acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition, or reorganization.

     No Fund will make a short sale of securities or maintain a short position, except that the International Stock Fund, the Small Company Stock Fund, and the Large Company Stock Fund may make short sales against-the-box. Collateral arrangements entered into by the Funds with respect to futures contracts and related options and the writing of options are not deemed to be short sales.

The Board of Directors has adopted the following non-fundamental investment policies: (1) the CitiStreet International Stock Fund will invest, under normal circumstances, at least 80% of the value of its assets in stock (or similar equity-related investments); (2) the CitiStreet Small Company Stock Fund will invest, under normal circumstances, at least 80% of the value of its assets in stock of small companies (or similar equity-related investments); (3) the CitiStreet Large Company Stock Fund will invest, under normal circumstances, at least 80% of the value of

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

its assets in stock of large companies (or similar equity-related investments); and (4) the CitiStreet Diversified Bond Fund will invest, under normal circumstances, at least 80% of the value of its assets in bonds and other fixed income instruments. The Board of Directors may change these policies without shareholder approval, but, if it does, it will provide notice to shareholders of the affected Fund(s) at least 60 days prior to any change in accordance with applicable SEC requirements.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS

THE COMPANY

CitiStreet Funds, Inc., formerly American Odyssey Funds, Inc. (the "Company") was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end diversified management investment company, commonly known as a "mutual fund." It is currently made up of four different "series" or Funds. Each Fund is, for investment purposes, a separate investment fund, and each issues two separate classes of capital stock. Thus, the Company issues the following classes of capital stock: (1) CitiStreet Large Company Stock Fund I Shares; (2) CitiStreet Small Company Stock Fund I Shares; (3) CitiStreet International Stock Fund I Shares; (4) CitiStreet Diversified Bond Fund I Shares; (5) CitiStreet Large Company Stock Fund R Shares; (6) CitiStreet Small Company Stock Fund R Shares;
(7) CitiStreet International Stock Fund R Shares; and (8) CitiStreet Diversified Bond Fund R Shares. Each share of capital stock issued with respect to a Fund has no interest in the assets of any other Fund. Each Fund bears its own liabilities and also its proportionate share of the general liabilities of the Company. Each class of shares of each Fund represents an interest in the same assets of the Fund and is identical in all respects except that: each class is subject to differing expenses based on differing service or distribution arrangements and fees; each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its service or distribution arrangements; and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund and/or by each class. Pursuant to current SEC requirements and staff interpretations, insurance companies will vote Fund shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by an insurance company in its general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received by that company. Under state insurance law and federal regulations, there are certain circumstances under which the insurance companies may disregard such voting instructions. If voting instructions are ever ignored, the insurance companies will so advise contract owners in the next semiannual report. The Company currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Company is responsible for the payment of certain fees and expenses including, among others, the following: (1) management and investment advisory and subadvisory fees; (2) the fees of non-interested directors; (3) the fees of the Funds' custodian; (4) the fees of the Company's legal counsel and independent accountants; (5) brokerage commissions incurred in connection with fund transactions; (6) all taxes and charges of governmental agencies; (7) the reimbursement of organizational expenses; and (8) expenses of printing and mailing prospectuses and other expenses related to shareholder communications. The Company pays a portion of the salaries of the Company's Chief Compliance Officer and Assistant Compliance Officer.

DIRECTORS AND OFFICERS

The affairs of the Company are managed under the direction of its Board of Directors. The Company utilizes a Manager/Subadviser structure for advisory services. The Directors decide upon matters of general policy and review the actions of the Company's investment manager and subadvisers. Pursuant to an order issued by the Securities and Exchange Commission, the Company's Board of Directors may change or add subadvisers, or amend existing subadvisory agreements in certain respects, without shareholder approval. For further information, see INVESTMENT ADVISERS, page 40.

The following tables list the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

INTERESTED DIRECTORS

                                          Term of
                                        Office and                                    Number of            Other
                          Position(s)    Length of                                  Portfolios in      Directorships
                           Held with       Time       Principal Occupation(s)       Fund Complex          Held by
 Name, Address, and Age       Fund       Served**       During Past 5 Years     Overseen by Director      Director
 ----------------------   -----------   ----------   ------------------------   --------------------   -------------
Robert C. Dughi*            Chairman     11 years    Through January 2005,              Four                None
400 Atrium Drive             of the                  Chairman of the Board
Somerset, NJ 08873-4172      Board                   and Chief Executive
Age: 57                                              Officer, CitiStreet
                                                     Retirement Services LLC
                                                     and various affiliates.
                                                     Also, through January
                                                     2005, Chairman of the
                                                     Board and President of
                                                     CitiStreet Financial
                                                     Services LLC ("CFS") and
                                                     the Manager.

INDEPENDENT DIRECTORS

Jane DiRenzo Pigott         Director     11 years    Managing Director, R3              Four                None
c/o CitiStreet                                       Group LLC and its
400 Atrium Drive                                     predecessors
Somerset, NJ 08873-4172                              (consulting); prior to
Age: 47                                              February 2002; Partner
                                                     and Chairperson of the
                                                     Environmental Law
                                                     Department, Winston &
                                                     Strawn (law firm).

John G. Beam, Jr.           Director     11 years    Chairman of the Board,             Four                None
c/o CitiStreet                                       Acordia of Kentucky,
400 Atrium Drive                                     Inc. (insurance).
Somerset, NJ 08873-4172
Age: 57

Nicholas D. Yatrakis        Director     11 years    Physician in private               Four                None
c/o CitiStreet                                       practice.
400 Atrium Drive
Somerset, NJ 08873-4172
Age: 57

Steven I. Weinstein         Director     11 years    From May 2001 to October           Four                None
c/o CitiStreet                                       2004, Vice President and
400 Atrium Drive                                     Deputy General Counsel,
Somerset, NJ 08873-4172                              Foster Wheeler Ltd.;
Age: 59                                              from April 1999 to May
                                                     2001, Vice President and
                                                     Deputy General Counsel,
                                                     Foster Wheeler
                                                     Corporation.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

                                          Term of
                                        Office and
                          Position(s)    Length of                                Number of
                           Held with       Time       Principal Occupation(s)   Portfolios in          Other
 Name, Address, and Age       Fund       Served**       During Past 5 Years      Fund Complex   Directorships Held
 ----------------------   -----------   ----------   ------------------------   -------------   ------------------
Paul S. Feinberg           President     11 years    Executive Vice President        Four              None
400 Atrium Drive                                     and General Counsel,
Somerset, NJ 08873-4172                              CitiStreet Retirement
Age: 62                                              Services LLC. Also,
                                                     Senior Vice President
                                                     and General Counsel of
                                                     CFS, the Manager and
                                                     various affiliates.

Matthew Riordan            Treasurer,     1 year     Senior Vice President,          Four              None
400 Atrium Drive             Chief                   Controller and
Somerset, NJ 08873-4172    Financial                 Treasurer, CitiStreet
Age: 39                   Officer and                Retirement Services
                             Chief                   LLC.  Also, Senior Vice
                           Accounting                President, Controller
                            Officer                  and Treasurer of CFS,
                                                     the Manager and various
                                                     affiliates. Prior to
                                                     June 2004, Vice
                                                     President, Finance,
                                                     Merrill Lynch & Co.

Lori M. Renzulli           Secretary      7 years    Assistant Counsel,              Four              None
400 Atrium Drive                                     CitiStreet Retirement
Somerset, NJ 08873-4172                              Services LLC and various
Age: 39                                              affiliates.

* Mr. Dughi is an interested director because he is an employee of the Company's investment adviser and its affiliates.

** There is no set term of office for the Company's directors and officers. The table lists the number of years the person has served the Company in the listed capacity.

COMMITTEES

The Board of Directors has established two standing committees in connection with the governance of the Company, the Audit Committee and the Governance Committee.

The Audit Committee consists of all of the Independent Directors. The purposes of the Audit Committee are to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and to act as a liaison between the Company's independent auditor and the full Board of Directors. The function of the Audit Committee is oversight; it is Management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carryout a proper audit. The Audit Committee met 4 times during the fiscal year ended December 31, 2004.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Governance Committee consists of all of the Independent Directors. The Governance Committee is responsible for making nominations for new independent directors, periodically reviewing the continued independence of the current Independent Directors, periodically reviewing Director compensation and other corporate governance issues. This Committee does not normally consider Director candidates proposed by shareholders. The Governance Committee met 6 times during the fiscal year ended December 31, 2004.

DIRECTOR COMPENSATION AND SHARE OWNERSHIP

The chart below lists the compensation paid to Directors during the year 2004. The CitiStreet Funds are the only funds in their fund complex, so the compensation shown in the columns of the chart are the same.


                                AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM
                                     FROM COMPANY            COMPANY AND FUND
NAME OF DIRECTOR                      DURING 2004          COMPLEX DURING 2004
----------------                ----------------------   -----------------------
Robert C. Dughi                         $     0                  $     0
Raymond Martin                          $     0                  $     0
Linda Walker Bynoe                      $30,000                  $30,000
Steven I. Weinstein                     $30,000                  $30,000
Jane DiRenzo Pigott                     $30,000                  $30,000
John G. Beam, Jr.                       $30,000                  $30,000
Nicholas D. Yatrakis                    $27,000                  $27,000


Fund shares are available only through certain variable life insurance contracts, variable annuity contracts and qualified plans. Fund shares are not available for sale to the general public. As of December 31, 2004, none of the Directors owned any shares in any of the Funds.

Directors do not receive any form of deferred or retirement benefits. None of the compensated directors are members of a board of any mutual fund other than CitiStreet Funds, Inc.

As of December 31, 2004, the directors and officers owned in the aggregate less than 1% of the outstanding shares of each Fund.

As of December 31, 2004, none of the Independent Directors nor any of their immediate family members owned any securities issued by the Company's investment adviser (including subadvisers) or its principal underwriter, or any company (other than a registered investment

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

company) directly or indirectly controlling, controlled by, or under common control with an investment adviser (including subadviser) or principal underwriter of the Funds.

INVESTMENT ADVISERS

STRUCTURE

The Company utilizes a Manager/Subadviser structure for advisory services. CitiStreet Funds Management LLC (the "Manager") serves as the overall investment adviser to the Company. The subadvisers perform the actual day-to-day management of the Funds. The Manager monitors the performance of the subadvisers and will recommend changes to the Board of Directors if warranted. For those Funds with more than one subadviser, the Manager allocates the Fund's assets between or among the Fund's subadvisers. The Manager provides the financial accounting records of the Company, other than those maintained by the Company's custodian or accounting services agent. The Manager or an affiliated company pays the salaries and expenses of all of its and the Company's personnel except for fees and expenses of the non-interested Directors. It or an affiliated company provides necessary office space, staff assistance to the Board, and all expenses incurred in connection with managing the ordinary course of the Company's business, other than the fees and expenses that are paid directly by the Company.


The Company has obtained an order from the Securities and Exchange Commission that permits the Board of Directors to change subadvisers, hire additional subadvisers, or amend existing subadvisory agreements without shareholder approval. The new or amended subadvisory agreements may have different fee structures or rates than the current agreements, subject to the following maximum annual rates expressed as a percentage of average daily net assets:
International Stock Fund, 0.55%; Small Company Stock Fund, 0.70%; Large Company Stock Fund, 0.45%; Diversified Bond Fund, 0.35%. These fees are in addition to the fee paid to the Manager, which is equal to an annual rate of 0.25% of each Fund's average daily net assets. The Board of Directors will approve a Fund's new or amended subadvisory agreement only if the Board determines that doing so is in the best interests of the Fund and its shareholders. In particular, the Board will not approve a new or amended subadvisory agreement that pays a subadvisory fee within these maximums but higher than the Fund currently pays unless the Board determines that the new or amended subadvisory agreement is in the best interest of the Fund and its shareholders. Any subadvisory agreement that would pay a subadvisory fee higher than these maximum rates would require shareholder approval in addition to the Board's approval.


In the event the Board of Directors approves the hiring of a new subadviser for a Fund without shareholder approval, the Company will, within ninety days of the effective date of the

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

subadvisory agreement, send all of that Fund's shareholders an informational statement informing them of the changes. The statement will include information about any changes caused by the addition of the new subadviser, including any applicable changes in fees.

Pursuant to the order obtained from the Securities and Exchange Commission granting the Board of Directors authority to enter into subadvisory agreements without shareholder approval, the Company and the Manager have agreed to comply with the following conditions:

1. Before any Fund may rely on the order requested in the application, the operation of the Fund in the manner described in the application will be approved by a majority vote of persons having voting rights with respect to the Fund or, in the case of a new Fund whose prospectus contains the disclosure contemplated by condition 2 below, by the sole initial shareholder(s) before offering shares of such Fund to the public.

2. Any Fund relying on the requested relief will disclose in its prospectus the existence, substance, and effect of any order granted pursuant to the application. In addition, any such Fund will hold itself out to the public as employing the "manager/subadviser" structure described in the application. The prospectus will prominently disclose that the Manager has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

3. The Manager will provide management and administrative services to the Company and, subject to the review and approval by the Board, will: (i) set each Fund's overall investment strategies; (ii) evaluate, select, and recommend subadvisers to manage all or part of a Fund's assets; (iii) allocate and, when appropriate, reallocate each Fund's assets among subadvisers; (iv) monitor and evaluate subadviser performance; and (v) oversee subadviser compliance with the applicable Fund's investment objective, policies and restrictions.

4. A majority of the Board will be persons who are not "interested persons" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

5. The Company will not enter into a subadvisory agreement with any subadviser that is an "affiliated person" of the Fund (as defined in section 2(a)(3) of the Investment Company Act of 1940, as amended) ("Affiliated Subadviser") other than by reason of serving as

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     subadviser to one or more Funds without such subadvisory agreement, including the compensation to be paid thereunder, being approved by the persons having voting rights with respect to the applicable Fund.

6. When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the applicable Fund and persons having voting rights with respect to that Fund and that such change does not involve a conflict of interest from which the Manager or the Affiliated Subadviser derives an inappropriate advantage.

7. No director, trustee, or officer of the Company or the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director, trustee or officer) any interest in a subadviser except for ownership of (i) interests in the Manager or any entity that controls, is controlled by, or is under common control with the Manager, or (ii) less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with a subadviser.

8. Within 90 days of the hiring of any new subadviser, the Manager will furnish persons having voting rights with respect to the appropriate Fund with all information about the new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any changes caused by the addition of the new subadviser. To meet this condition, the Manager will provide persons having voting rights with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.

The management agreement and the subadvisory agreements (other than the new agreements described below) were last approved by the Board of Directors, including all the Independent Directors, on May 12, 2004. On February 11, 2005, the Board of Directors, including all the Independent Directors, approved new subadvisory agreements for the International Stock Fund and for Babson Capital Management LLC as a subadviser to the Small Company Stock Fund. In approving the agreements, the Board considered primarily the nature and quality of the services provided and the overall fairness of the agreements to the Funds (including the fees). Information about the Manager and the subadvisers was provided to the Board in connection with the renewal. In addition, at each periodic Board meeting during the year, the Manager and

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

the subadvisers provide information to the Board relevant to the approval of advisory agreements, including performance updates.

With respect to the nature and quality of the services provided, the Board considered the performance of each Fund (including performance of each individual subadviser) and compared that information to returns of benchmark indices and relevant peer groups of mutual funds managed by other advisers. Performance information was provided for a variety of time periods, including short-term performance as well as long-term performance. The Board also considered the Manager's experience in supervising subadvisers, including its use of an independent consultant to assist it. The Board also considered the investment personnel and investment approach of the subadvisers, for which detailed presentations were made by the subadvisers during the course of the previous year. The Board also considered information regarding the subadvisers' brokerage practices, including use of soft dollars and a commission recapture program. The Board also considered the compliance records of the Manager and the subadvisers.

With respect to overall fairness, the Board considered the fee arrangements of the Funds and compared those with expense ratio information for peer groups of mutual funds provided from an independent source. The Board also considered information provided by the Manager regarding its profitability. The Board concluded that the management and subadvisory agreements, including the fees, were reasonable.

CONTROL

The Manager is a wholly-owned subsidiary of CitiStreet Retirement Services LLC, which is a wholly-owned subsidiary of CitiStreet LLC, which is jointly owned, 50% by State Street Bank and Trust Company and 50% by Keeper Holdings LLC. State Street Bank and Trust Company is a wholly-owned subsidiary of State Street Corporation. Keeper Holdings LLC is owned 81.1% by Plaza LLC, which is a wholly-owned subsidiary of The Travelers Insurance Company, which is a wholly-owned subsidiary of Citigroup Insurance Holding Corporation, which is a wholly-owned subsidiary of PFS Services, Inc., which is a wholly-owned subsidiary of Associated Madison Companies Inc., which is a wholly-owned subsidiary of Citigroup Inc. The remaining 18.9% of Keeper Holdings LLC is owned by SSB Keeper Holdings LLC, which is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly-owned subsidiary of Citigroup Inc., a publicly-traded company.

Alliance Capital Management L.P. ("Alliance"), one of the subadvisers to the International Stock Fund, is an indirect subsidiary of AXA Financial, Inc., a global financial services organization.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Babson Capital Management LLC ("Babson"), one of the subadvisers to the Small Company Stock Fund, is an indirect subsidiary of Massachusetts Mutual Life Insurance Company.


Oechsle International Advisors LLC ("Oechsle"), one of the subadvisers to the International Stock Fund, is a Delaware limited liability company. Oechsle Group, LLC, also a Delaware limited liability company, is its Member Manager. Oechsle Group, LLC controls Oechsle International Advisors, LLC. Oechsle Group, LLC is controlled by the Executive Managing Principals. The Executive Managing Principals are: L. Sean Roche, Chief Operating Officer and Chief Investment Officer; Stephen P. Langer, Director of Marketing; and Warren R. Walker. Effective January 1, 2005, Mr. Roche became Chief Investment Officer, replacing Mr. Kessler in this role. Mr. Kessler will oversee a separate investment division of the firm.


Salomon Brothers Asset Management Inc, one of the subadvisers to the Diversified Bond Fund, is a wholly-owned subsidiary of Salomon Brothers Holding Company, Inc., which is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly-owned subsidiary of Citigroup Inc., a publicly-traded company.

Smith Barney Fund Management LLC ("Smith Barney") is one of the subadvisers to the Large Company Stock Fund. Salomon Smith Barney Holdings Inc. is the sole member of Smith Barney. Salomon Smith Barney Holdings Inc. is a wholly-owned subsidiary of Citigroup Inc., a publicly-traded company.

SSgA Funds Management, Inc. ("SSgA"), one of the subadvisers to each of the Funds, is a wholly-owned subsidiary of State Street Corporation, a publicly-traded corporation.

TCW Investment Management Company, one of the subadvisers to the Small Company Stock Fund, is a wholly-owned subsidiary of The TCW Group, Inc., which is a wholly-owned subsidiary of Societe Generale Asset Management S.A., a wholly-owned subsidiary of Societe Generale, S.A., an international commercial and investment bank headquartered in France.

Wellington Management Company, LLP, one of the subadvisers to the Large Company Stock Fund, is a limited liability partnership.

Western Asset Management Company, one of the subadvisers to the Diversified Bond Fund, is a wholly-owned subsidiary of Legg Mason, Inc.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

FEES

Each Fund pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays each of its subadvisers a fee that is computed daily and paid monthly at the annual rates specified below based on the value of the Fund's average daily net assets allocated to that subadviser.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


FUND & SUBADVISER                            SUBADVISER'S FEE
-----------------                            ----------------
International Stock Fund

-    Alliance Capital Management L.P.        0.55% for first $100 million in
                                             assets, plus 0.50% for next $50
                                             million in assets, plus 0.40% for
                                             assets over $150 million

-    Oechsle International Advisors LLC      0.50% for first $100 million in
                                             assets, plus 0.45% for next $50
                                             million in assets, plus 0.40% for
                                             assets over $150 million

-    SSgA Funds Management, Inc.             0.50% for first $50 million in
                                             assets, plus 0.45% for next $100
                                             million in assets, plus 0.40% for
                                             assets over $150 million

Small Company Stock Fund

-    TCW Investment Management Company       0.50% for first $50 million in
                                             assets, plus 0.45% for next $50
                                             million in assets, plus 0.40% for
                                             assets over $100 million

-    Babson Capital Management LLC           0.70% for first $100 million in
                                             assets, plus 0.65% for next $50
                                             million in assets, Plus 0.60% for
                                             assets over $150 million

-    SSgA Funds Management, Inc.             0.08% for first $50 million in
                                             assets, plus 0.06% for next $50
                                             million in assets, plus 0.04% for
                                             assets over $100 million (minimum
                                             $50,000 on annualized basis)

Large Company Stock Fund

-    Wellington Management Company, LLP      0.45% of assets

-    Smith Barney Fund Management LLC        0.45% for first $45 million in
                                             assets, plus 0.35% for assets over
                                             $45 million

-    SSgA Funds Management, Inc.             0.05% for first $50 million in
                                             assets, plus 0.04% for next $50
                                             million in assets, plus 0.02% for
                                             assets over $100 million (minimum
                                             $50,000 on annualized basis)

Diversified Bond Fund

-    Western Asset Management Company        0.25% for first $250 million in
                                             assets, plus 0.15% for assets over
                                             $250 million

-    Salomon Brothers Asset Management Inc   0.35% for first $50 million in
                                             assets, plus 0.30% for next $50
                                             million in assets, plus 0.25% for
                                             assets over $100 million

-    SSgA Funds Management, Inc.             0.05% of assets

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

FEES PAID BY FUNDS TO MANAGER


                  FUND                         2002         2003         2004
                  ----                      ----------   ----------   ----------
International Stock Fund                    $  858,784   $  883,914   $1,099,135
Small Company Stock Fund                    $  626,221   $  733,029   $  984,116
Large Company Stock Fund                    $1,105,622   $1,332,156   $1,729,980
Diversified Bond Fund (and its
   predecessor, the Long-Term Bond Fund)    $1,443,715   $1,650,734   $1,979,522


              FEES PAID BY INTERNATIONAL STOCK FUND TO SUBADVISERS


               SUBADVISER                           2002       2003       2004
               ----------                         --------   --------   --------
Bank of Ireland Asset Management (U.S.) Limited   $467,454   $473,801   $565,029
Citigroup Asset Management Limited                     N/A   $647,530   $742,301
Salomon Brothers Asset Management Inc.            $595,594        N/A        N/A
SSgA Funds Management, Inc.                       $586,095   $594,000   $726,118


              FEES PAID BY SMALL COMPANY STOCK FUND TO SUBADVISERS


               SUBADVISER                           2002       2003       2004
               ----------                         --------   --------   --------
Salomon Brothers Asset Management                 $400,632   $ 61,900        N/A
Travelers Investment Management Company                N/A   $462,181   $651,581
SSgA Funds Management, Inc.                       $ 59,726   $ 67,020   $ 83,479
TCW Investment Management Company
   (and predecessor)                              $418,003   $447,366   $593,536


              FEES PAID BY LARGE COMPANY STOCK FUND TO SUBADVISERS


               SUBADVISER                         2002       2003        2004
               ----------                       --------   --------   ----------
Putnam Investment Management, Inc.              $389,683        N/A          N/A
Smith Barney Fund Management LLC                $221,871   $724,983   $  848,529
SSgA Funds Management, Inc.                     $ 54,569   $ 58,604   $   71,144
Wellington Management Company, LLP              $674,290   $721,484   $1,042,612

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FEES PAID BY DIVERSIFIED BOND FUND TO SUBADVISERS


               SUBADVISER                           2002       2003       2004
               ----------                         --------   --------   --------
Western Asset Management Company                  $480,757   $550,985   $621,040
Salomon Brothers Asset Management Inc.            $551,404   $628,090   $741,901
SSgA Funds Management, Inc.                       $ 97,142   $108,299   $137,485


For more information regarding investment advisers, see MANAGEMENT OF THE FUNDS in the prospectus.

PORTFOLIO MANAGERS

The sections below include additional information regarding the individuals identified in the prospectus as those responsible for the day-to-day investment management of the Funds (the "Portfolio Managers"). The information below is supplied to the Company by the subadvisers.

OTHER ACCOUNTS

The chart below identifies, for each Portfolio Manager, the number of accounts managed and the total assets in those accounts.


The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.



                                                                                         OTHER POOLED
                                                                    REGISTERED            INVESTMENT
        PORTFOLIO                 PORTFOLIO MANAGER(S)         INVESTMENT COMPANIES         VEHICLES       OTHER ACCOUNTS
        ---------                 --------------------         --------------------      ------------      --------------
CitiStreet International   Sharon Fay of Alliance Capital      12 Registered Mutual   4 Unregistered      3,205 Other
Stock Fund                 Management L.P.                     Funds with $3.9        Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $13 billion in
                                                               assets under           $1.6 billion in     total assets
                                                               management.            assets under        under
                                                                                      management.         management.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CitiStreet International   Kevin Simms of Alliance Capital     No Registered Mutual   No Unregistered     No Other
Stock Fund                 Management L.P.                     Funds with $N/A        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $N/A billion
                                                               assets under           $N/A billion in     in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet International   Henry D'Auria of Alliance Capital   No Registered Mutual   No Unregistered     No Other
Stock Fund                 Management L.P.                     Funds with $N/A        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $N/A billion
                                                               assets under           $N/A billion in     in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet International   Giulio Martini of Alliance          No Registered Mutual   No Unregistered     No Other
Stock Fund                 Capital Management L.P.             Funds with $N/A        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $N/A billion
                                                               assets under           $N/A billion in     in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet International   Paul Moghtader of SSgA Funds        2 Registered Mutual    22 Unregistered     45 Other
Stock Fund                 Management, Inc.                    Funds with $234        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $9.2 billion
                                                               assets under           $3.4 billion in     in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet International   Craig Scholl of SSgA Funds          2 Registered Mutual    22 Unregistered     45 Other
Stock Fund                 Management, Inc.                    Funds with $234        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $9.2 billion
                                                               assets under           $3.4 billion in     in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet International   Didier Rosenfeld of SSgA Funds      2 Registered Mutual    22 Unregistered     45 Other
Stock Fund                 Management, Inc.                    Funds with $234        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $9.2 billion
                                                               assets under           $3.4 billion in     in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CitiStreet International   Matthew McPhee of SSgA Funds        2 Registered Mutual    22 Unregistered     45 Other
Stock Fund                 Management, Inc.                    Funds with $234        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $9.2 billion
                                                               assets under           $3.4 billion in     in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet International   Craig DeGiacomo of SSgA Funds       5 Registered Mutual    34 Unregistered     46 Other
Stock Fund                 Management, Inc.                    Funds with $1.2        Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $9.4 billion
                                                               assets under           $6.2 billion in     in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet International   L. Sean Roche of Oechsle            3 Registered Mutual    No Unregistered     21 Other
Stock Fund                 International Advisors LLC          Funds with $136        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $6.7 billion
                                                               assets under           $N/A in assets      in total
                                                               management.            under management.   assets under
                                                                                                          management.

                                                                                                          7 Other
                                                                                                          Accounts with
                                                                                                          $1.8 billion
                                                                                                          in total
                                                                                                          assets under
                                                                                                          management.

CitiStreet Small Company   David Chin of SSgA Funds            4 Registered Mutual    16 Unregistered     9 Other
Stock Fund                 Management, Inc.                    Funds with $640        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $12.8 billion
                                                               assets under           $20.9 billion in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management

CitiStreet Small Company   Tom Rawlings of SSgA Funds          1 Registered Mutual    10 Unregistered     20 Other
Stock Fund                 Management, Inc.                    Fund with $3 billion   Pooled Investment   Accounts with
                                                               in total assets        Vehicles with       $2.3 billion
                                                               under management.      $15.1 billion in    in total
                                                                                      assets under        assets under
                                                                                      management.         management.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CitiStreet Small Company   Karl Schneider of SSgA Funds        5 Registered Mutual    12 Unregistered     9 Other
Stock Fund                 Management, Inc.                    Funds with $3          Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $6.4 billion
                                                               assets under           $17.4 billion in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet Small Company   James May of SSgA Funds             4 Registered Mutual    3 Unregistered      16 Other
Stock Fund                 Management, Inc.                    Funds with $60         Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $26.6 billion
                                                               assets under           $91.3 billion in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet Small Company   Michael Feehily of SSgA Funds       2 Registered Mutual    4 Unregistered      8 Other
Stock Fund                 Management, Inc.                    Funds with $7.2        Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $10.0 billion
                                                               assets under           $14.5 billion in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet Small Company   David Chin of SSgA Funds            4 Registered Mutual    16 Unregistered     9 Other
Stock Fund                 Management, Inc.                    Funds with $640        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $12.8 billion
                                                               assets under           $20.9 billion in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet Small Company   Paul Szczygiel of Babson Capital    5 Registered Mutual    3 Unregistered      44 Other
Stock Fund                 Management LLC                      Funds with $1.4        Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $952 million
                                                               assets under           $58.7 million in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet Small Company   Robert Baumbach of Babson Capital   5 Registered Mutual    3 Unregistered      44 Other
Stock Fund                 Management LLC                      Funds with $1.4        Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $952 million
                                                               assets under           $58.7 million in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CitiStreet Small           Diane Jaffee of TCW Investment      4 Registered Mutual    11 Unregistered     47 Other
Company Stock Fund         Management Company                  Funds with $536        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $1.4 billion
                                                               assets under           $934 million in     in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

                                                                                      2 Unregistered      1 Other Account
                                                                                      Pooled Investment   with $500
                                                                                      Vehicles with       million in
                                                                                      $1.9 billion        total assets
                                                                                      in assets under     under
                                                                                      management.         management.

CitiStreet Large           Alan Blake of Smith Barney Fund     15 Registered Mutual   4 Unregistered      127,750 Other
Company Stock Fund         Management LLC                      Funds with $6.37       Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $13.08 billion
                                                               assets under           $580 million in     in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet Large           Tom Vandeventer of Smith            4 Registered Mutual    No Unregistered     1,178 Other
Company Stock Fund         Barney Fund Management LLC          Funds with $600        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $4.13 billion
                                                               assets under           $N/A in assets      in total
                                                               management.            under management.   assets under
                                                                                                          management.

CitiStreet Large           Tom Rawlings of SSgA Funds          1 Registered Mutual    10 Unregistered     20 Other
Company Stock Fund         Management, Inc.                    Fund with $3 billion   Pooled Investment   Accounts with
                                                               in total assets        Vehicles with       $2.3 billion
                                                               under management.      $15.1 billion in    in total
                                                                                      assets under        assets under
                                                                                      management.         management.

CitiStreet Large           Karl Schneider of SSgA Funds        5 Registered Mutual    12 Unregistered     9 Other
Company Stock Fund         Management, Inc.                    Funds with $3          Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $6.4 billion
                                                               assets under           $17.4 billion in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CitiStreet Large           James May of SSgA Funds             4 Registered Mutual    3 Unregistered      16 Other
Company Stock Fund         Management, Inc.                    Funds with $60         Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $26.6 billion
                                                               assets under           $91.3 billion in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet Large           Michael Feehily of SSgA Funds       1 Registered Mutual    22 Unregistered     189 Other
Company Stock Fund         Management, Inc.                    Fund with $213.2       Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $43.6 billion
                                                               assets under           $10.0 billion in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

                                                                                                          18 Other
                                                                                                          Accounts with
                                                                                                          $6.7 billion in
                                                                                                          total assets
                                                                                                          under management.

CitiStreet Large           Cheryl Duckworth of Wellington      2 Registered Mutual    4 Unregistered      8 Other
Company Stock Fund         Management Company, LLP             Funds with $7.2        Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $10.0 billion
                                                               assets under           $14.5 billion in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management

CitiStreet Diversified     Peter Wilby of Salomon Brothers     34 Registered Mutual   15 Unregistered     47 Other
Bond Fund                  Asset Management Inc.               Funds with $18.63      Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $7.79 billion
                                                               assets under           $1.91 billion in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet Diversified     David Torchia of Salomon Brothers   26 Registered Mutual   11 Unregistered     76 Other
Bond Fund                  Asset Management Inc.               Funds with $12.38      Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $13.74 billion
                                                               assets under           $1.73 billion in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


CitiStreet Diversified     John Kirby of SSgA Funds            No Registered Mutual   8 Unregistered      8 Other
Bond Fund                  Management, Inc.                    Funds with $N/A        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $2.8 billion
                                                               assets under           $11.4 billion in    in total
                                                               management.            assets under        assets under
                                                                                      management.         management.

CitiStreet Diversified     Michael J. Brunell of SSgA Funds    No Registered Mutual   15 Unregistered     716 Other
Bond Fund                  Management, Inc.                    Funds with $N/A in     Pooled Investment   Accounts with
                                                               total assets under     Vehicles with       $171.7 billion
                                                               management.            $6.8 billion in     in total
                                                                                      assets under        assets under
                                                                                      management.         management.

CitiStreet Diversified     Ken Leech of Western Asset          33 Registered Mutual   11 Unregistered     6 Other
Bond Fund                  Management Company                  Funds with $19.4       Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $1.7 billion
                                                               assets under           $13.4 billion in    in total
                                                               management.*           assets under        assets under
                                                                                      management.*        management.*

                                                                                                          54 Other
                                                                                                          Accounts with
                                                                                                          $15.8 billion
                                                                                                          in total assets
                                                                                                          under management.*



----------
* The numbers listed reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all of Western Asset's portfolios, but they are not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


CitiStreet Diversified     Steve Walsh of Western Asset        33 Registered Mutual   11 Unregistered     6 Other
Bond Fund                  Management Company                  Funds with $19.4       Pooled Investment   Accounts with
                                                               billion in total       Vehicles with       $1.7 billion
                                                               assets under           $13.4 billion in    in total
                                                               management.*           assets under        assets under
                                                                                      management.*        management.*

                                                                                                          54 Other
                                                                                                          Accounts with
                                                                                                          $15.8 billion
                                                                                                          in total assets
                                                                                                          under management.*

CitiStreet Diversified     Ed Moody of Western Asset           2 Registered Mutual    No Unregistered     104 Other
Bond Fund                  Management Company                  Funds with $467        Pooled Investment   Accounts with
                                                               million in total       Vehicles with       $16.4 billion
                                                               assets under           $N/A in assets      in total
                                                               management.*           under management.*  assets under
                                                                                                          management.*

                                                                                                          11 Other
                                                                                                          Accounts with
                                                                                                          $3.8 billion
                                                                                                          in total assets
                                                                                                          under management.*



----------
* The numbers listed reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all of Western Asset's portfolios, but they are not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.


COMPENSATION AND POTENTIAL CONFLICTS OF INTEREST

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The chart below summarizes the structure of, and method(s) used, to determine Portfolio Manager compensation. The chart below also identifies material conflicts that might arise between a Portfolio's management of the Funds and other accounts.







                              COMPENSATION STRUCTURE AND METHOD/MATERIAL
        FUND                             CONFLICTS OF INTEREST
        ----          ----------------------------------------------------------
CITISTREET            ALLIANCE CAPITAL MANAGEMENT L.P.
INTERNATIONAL STOCK
FUND                  COMPENSATION

                      Alliance's compensation program for investment professionals++ is designed to be competitive and appropriate to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual
                      Funds.

                      Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term incentive compensation in the form of restricted unit grants (granted prior to 2002 and (v) contributions under Alliance's Profit
                      Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual
                      Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

                      An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

                      Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies;
                      participation in the investment team/discipline's dialogue. An investment professional's contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm;
                      management and supervisory responsibilities and fulfillment of Alliance's leadership criteria are relevant to compensation decisions.

                      CONFLICTS OF INTEREST



----------
++ Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, and managing multiple accounts for multiple clients, including funds (hereinafter "clients"), and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to maintain our fiduciary duty.

                      Employee Personal Trading and the Code of Business Conduct and Ethics Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards.
                      Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

                      Managing Multiple Accounts for Multiple Clients

                      The investment professional or investment professional teams for each fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

                      Allocating Investment Opportunities

                      In addition, the investment professionals routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have a particular financial incentive, such as a performance-based management fee, relating to an account.
                      An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions is disseminated fairly within its portfolio management teams and investment opportunities are allocated equitably among different clients.

                      OECHSLE INTERNATIONAL ADVISORS LLC

                      COMPENSATION
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                      All investment professionals receive two forms of
                      compensation: salary and bonus. In addition, those who are also principals of the firm receive equity distributions.
                      Although percentages vary by investment professional and
                      other factors that affect compensation, salary generally
                      represents less than 50%, with bonus/equity distributions
                      accounting for the remainder. The firm regards the bonus
                      component of compensation as an especially important means of rewarding and incentivizing performance. Bonuses are
                      variable and reflect an individual's contribution measured by: (1) pre-tax portfolio performance (over a one-year
                      period); (2) the success of individual stock ideas; (3)
                      general contribution from participation in the investment
                      process; (4) the value of country analysis and perspective in the analyst's assigned region; and (5) value derived
                      from the coordination and exploitation in investment ideas from other regions. The firm measures the success of
                      investment ideas over trailing periods.

                      CONFLICTS

                      Oechsle has an obligation to allocate investment opportunities to all of its clients, including CitiStreet, in a manner that is fair and equitable over time. Toward this end, Oechsle has developed allocation policies. It is Oechsle's policy that generally accounts within the same mandate (e.g., Diversified Europe; Europe Only; Select;
                      EAFE Lite) invest in the same securities in the same percentage target amounts, unless considerations specific to an account (such as guideline restrictions, cash availability, regulatory prohibitions) preclude it from investing or investing in the same amount.

                      To monitor implementation of this policy, on a daily basis, the Compliance Department reviews a pro rata trade blotter report, which includes all trades from the previous day. The report is sorted by stock and by Portfolio Manager and contains all details of the trade, including the accounts that participated and the weight of that day's trade in percentage points.

                      From this review, the Compliance Department identifies all trade allocations in which a Portfolio Manager did not include all accounts that he or she manages or in which that day's allocation to an individual account differs materially from the other accounts under his or her management.

                      SSGA FUNDS MANAGEMENT, INC.

                      COMPENSATION

                      The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity).
                      The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

                      CONFLICTS OF INTEREST

                      When a portfolio manager has responsibility for managing
                      more than one account,
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                      potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over
                      others in terms of allocation of resources or of
                      investment opportunities. SSgA FM has adopted policies and procedures designed to address these potential material
                      conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special
                      circumstances, differentiate among the various accounts
                      when allocating resources. Additionally, SSgA FM and its
                      advisory affiliates utilize a system for allocating
                      investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

CITISTREET SMALL      BABSON CAPITAL MANAGEMENT LLC
COMPANY STOCK FUND

                      COMPENSATION

                      Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Fund, the Advisor or Subadvisor (if any) of the Fund, or any other sources with respect to management of the Fund, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See "Other
                      Accounts Managed by Portfolio Managers of the Funds" above.

                      It is important to note that Portfolio managers are not compensated by a specific fund or account. Outlined below is the compensation structure for portfolio managers at Babson Capital.

                      PORTFOLIO MANAGERS' COMPENSATION

                      The compensation package for portfolio managers is comprised of a base salary, a performance-driven annual bonus, and discretionary long-term incentives, most of which are directly tied to Babson Capital's phantom equity value. The performance-driven bonus is based on the performance of the portfolios relative to an appropriate benchmark and external competitive peer group. Performance is reviewed over one- and three-year periods with greater emphasis given to growth of assets under management and the overall success of Babson Capital. Phantom equity interest, which vests over time, is granted annually.
                      These awards for all managers are based on similar criteria as for bonuses.

                      CONFLICTS OF INTERESTS

                      The following describes material conflicts of interest as of December 31, 2004 which may potentially arise in connection with the management of a Fund's investments by a Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio
                      Managers of the Funds" above. Material conflicts are those which a reasonable investor would consider likely to affect a Portfolio Manager's professional judgment with respect to management of the Fund, or where it is substantially likely that a reasonable investor would view disclosure of the conflict as significantly altering the total mix of information available about the Fund.

                      The Portfolio Managers do not have material conflicts of interest.

                      SSGA FUNDS MANAGEMENT, INC.

                      COMPENSATION

                      The compensation of SSgA FM's investment professionals is
                      based on a number of factors. The first factor considered
                      is external market. Through extensive compensation survey
                      process, SSgA FM seeks to understand what its competitors
                      are paying people to perform similar roles. This data is
                      then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity).
                      The second factor
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                      taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street
                      Corporation, and therefore works within its corporate
                      environment on determining the overall level of its
                      incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of
                      SSgA and SSgA FM. The determination of the allocation
                      amounts to these locations and departments is influenced
                      by the competitive market data, as well as the overall
                      performance of the group. The pool is then allocated to
                      individual employees based on their individual
                      performance. There is no fixed formula for determining
                      these amounts, nor is anyone's compensation directly tied
                      to the investment performance or asset value of a product
                      or strategy. The same process is followed in determining
                      equity allocations.

                      CONFLICTS OF INTEREST

                      When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.
                      SSgA FM has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.
                      Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

                      TCW INVESTMENT MANAGEMENT COMPANY

                      COMPENSATION

                      Portfolio managers are generally compensated through a combination of base salary and fee sharing based compensation ("fee sharing"). Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of the Adviser and its affiliates (collectively, "TCW") and is paid quarterly.

                      In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

                      Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

                      Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which
                      is tied to the performance of the account relative to a
                      benchmark or (b) a percentage of the net gains of the
                      account over a threshold gain tied to a benchmark. For
                      these accounts, the portfolio managers' fee sharing
                      compensation will apply to such
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                      performance fees. The fee sharing percentage in the case
                      of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund; however,
                      in the case of certain alternative investment products
                      managed by a portfolio manager, the fee sharing percentage may be higher.

                      Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW's parent, Societe Generale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers.
                      Some portfolio managers are stockholders of the parent company of the Adviser as well.

                      CONFLICTS

                      Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

CITISTREET LARGE      CITIGROUP ASSET MANAGEMENT (CITIGROUP ASSET MANAGEMENT
COMPANY STOCK FUND    INCLUDES BOTH SMITH BARNEY FUND MANAGEMENT AND SALOMON
                      BROTHERS ASSET MANAGEMENT INC., AND ITS COMPENSATION AND
                      CONFLICTS OF INTEREST POLICIES APPLY TO THE PORTFOLIO
                      MANAGERS OF SMITH BARNEY FUND MANAGEMENT AND SALOMON
                      BROTHERS ASSET MANAGEMENT INC. WHO ARE LISTED IN THIS
                      STATEMENT OF ADDITIONAL INFORMATION.)

                      PORTFOLIO MANAGER COMPENSATION

                      Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

                      CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

                      The investment team's incentive pool is then adjusted to
                      reflect the team's investment performance against the
                      applicable product benchmark (e.g., a securities index)
                      and its ranking among a "peer group" of non-CAM investment managers. Longer-term
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                      performance will be more heavily weighted than
                      shorter-term performance in the calculation of the
                      performance adjustment factor. The incentive pool for a
                      team may also be adjusted to reflect other factors (e.g.,
                      severance pay to departing members of the team, and
                      discretionary allocations by the applicable CAM chief
                      investment officer from one investment team to another).
                      The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on
                      the recommendations of the team leader, to the other
                      members of the team.

                      Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

                      POTENTIAL CONFLICTS OF INTEREST

                      Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above.

                      The investment adviser and the fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

                      Potential conflicts include:

                      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

                      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

                      Pursuit of Differing Strategies. At times, a portfolio
                      manager may determine that an investment opportunity may
                      be appropriate for only some of the funds and/or accounts
                      for which he or she exercises investment responsibility,
                      or may decide that certain of the funds and/or accounts
                      should take differing positions with respect to a
                      particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or
                      accounts which may affect the market price of the security or the execution of the transaction, or both, to the
                      detriment or benefit of one or more other funds and/or
                      accounts.
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                      Selection of Brokers/Dealers. Portfolio managers may be
                      able to select or influence the selection of the brokers
                      and dealers that are used to execute securities
                      transactions for the funds and/or account that they
                      supervise. In addition to executing trades, some brokers
                      and dealers provide portfolio managers with brokerage and
                      research services (as those terms are defined in Section
                      28(e) of the Securities Exchange Act of 1934), which may
                      result in the payment of higher brokerage fees than might
                      have otherwise be available. These services may be more
                      beneficial to certain funds or accounts than to others.
                      Although the payment of brokerage commissions is subject
                      to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services
                      provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield
                      disproportionate costs and benefits among the funds and/or accounts that he or she manages.

                      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts
                      (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

                      Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

                      SSGA FUNDS MANAGEMENT, INC.

                      COMPENSATION

                      The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity).
                      The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

                      CONFLICTS OF INTEREST
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                      When a portfolio manager has responsibility for managing
                      more than one account, potential conflicts of interest may arise. Those conflicts could include preferential
                      treatment of one account over others in terms of
                      allocation of resources or of investment opportunities.
                      SSgA FM has adopted policies and procedures designed to
                      address these potential material conflicts. For instance,
                      portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline,
                      and do not, absent special circumstances, differentiate
                      among the various accounts when allocating resources.
                      Additionally, SSgA FM and its advisory affiliates utilize
                      a system for allocating investment opportunities among
                      portfolios that is designed to provide a fair and
                      equitable allocation.

                      WELLINGTON MANAGEMENT COMPANY, LLP

                      COMPENSATION

                      The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Advisor Agreement between Wellington Management and CitiStreet Funds, Inc. on behalf of the Fund.
                      Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended December
                      31, 2004.

                      Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington
                      Management's compensation of its investment professionals primarily responsible for the day-to-day management of the Fund includes a base salary and incentive components. The investment professionals are eligible to receive incentive payments based on the revenues earned by Wellington
                      Management from the Fund and generally each other portfolio managed by those investment professionals.
                      Incentive payments relating to Fund are linked to the gross pre-tax performance of the Fund compared to the Russell 1000 Value Index over one and three year periods, with an emphasis on three year results. Analysts' incentive payments are additionally linked to the results of their individual stock selections versus individual benchmarks corresponding to their industry assignments, also over one and three year periods. Wellington
                      Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these investment professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an investment professional can, and typically does, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.

                      These investment professionals may also be eligible for bonus payments based on their overall contributions to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington
                      Management is also eligible to participate in a partner-funded retirement plan.

                      CONFLICTS

                      Individual investment professionals manage multiple
                      portfolios for multiple clients. These accounts may
                      include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance
                      companies, foundations), bank common trust accounts, and
                      hedge funds. The Fund is "analyst-managed" which means
                      that security
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                      selection within the Fund is performed by a team of
                      approximately 40 global industry analysts ("analysts"),
                      each of whom focuses on a specified industry or industries within the market and selects securities within their
                      specific industry assignment. The Portfolio Coordinator
                      listed in the prospectus, who is primarily responsible for the day-to-day management of the Fund ("Portfolio
                      Coordinator"), is responsible for ensuring that the
                      overall portfolio meets the guidelines established for the
                      Fund and that accounts within a specified approach are
                      managed in a substantially similar manner. The Fund's
                      Portfolio Coordinator and the analysts (collectively,
                      "investment professionals") generally manage portfolios in several different investment styles. These portfolios may
                      have investment objectives, strategies and risk profiles
                      that differ from those of the Fund. These investment
                      professionals make investment decisions for each portfolio based on the investment objectives, policies, practices,
                      benchmarks, cash flows, tax and other relevant investment
                      considerations applicable to that portfolio. Consequently, the Portfolio Coordinator may purchase or sell securities, including IPOs, for one portfolio and not another
                      portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities
                      purchased for other portfolios. An investment professional at Wellington Management may place transactions on behalf
                      of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or
                      make investment decisions that are similar to those made
                      for the Fund, both of which have the potential to
                      adversely impact the Fund depending on market conditions.
                      For example, an investment professional may purchase a
                      security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of
                      these portfolios have fee structures, including
                      performance fees, that are or have the potential to be
                      higher, in some cases significantly higher, than the fees
                      paid by the Fund to Wellington Management. Because
                      incentive payments are tied to revenues earned by
                      Wellington Management and, where noted, to the performance achieved in each account, the incentives associated with
                      any given portfolio may be significantly higher or lower
                      than those associated with other accounts managed by a
                      given investment professional.

                      Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.
                      Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the investment professionals. Although
                      Wellington Management does not track the time an investment professional spends on a single portfolio, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage his or her various responsibilities.

CITISTREET            CITIGROUP ASSET MANAGEMENT (CITIGROUP ASSET MANAGEMENT
DIVERSIFIED BOND      INCLUDES BOTH SMITH BARNEY FUND MANAGEMENT AND SALOMON
FUND                  BROTHERS ASSET MANAGEMENT INC., AND ITS COMPENSATION AND
                      CONFLICTS OF INTEREST POLICIES APPLY TO THE PORTFOLIO
                      MANAGERS OF SMITH BARNEY FUND MANAGEMENT AND SALOMON
                      BROTHERS ASSET MANAGEMENT INC. WHO ARE LISTED IN THIS
                      STATEMENT OF ADDITIONAL INFORMATION.)

                      PORTFOLIO MANAGER COMPENSATION

                      Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                      salary is typically determined based on market factors and the skill and experience of individual investment personnel.

                      CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

                      The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors
                      (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another).
                      The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

                      Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

                      POTENTIAL CONFLICTS OF INTEREST

                      Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above. The investment adviser and the fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs.
                      For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

                      Potential conflicts include:

                      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                      be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

                      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

                      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

                      Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section
                      28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others.
                      Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

                      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts
                      (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

                      Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

                      SSGA FUNDS MANAGEMENT, INC.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                      COMPENSATION

                      The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity).
                      The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

                      CONFLICTS OF INTEREST

                      When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.
                      SSgA FM has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.
                      Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

                      WESTERN ASSET MANAGEMENT COMPANY

                      COMPENSATION

                      Western's system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

                      Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

                      In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts
                      (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western, management or supervisory responsibilities, contributions to developing business strategy, and overall contributions to Western's business.

                      Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                      based upon the factors described above and include Legg
                      Mason stock options and long-term incentives that vest over a set period of time past the award date.

                      CONFLICTS OF INTEREST

                      In the case of trades involving only one or two accounts, the allocations are documented by the portfolio manager and the trade ticket is forwarded immediately to the trading assistant for review and distribution.

                      Otherwise, Western executes trades on a block basis whenever possible in order to minimize execution costs and obtain best execution for all clients involved. All eligible clients that can participate in such trades share the same price to ensure that no conflict of interest occurs.

                      Allocations are generally processed through the Charles
                      River Compliance Master system for verification that the allocation will not violate any compliance restrictions for those accounts participating in the trade.

                      Western's allocation procedures are designed to ensure that all clients are treated fairly and equitably.

                      As a fixed-income manager, Western rarely participates in new issue securities, but when such an opportunity arises, the allocation methods are the same as those detailed above.


PORTFOLIO MANAGER SECURITIES OWNERSHIP

As of December 31, 2004, none of the Portfolio Managers own any investment in the Funds. The Funds are available only through certain variable contracts and qualified plans.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

CitiStreet Equities LLC, 400 Atrium Drive, Somerset, NJ 08873-4172, serves as principal underwriter of the shares of the Company.

The Company has adopted a distribution and shareholder servicing plan for the R Shares (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the R Shares of each Fund may pay CitiStreet Equities LLC a fee at an annual rate of up to 0.25% of the average daily net assets of the R Shares of the Fund. The Plan authorizes each Fund to make payments to CitiStreet Equities LLC for remittance to retirement plan services providers, brokers and other financial intermediaries, as compensation for distribution and shareholder services performed by such entities. The chart below shows, for the year ended December 31, 2004, the amounts received by CitiStreet Equities LLC under the Plan. All of the payments reimburse CitiStreet Equities LLC or its affiliates for distribution and administrative services provided with respect to the R Shares.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


CitiStreet International Stock Fund   $19,300
CitiStreet Small Company Stock Fund   $14,897
CitiStreet Large Company Stock Fund   $33,316
CitiStreet Diversified Bond Fund      $44,951


OTHER SERVICE PROVIDERS


State Street Bank & Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the custodian of the assets and is also the accounting services agent for the Funds of the Company. In that capacity various personnel at State Street provide custodial and accounting services to, and keeps the accounts and records of, the Company. During 2003 and 2004, the Company paid State Street $927,016 and $1,391,755 respectively, as custodian and accounting services agent. State Street also assists the Manager in providing certain administrative services for the Company. For this assistance, the Manager (not the Company) paid State Street $203,127 in 2003 and $357,381 in 2004. For the year 2002 and part of 2003, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 served as the custodian and accounting services agent for the Funds, and the Company paid $1,144,358 and $392,778, respectively, to Investors Bank & Trust Company as custodian and accounting services agent. Investors Bank & Trust Company also assisted the Manager in providing certain administrative services for the Company. For this assistance, the Manager (not the Company) paid Investors Bank & Trust Company a fee of $330,978 in 2002 and $126,361 in 2003.



Boston Financial Data Services, Inc. ("BFDS"), 2 Heritage Drive, North Quincy, MA 02171, serves as transfer agent and dividend disbursing agent for the Company. During 2003 and 2004, the Company paid BFDS $70,051 and $108,763 respectively, as transfer agent and dividend disbursing agent. Prior to June 2003, the Manager served as transfer agent and dividend disbursing agent for the Company, and the Manager did not receive any separate fee for that service.



CitiStreet Funds Management LLC (the "Manager") receives an administrative services fee at an annual rate of up to 0.10% of net assets attributable to R Shares for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the R Shares. For administrative services, the Company paid the Manager $44,985 in 2004, $6,048 in 2003 and $0 in 2002.


KPMG LLP, 99 High Street, Boston, MA 02110-2371, serves as the Company's independent auditors, providing audit services.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


CRA RogersCasey, Inc., 1 Parklands Drive, Darien, CT 06820, assists the Manager in monitoring the performance of the subadvisers and comparing that performance to that of other investment managers. For this assistance, the Manager (not the Company) paid CRA RogersCasey, Inc. a fee of approximately $200,000 in 2002, $207,703 in 2003 and $ 220,866 in 2004.


CODES OF ETHICS

The Company, the Manager, and the subadvisers have each adopted codes of ethics, as required by Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics do not prohibit personnel subject to the codes from trading for their personal accounts, but do impose certain restrictions on such trading.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted policies and procedures governing the disclosure of the securities holdings of the Funds. The policies and procedures are included as Appendix A to this SAI.

PROXY VOTING

The Company has adopted proxy voting policies and procedures, which are included in Appendix B to this SAI. The Company has delegated proxy voting responsibilities to the Manager. Because the Manager views proxy voting as a function that is integral to Portfolio management, it has in turn delegated the proxy voting responsibility to the applicable subadviser. The primary focus of the Company's proxy voting program, therefore, is to ensure that the subadvisers have adequate proxy voting policies and procedures in place and to monitor each subadviser's proxy voting. A copy of each subadviser's current proxy voting policies and procedures (or summary thereof) is included in Appendix A.

Information regarding how the Company voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling CitiStreet Funds at 1-800-242-7884 and on the SEC's website at http://www.sec.gov.

                             PORTFOLIO TRANSACTIONS

A subadviser may employ an affiliated broker to execute brokerage transactions on behalf of the Fund as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

purchased or sold on a securities exchange during a comparable period of time. The Funds may not engage in any transaction in which a subadviser or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.


Each Fund's subadviser is responsible for the selection of brokers and dealers to effect that Fund's transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers who will receive a commission paid by the Fund. Fixed income securities, on the other hand, will not normally involve any brokerage commissions. The securities are generally traded on a "net" basis with the dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.


In purchasing and selling a Fund's portfolio securities, it is the subadvisers' policy to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the subadviser will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the subadviser or the Fund.

Notwithstanding the above, under certain conditions, the Funds are authorized to pay higher brokerage commissions (or, in the case of riskless principal transactions, higher transaction costs) in return for brokerage and research services. The subadvisers may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission or price for executing a transaction that is in excess of the commission or price another broker would have received for executing the transaction if it is determined that such commission or price is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties, but are provided to the subadviser or through broker-dealers.


The subadvisers may receive a wide range of research services, including information on securities markets, the economy, individual companies, statistical information, accounting and

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each subadviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

In allocating brokerage for the Funds, the subadvisers may annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

The subadvisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, net prices and commissions are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the subadvisers receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the subadvisers, in serving the Funds, as well as to their other clients.

A subadviser may employ an affiliated broker to execute brokerage transactions on behalf of the Fund as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Funds may not engage in any transaction in which a subadviser or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.

On occasion, an investment opportunity may be appropriate for more than one entity for which a subadviser serves as investment manager or adviser. On those occasions, one entity will not be favored over another and allocations of investments among them will be made in an impartial

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

manner believed to be equitable to each entity involved. The allocations will be based on each entities investment objectives and its current cash and investment positions.

The Manager may enter into certain commission recapture arrangements with broker-dealers. Under these arrangements, the broker-dealer agrees to return a portion of the brokerage commission for the benefit of the fund, either in the form of a cash refund or by payment of a fund expense such as custodial expenses. Subadvisers will execute trades under such arrangements only when it is consistent with the policy to seek best execution.

The following charts provide the aggregate amount of brokerage commissions paid by each Fund during the last three years.

                            INTERNATIONAL STOCK FUND


Year   Total Commissions
----   -----------------
2002        $482,339
2003        $443,703
2004        $504,342



In 2001, the Fund paid commissions of $18,097 to State Street Global Markets, LLC, an affiliate of the Manager. In 2001, the Fund paid commissions of $12,366 to Salomon Smith Barney Inc., an affiliate of the Manager. In 2002, the Fund paid commissions of $5,250 to State Street Global Markets, LLC, an affiliate of the Manager. In 2003, the Fund paid commissions of $2,890 to State Street Global Markets, LLC, an affiliate of the Manager. In 2004, the Fund paid commissions of $741 to Citigroup Global Markets, an affiliate of the Manager. For 2004, the Fund paid 0.15% of its aggregate brokerage commission to that broker, and 0.21% of the Fund's aggregate dollar amount of transactions involving payment of commissions were effected through that broker.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                            SMALL COMPANY STOCK FUND


Year   Total Commissions
----   -----------------
2002       $  489,834
2003       $1,276,256
2004       $1,028,449



In 2001, the Fund paid commissions of $187,406 to State Street Global Markets, LLC, an affiliate of the Manager. In 2002, the Fund paid commissions of $51.00 to State Street Global Markets, LLC, an affiliate of the Manager. In 2003, the Fund paid no commissions to affiliated brokers. In 2004, the Fund paid no commissions to affiliated brokers.


                            LARGE COMPANY STOCK FUND


Year   Total Commissions
----   -----------------
2002        $719,404
2003        $468,736
2004        $643,640



In 2001, the Fund paid commissions of $21,838 to Salomon Smith Barney Inc., an affiliate of the Manager. In 2001, the Fund paid commissions of $222 to State Street Global Markets, LLC, an affiliate of the Manager. In 2002, the Fund paid commissions of $126,481 to State Street Global Markets, LLC, an affiliate of the Manager. Also, in 2002, the Fund paid commissions of $22,699 to Salomon Smith Barney Inc., an affiliate of the Manager. In 2003, the Fund paid commissions of $311 to State Street Global Markets, LLC, an affiliate of the Manager. Also in 2003, the Fund paid commissions of $7,007 to Citigroup Global Markets, an affiliate of the Manager. In 2004, the Fund paid commissions of $11,507 and $209 to Citigroup Global Markets and State Street Brokerage Services, respectively both affiliates of the Manager. For 2004, the Fund paid 1.79% and 0.04% of its aggregate brokerage commission to Citigroup Global Markets and State Street Brokerage Services, respectively, and 2.84% and 0.05% of the Fund's aggregate dollar amount of transactions involving payment of commissions were effected through those respective brokers.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------




                              DIVERSIFIED BOND FUND



Year   Total Commissions
----   -----------------
2002        $44,895
2003        $24,045
2004        $17,376



In 2002 and 2003, the Fund paid no commissions to affiliated brokers. In 2004, the Fund paid no commissions to affiliated brokers.


The annual portfolio turnover rates for the International Stock Fund, the Small Company Stock Fund and the Large Company Stock Fund are expected to be less than 100%. The annual portfolio turnover rate for the Diversified Bond Fund is expected to be more than 100%. For a listing of last year's portfolio turnover rates for all of the Funds, see FINANCIAL HIGHLIGHTS in the prospectus.

                            NET ASSET VALUE OF SHARES

The Company sells and redeems shares of each Fund at its net asset value next determined after receipt of the purchase or redemption order. There is no sales charge or sales load on the purchase or redemption of shares.

The net asset value of the shares of each Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. New York City time. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of each Fund is computed by adding the sum of the value of the securities held by that Fund plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Fund at such time. Expenses, including the investment management fee, are accrued daily.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Equity securities for which the primary market is on an exchange are generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. For some foreign securities, the exchange provides an official closing price, and in those cases the Funds generally use that price. NASDAQ National Market System equity securities are valued at the official closing price (NOCP) or, if there was no NOCP on such day, at last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are generally valued at the at the last sale price.

Debt obligations (other than certain securities with remaining maturities of less than 60 days) are valued utilizing independent pricing services to determine valuations for normal institutional size trading units of securities. The pricing services consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities. Short-term debt obligations with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. This means that each obligation will be valued initially at its purchase price (or its market value as of the 60th day prior to maturity) and thereafter by amortizing any discount or premium uniformly to maturity, unless this method does not represent fair market value. In such cases, the security will be valued at its fair value as determined under the procedures established by and under general supervision of the Board of Directors of the Company.

Options traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchanges (which is currently 4:10 p.m. New York City time). Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges (which is currently 4:15 p.m. New York City time). Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank, dealer, or pricing service. Forward contracts are valued at the current cost of covering or offsetting such contracts. Securities or assets for which market quotations are not readily available will be valued at fair value as determined under procedures established by and under the direction of the Board of Directors of the Company.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are generally determined as of such times for purposes of computing a Fund's net asset value. Foreign currency exchange rates are also

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

generally determined prior to the close of the NYSE. If, however, a significant event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined under procedures established by and under the general supervision of the Company's Board of Directors.

                                      TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). Under the relevant provisions, the Funds are not subject to federal income tax on the part of their net ordinary income and net realized capital gains that they distribute. They intend to distribute as dividends substantially all their net investment income, if any. They also declare and distribute annually all their net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds. If the Fund does not qualify under Subchapter M, it will be subject to federal income tax.

Section 817(h) of the Internal Revenue Code requires that assets underlying variable life insurance and variable annuity contracts must meet certain diversification requirements if the contracts are to qualify as life insurance and annuity contracts. The diversification requirements ordinarily must be met within 1 year after contract owner funds are first allocated to the particular Fund, and within 30 days after the end of each calendar quarter thereafter. In order to meet the diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h), each Fund must meet one of two alternative tests. Under the first test, no more than 55% of the Fund's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% of the assets can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the Fund must meet the tax law diversification requirements for a regulated investment company and no more than 55% of the value of the Fund's assets can be invested in cash, cash items, government securities, and securities of other regulated investments.

For purposes of determining whether a variable account is adequately diversified, each United States government agency or instrumentality is treated as a separate issuer for purposes of determining whether a Fund is adequately diversified. The Company's compliance with the diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States government agency or instrumentality.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The International Stock Fund may be required to pay withholding or other taxes to foreign governments. If so, the taxes will reduce the Fund's dividends. Foreign tax withholding from dividends and interest (if any) is typically set at a rate between 10% and 15% if there is a treaty with the foreign government which addresses this issue. If no such treaty exists, the foreign tax withholding would be 30%. While contract owners will thus bear the cost of foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                               OWNERSHIP OF SHARES


As of December 31, 2004, various Travelers separate accounts were the holders of record of approximately 73.77% of the outstanding I Shares and the Smith Barney Corporate Trust Company, FBO Copeland Retirement Trust Account was the holder of record of approximately 26.23% of I Shares and 100% of R Shares. The address for Travelers and its separate accounts is One Tower Square, Hartford, CT 06183. The address for the Smith Barney Corporate Trust Company is 400 Atrium Drive, Somerset, NJ 08873-4172.


                              FINANCIAL STATEMENTS

The Company's financial statements and financial highlights for the fiscal year ended December 31, 2004, and report of the independent accountants in the Company's Annual Report are incorporated herein by reference.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                   APPENDIX A


                             CitiStreet Funds, Inc.

                   Policy on Disclosure of Portfolio Holdings


CitiStreet Funds, Inc., a series fund with four portfolios (each a "Fund"), serves as an investment option under certain variable contracts issued by Travelers Insurance Company and affiliates ("Travelers") and certain qualified plans recordkept by CitiStreet LLC and affiliates ("CitiStreet"). This document sets forth the policy of CitiStreet Funds, Inc. regarding the disclosure of the portfolio holdings of the Funds.

I.      Public Disclosure

        A. Shareholder Reports. The Funds publicly disclose their portfolio holdings twice a year in the annual and semi-annual report to shareholders. These reports must be mailed within 60 days after the end of the reporting period. These reports are filed with the SEC.

        B. Form N-Q. The Funds are required to file their complete portfolio holdings on Form N-Q as of the close of the first and third quarters of each year. The reports must be filed with the SEC not later than 60 days after the close of the quarter.

        C. Morningstar. State Street Bank and Trust Company ("State Street") sends to Morningstar a list of each Fund's portfolio holdings as of the end of each quarter. (Portfolio holdings are disclosed for each Fund as a whole and are not disclosed on a subadviser-by-subadviser basis.) State Street sends the report to Morningstar not earlier than 60 days after the end of the quarter.

II.     No Selective Disclosure

        A. The policy of CitiStreet Funds, Inc. is that portfolio holdings information should not be selectively disclosed in circumstances where the information may be used to the detriment of the Funds or to advantage one investor over others.

        B. No person may disclose portfolio holdings of a Fund except as set forth in this Policy. In particular, no disclosure shall be made of non-public portfolio holdings information to variable contract owners, qualified plans or qualified plan participants. In addition, no person may trade in the Funds or other securities based on non-public information regarding the portfolio holdings of the Funds. These prohibitions apply to the Funds, CitiStreet Funds Management LLC (the "Manager"), the subadvisers to the Funds, State Street, CRA RogersCasey, counsel to the Funds, any other service provider to the Funds, and any officer, director, employee or agent of any of the foregoing.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



III.    Permitted Disclosure

        A. Portfolio holdings information in the shareholder reports and other reports filed with the SEC may be disclosed.

        B. Portfolio holdings information may be shared internally within the group of service providers to the Funds. Therefore, a person associated with the Funds or one of the service providers may share portfolio holdings information with other persons associated with that service provider or another service provider in connection with their duties related to the Funds. As noted in II(B) above, those persons have an obligation to maintain the confidentiality of the non-public information, including the obligation not to trade on that information.

        C. Portfolio holdings information may be shared with service bureaus that provide analytic services for the internal use of a Fund service provider (such as a subadviser) provided there are controls in place to ensure that the service bureau maintains the confidentiality of the non-public information, including the obligation not to trade on that information.

        D. Portfolio holdings information may be shared with an adviser and its personnel who are being considered as a subadviser to a Fund, or who have been selected as subadviser to a Fund, provided the adviser agrees to maintain the confidentiality of that non-public information, including the obligation not to trade on that information.

        E. Portfolio holdings information may be shared with a company and its personnel who are being considered as a service provider to the Fund, or who have been selected as service provider to a Fund, provided the service provider agrees to maintain the confidentiality of that non-public information, including the obligation not to trade on that information.

        F. Portfolio holdings information may be disclosed to broker-dealers and other market participants in the normal course of portfolio trading. Any such disclosure shall be limited to disclosure of the portions of the Fund holdings relevant to the trading activity.

        G. Disclosure of portfolio holdings in other circumstances may be permitted based on the written approval of the Chief Compliance Officer ("CCO") of CitiStreet Funds, Inc. Any such approval shall be subject to the obligation to maintain the confidentiality of the non-public information, including the obligation not to trade on that information.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


IV.     Annual Review

        A. The CCO of CitiStreet Funds, Inc. shall review this policy on an annual basis in connection with her or her annual review of compliance policies and procedures. In connection with that review, the CCO shall inform the Board of any disclosures permitted under the CCO's discretionary authority, as provided above.


May 2005

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



                         Current Disclosure Arrangements
                     (Other than those Specified in Policy)


Service Bureaus (C)
-------------------
     o Vestrek
     o Factset
     o Institutional Shareholder Services
     o Plexus
     o Brown Brothers Harriman

Subadviser Candidates (D)
-------------------------
     o None


Service Provider Candidates (E)
-------------------------------
     o None


Disclosure Permitted by CCO (G)
-------------------------------
     o None

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                   APPENDIX B

                             CITISTREET FUNDS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

I.   Corporation's Policy Statement

     CitiStreet Funds, Inc. (the "Corporation") is firmly committed to ensuring that proxies relating to the portfolio securities held by each of its funds (the "Funds") are voted in the best interests of investors in the Fund. The following procedures have been established to implement the Corporation's proxy voting program.

II.  Corporation's Proxy Voting Program

     CitiStreet Funds Management LLC (the "Manager") serves as the investment manager of the Funds. The Manager is responsible for the selection and ongoing monitoring of investment subadvisers (the "Subadvisers") who provide the day-to-day portfolio management for the Funds. The Corporation has delegated proxy voting responsibility to the Manager. Because the Manager views proxy voting as a function that is integral to portfolio management, it has in turn delegated the proxy voting responsibility to the applicable Subadviser. The primary focus of the Corporation's proxy voting program, therefore, is to seek to ensure that the Subadvisers have adequate proxy voting policies and procedures in place and to monitor each Subadviser's proxy voting. These policies and procedures may be amended from time to time.

III. The Manager's Due Diligence and Compliance Program

     As part of its ongoing due diligence and compliance responsibilities, the Manager will seek to ensure that each Subadviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. The Manager will review each Subadviser's proxy voting guidelines in connection with the initial selection of the Subadviser and on at least an annual basis thereafter.

IV.  Subadviser's Proxy Voting Policies and Procedures

     Each Subadviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

     A. Written Policies and Procedures: The Subadviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Corporation and the Manager, upon request, copies of such policies and procedures.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     B. Fiduciary Duty: The Subadviser's policies and procedures must be reasonably designed to ensure that the Subadviser votes client securities in the best interest of its clients.

     C. Conflicts of Interest: The Subadviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Subadviser (including its affiliates) and its clients before voting client proxies.

     D. Voting Guidelines: The Subadviser's policies and procedures must address with reasonable specificity how the Subadviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, for example, corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

     E. Monitoring Proxy Voting: The Subadviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

     F. Record Retention and Inspection: The Subadviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Subadviser must provide to the Corporation and the Manager such information and records with respect to proxies relating to the Corporation's portfolio securities as required by law as the Corporation or the Manager may reasonably request.

V. Disclosure of the Corporation's Proxy Voting Policies and Procedures and Voting Record

     The Manager, on behalf of the Corporation, will take reasonable steps as necessary to seek to ensure that the Corporation complies with all applicable laws and regulations relating to disclosure of the Corporation's proxy voting policies and procedures and its proxy voting record. The Manager (or, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Subadvisers with respect to the Corporation's portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to the Corporation's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.  Reports to the Corporation's Board of Directors

     The Manager will periodically (but no less frequently than annually) report to the Board of Directors about the Corporation's proxy voting program, and will provide information with respect to the proxy voting record of the Subadvisers regarding the Funds' portfolio securities and any other information requested by the Board of Directors.

Approved February 11, 2004

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                    OCTOBER 2004

                        ALLIANCE CAPITAL MANAGEMENT L.P.

              STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

CORPORATE GOVERNANCE: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

PROXIES OF CERTAIN NON-US ISSUERS

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

ALLIANCE CAPITAL MANAGEMENT L.P.

PROXY VOTING MANUAL

I.    INTRODUCTION

As an investment adviser that exercises proxy voting authority over client securities, Alliance Capital has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in our clients' best interests. To meet this obligation, we have adopted a Statement of Policies and Procedures for Proxy Voting (the "Proxy Voting Policy and Procedures"), which is a concise statement of our policies and procedures with respect to proxy voting.

This manual is consistent with that Statement of Policies and Procedures. It is applicable to Alliance Capital Management L.P., including its Bernstein Investment Research and Management unit, and Alliance Capital's investment management subsidiaries (collectively "Alliance Capital" "we" or "us"). It is applicable to voting the proxies of both U.S. and non-U.S. issuers. This manual is intended for use by those involved in the proxy voting decision making process and those responsible for the administration of proxy voting ("Proxy Voting Administrators") in order to ensure that the Statement of Policies and Procedure is implemented consistently. Attached as Exhibit A are Proxy Voting Guidelines designed to assist these individuals. These guidelines are intended to be responsive to the wide range of subjects that may have a significant effect on the value of the securities held in our clients' accounts.

This manual shall be used by both of Alliance Capital's two investment groups - the growth group and the value group (the growth group is hereinafter referred to as "Alliance", the value group as "Bernstein"). Each group has established its own proxy voting committee. While the policies contained in the Statement of Policies and Procedures are consistent across both investment groups, the administration of proxy voting for the two groups remains separate. Different investment philosophies may result in different conclusions being drawn regarding certain proposals and in turn may result in the two groups voting differently on the same proposal. Nevertheless, both Alliance and Bernstein always vote proxies with the goal of increasing the value of the securities in their client portfolios.

II.   PROXY VOTING COMMITTEES

A.    ALLIANCE COMMITTEE

The Alliance Proxy Voting Committee (the "Alliance Committee") consists of senior investment professionals and a member of the Legal and Compliance Department. It is the responsibility of the Alliance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines and to consider changes in policy. The Alliance Committee will review the Proxy Voting Policy and Procedures and this manual no less than annually. In addition, the Alliance Committee meets as necessary to address special situations. The Alliance Committee may consult the portfolio managers in whose managed

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

accounts the stock is held, research analysts, clients, corporate managements, interest groups, and consultants in researching proxy issues.

B.    BERNSTEIN COMMITTEE

The Bernstein Proxy Voting Committee (the "Bernstein Committee") consists of senior Bernstein investment professionals and a member of the Legal and Compliance Department. It is the responsibility of the Bernstein Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy and to determine how Bernstein should vote on proxy issues. The Bernstein Committee will review the Proxy Voting Policy and Procedures and this manual no less than annually. The Bernstein Committee may consult with Bernstein Investment Policy Group members, research analysts, clients, corporate managements, interest groups, and consultants in researching proxy issues.

III.  CONFLICTS OF INTERESTS

A.    INTRODUCTION

As a fiduciary we owe our clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us and insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics, as well as a Policy Statement on Ethics to meet these obligations. As part of this duty and as expressed throughout the Code and Statement on Ethics, Alliance Capital places the interests of our clients first and attempts to avoid any actual or potential conflicts of interests.

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interest and not the product of conflict.

B.    ADHERENCE TO STATED PROXY VOTING POLICIES

Generally, all votes are cast in accordance with this policy.(1) In situations where our policy is case-by-case, this manual often provides criteria that will guide our decision. In situations where

-----------------------

(1) From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, Alliance Capital reserves the right to depart from those policies if we believe it to be in the client's best interests.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the appropriate proxy committee or his/her designee will make the voting decision in accordance with the basic principal of our policy to vote proxies with the intention of increasing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on ISS's voting platform, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented by the proxy committees and, on an annual basis, the Legal and Compliance Department (for Alliance) and the Client Reporting Department (for Bernstein) will request a report from our proxy voting agent, Institutional Shareholder Services ("ISS"), of all such votes. The report will be delivered to the appropriate proxy committee.

C.    DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Proxy Committees or investment professionals involved in the decision-making process must disclose any potential conflict (including personal relationships) that they are aware of to the chairman of the appropriate proxy committee as well as any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict should be reported on a Proxy Voting Conflict of Interest Form. If the Chairman of the Proxy Committee has a conflict of interest, he or she must also recuse themselves from the decision making process.

D.    CONFIDENTIAL VOTING

It is Alliance Capital's policy to support confidential voting. Accordingly, our votes are confidential and should not be disclosed by any Alliance employee to any outside party except to clients for whom we vote. Pursuant to this policy, Proxy Voting Administrators are prohibited from revealing how we intend to vote or how we have voted on any proposal except to (i) members of the proxy committees; (ii) portfolio managers that hold the security in their managed accounts; and (iii) the research analyst(s) that covers the security. Members of the proxy committees, portfolio managers and research analysts are prohibited from disclosing our intended vote or how we have voted to anyone. However, upon a request from a client, the proxy committee or the Proxy Voting Administrators may disclose our vote to a client (or the client's portfolio or administrative contact within the firm) that holds the security in their account. Also, subject to the approval of the appropriate proxy committee, we may from time to time participate in surveys conducted by shareholder groups or consultants.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the proxy committee may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer's agent, or a shareholder group sponsoring a proposal must be reported to the chairman of the appropriate

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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

proxy committee. Routine administrative inquiries (e.g. whether we received proxy materials) need not be reported.

E.    POTENTIAL CONFLICTS LIST

No less than annually, a list of companies whose proxy may pose a potential conflict of interests is complied by the Legal and Compliance Department (the "Potential Conflicts List") which includes companies and organizations that may have an interest in a proxy voting decision. This list includes:

      - Publicly Traded Clients from the Russell 3000 and the Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) + Canada Index

      -     Publicly traded companies that distribute Alliance mutual funds

      - Bernstein Private clients(2) who are directors, officers or 10% shareholders of publicly traded companies

      -     Companies whose retirement plans we administer

      - Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

      -     Publicly traded affiliated companies

      - Companies where an employee of Alliance or AXA Financial (Alliance's parent company) has identified an interest

      -     Any other conflict that the proxy committee becomes aware of.(3)

Alliance's votes for all meetings on the Potential Conflicts List will be documented, going through the tests set forth in Section G using a PROXY VOTING CONFLICT OF INTEREST FORM (A COPY OF WHICH IS ATTACHED HERETO).

F.    REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

Because under certain circumstances Alliance Capital considers the recommendation of Institutional Shareholder Services, the proxy committees will take reasonable steps to verify that ISS is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the ISS's conflict management procedures on an annual basis. When reviewing these conflict management procedures, Alliance will consider, among other things, whether ISS
(i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

G.    REVIEW OF PROPOSED VOTES

-----------------------------

(2) Only private clients whose account exceeds a specified threshold, as determined by the proxy committees, will be included on the Potential Conflicts List.

(3) The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown client

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

When we encounter a potential conflict we review our proposed vote using the following analysis to ensure that our voting decision is consistent with our clients' best interests.

      1. If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

      2. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to our client's position, no further review is necessary.

      3. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with our client's recommendation, and is also consistent with the views of ISS, no further review is necessary.

      4. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent our client's recommendation and is contrary to the views of ISS, the vote will be presented to the Independent Mutual Fund Compliance Officer (ICO). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine whether the proposed vote is not reasonable, he may instruct Alliance to refer the votes back to the clients or take other actions as he deems appropriate.

IV.   RESEARCH SERVICES

Alliance Capital subscribes to the corporate governance and proxy research services of ISS. All of our investment professionals have access to these resources via the Alliance Capital intranet.

V.    CLIENT REPORTING

Many Alliance Capital clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to:

      Mark R. Manley
      Senior Vice President, Deputy General Counsel & Chief Compliance Officer Alliance Capital Management L.P.
      1345 Avenue of the Americas
      New York, NY 10105

VI.   RULE 204-2 RECORDKEEPING

Pursuant to Rule 204-2, all of the records referenced below will be kept in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Alliance Capital.

A.    PROXY VOTING POLICIES AND PROCEDURES

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

The Statement of Policies and Procedures shall be maintained in the Legal and Compliance Department and posted on our public internet site. Each location where proxy voting administration takes place shall maintain a copy of this manual.

B.    PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For U.S. Securities,(4) Alliance Capital relies on the Securities and Exchange Commission's EDGAR system to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S., Securities, we shall rely on ISS, our proxy voting agent, to retain such proxy statements.

C.    RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by Alliance Capital are retained electronically by our proxy voting agent, ISS.

D.    RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how Alliance Capital voted their proxies shall be retained in the Legal and Compliance Department. Responses to written and oral requests for information on how we voted their proxies will be kept in the Legal and Compliance Department (for Alliance clients) and the Client Reporting Department (for Bernstein clients).

E.    DOCUMENTS PREPARED BY THE ADVISER MATERIAL TO VOTING DECISIONS

The proxy voting committees are responsible for maintaining documents prepared by the committee or any other Alliance Capital employee that were material to the decision on how to vote. Therefore, where an investment professional's opinion is essential to the voting decision the recommendation from investment professionals must be made in writing to the proxy committee.

VII.  PROXY VOTING PROCEDURES

A.    VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, Alliance Capital uses ISS to act as its voting agent for its clients' US and non-US holdings.

Issuers initially send proxy information to the custodians of our client accounts. Alliance Capital instructs these custodian banks to direct proxy related materials to ISS's offices. ISS provides Alliance Capital with a proposed vote for each resolution. A Proxy Voting Administrator

--------------------------

(4) U.S. securities are defined as securities of issuers required to make reports pursuant to Section 12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as other securities.

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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

reviews the ballots via ISS's web platform, Governance Analytics. Using Governance Analytics, the Proxy Voting Administrator indicates our acceptance of the proposed vote, or changes the vote in accordance with our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted via mail or fax.

B.    PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                    EXHIBIT A

                             PROXY VOTING GUIDELINES

Set forth below are Alliance Capital's proxy voting guidelines pertaining to specific issues. Proposals are generally voted in accordance with these guidelines, however, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders will be evaluated on a case-by-case basis, keeping in mind the objective of these guidelines which is to increase the value of the securities in our clients' accounts.

These guidelines are divided into two sections: Management and Shareholder proposals. These guidelines are intended to provide an indication on how Alliance Capital will respond to certain proxy voting issues. Where this policy indicates we will vote in favor of a management proposal on a given issue, we would in turn vote against a corresponding shareholder proposal (e.g. we will vote for management proposals to eliminate cumulative voting and vote against shareholder proposals to adopt it).

I.    MANAGEMENT PROPOSALS

      A.    BUSINESS / FINANCIAL ISSUES

      1.    Election of Directors                                   For

      Unless there is a proxy contest for seats on the Board or if Alliance Capital determines that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management-proposed slate of directors.

      Alliance Capital believes that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues(5) such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and directors who fail to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

------------------------

(5) We will not withhold votes for directors who have failed to implement a proposal to expense options prior to the effective date of FASB's statement of Accounting Standards No. 123. Pursuant to this rule, purlic companies must expense options in the first financial reporting period after June 15, 2005.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      While Alliance believes companies should have a majority of independent directors and independent key committees, absent compelling reasons to the contrary, we will not withhold votes for directors who meet the definition of independence of the exchange on which the company's shares are traded. In addition, we will not withhold votes for directors because they serve on a number of boards of directors.

            Controlled Company Exemption                          Case-by-Case

      NYSE listing standards provide that listed companies where 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Where a company was taken advantage of this "controlled company" exemption we will not withhold votes for directors for failure to establish majority independent board of key committees directors provided that shareholders with a majority voting interest have a majority economic interest. Conversely, we will withhold votes from directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.

            Voting for Director Nominees in a Contested Election  Case-by-Case

      Votes in a contested election of directors are evaluated on a case-by-case basis considering, among other things, the following factors: the target company's long-term financial performance relative to its industry; management's track record with respect to safeguarding the interests of shareholders; the background of the proxy contest including the steps the dissidents took to influence management prior to initiating the proxy contest; the qualifications of director nominees of both the incumbent and dissident slates; and an evaluation of the objectives and goals made in the competing offers as well as the likelihood that the proposed objectives and goals can be met.

      2.    Appointment of Auditors                               For

      Alliance Capital believes that the company is in the best position to choose the accounting firm and will generally support management's recommendation. While the Sarbanes-Oxley Act of 2002 has proscribed certain non-audit services by auditors, there are still many non-audit services that auditing firms are permitted to provide to a company. We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor we will consider the amount of non-audit related services performed versus the total audit fees paid by the company to the auditing firm and if there are any other reasons to question the independence of the firm's auditors.

      3.    Increase Authorized Common Stock                      Case-by-Case

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      Alliance Capital will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for employee savings plans, stock option or executive compensation plans. We will oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. Moreover, we would generally support the use of derivative instruments (e.g. put options and call options) as part of a share increase proposal absent any reason to the contrary.

      4.    Authorize Share Repurchase                            For

      We will generally support share repurchase proposals that are part of a well articulated and conceived capital strategy. We will assess proposals to give the Board unlimited discretion to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g. put options and call options) as part of a share repurchase plan absent any reason to the contrary.

      5.    Changes in Board Structure and
            Amending the Articles of Incorporation                For

      Companies may propose various provisions with respect to the structure of the Board of Directors including changing the manner in which Board vacancies are filled, directors are nominated or the number of directors. Such proposals may require amending the charter or by-laws or otherwise require shareholder approval. In most instances, these proposals are not controversial nor an anti-takeover device. Therefore, Alliance Capital generally votes in favor of such proposals.

      Other changes in a company's charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals.

      6. Corporate Restructurings,

            Merger Proposals and Spin-offs                        Case-by-Case

      Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. For Alliance accounts, the views of the research analyst who covers the particular company and/or the portfolio managers of the client accounts with holdings in the company are weighed heavily. For Bernstein, the

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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      Bernstein Proxy Voting Committee, in consultation appropriate Investment Policy Group and the research analyst, will determine how the proxy should be voted.

      7.    Considering Non-Financial Effects of a Merger Proposal Against

      We will oppose proposals that require the Board to consider the impact a merger would have on groups other than a company's shareholders, such as employees, consumers, business partners, and the communities in which the company is located. We expect that a company's Board will act only in the best interest of its shareholders at all times.

      8.    Director Liability and Indemnification                 Case-by-Case

      Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and negligence.

      Moreover, increased litigation against directors and an accompanying rise in the cost for directors liability insurance has prompted a number of states to adopt laws that reduce a director's liability for a breach of the fiduciary duty of care. These state laws usually require shareholder approval of this statutory protection.

      Generally, Alliance Capital will support indemnification provisions that are in accordance with state law. Alliance Capital will vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We will vote in favor of proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. We will oppose indemnification for gross negligence.

      9.    Stock Option Plans                                     Case-by-Case

      Stock option plans are designed to attract, hold and motivate good executives, employees and, increasingly, outside directors. However, some plans are excessively generous and reward only a small percentage of top executives.

      Stock option plans are the single most common, and perhaps the most complex, item shareholders are called upon to decide. Additionally, they are a major corporate expense and therefore warrant careful study. Because each plan may be different, it is necessary to look at the terms and conditions of each proposed plan to ensure that the plan properly aligns the long term interests of management and shareholders.

      Alliance Capital will review the proposed plans to ensure that shareholder equity will not be excessively diluted, the exercise price is not below market price on the date of grant,

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      an acceptable number of employees are eligible to participate and an excessive percentage of the company's shares are not granted but unexercised and/or reserved under other plans (commonly referred to as "overhang").

      Careful consideration is given to proposals that seek approval of plans where the dilution level of the proposed plan, together with all other continuing plans, exceeds 10 to 20%. In addition, we will scrutinize closely plans that allow for granting in excess of 2% of the shares outstanding in a given year (commonly referred to as the "run rate") and will look favorably on plans that specifically restrict annual grants to below this level. We may also evaluate a company's use of options over the preceding three years. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. We also consider other factors such as the company's performance and industry practice.

      Alliance Capital will utilize outside proxy advisory services to assist in compiling the data relevant to our decision.

      10.   Stock Splits                                          Case-by-Case

      Companies often seek shareholder approval for a stock split in order to increase the liquidity of its common stock. This in turn lowers the price thereby making the stock more attractive to small investors. Alliance Capital will generally vote in favor of a proposal to split a company's stock.

      B.    ANTI-TAKEOVER ISSUES

      1.    Blank Check Preferred Stock                           Against

      A Blank Check Preferred Stock proposal is one that authorizes the issuance of certain preferred stock at some future point in time and allows the Board to establish voting, dividend, conversion, and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a poison pill defense, or some other entrenchment device. Our concern is that once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we will generally oppose this type of proposal.

      2.    Classified Boards                                     Against

      A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the Board can be elected or replaced each year. Since this type of proposal has fundamental anti-takeover implications, Alliance Capital opposes the adoption of classified boards unless there is a justifiable

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      financial reason or where an adequate sunset provision exists. However, where a classified board already exists, we will not withhold votes for directors who sit on such boards. We will withhold votes for directors that fail to implement shareholder approved proposals to declassify boards.

      3.    Fair Price Provisions                                 Case-by-Case

      A Fair Price Provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

      Fair pricing provisions attempt to prevent the "two tiered front loaded offer" where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

      Alliance Capital will consider fair price provisions on a case-by-case basis. We will vote against any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any fair price provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e. shares beneficially owned by individuals other than the acquiring party).

      4.    Limiting a Shareholder's Right to                     Against
            Call Special Meetings

      Companies contend that limitations upon the shareholders' right to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

      5.    Limiting a Shareholder's Right to                     Against
            Act by Written Consent

      Action by written consent enables a large shareholder or group of shareholders of a company to initiate votes on corporate matters prior to the annual meeting. Alliance Capital believes this is a fundamental shareholder right and therefore will oppose

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      proposals that seek to eliminate or limit this right. Conversely, we will support shareholder proposals seeking to restore these rights.

      6.    Supermajority Vote Requirements                       Against

      A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

      In most instances, Alliance Capital will oppose these proposals and will support shareholder proposals that seek to reinstate the simple majority vote requirement.

      7.    Reincorporation                                       Case-by-Case

      Alliance Capital performs a case-by-case review of proposals that seek shareholder approval to reincorporate in a different state or country taking into consideration management's stated reasons for the proposed move.

      There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. For example, corporations may choose to reincorporate to another state after a restructuring or a merger or they may seek the flexibility certain states offer when organizing and operating a corporation's internal governance. Delaware is the state most often selected. However, in many cases a reincorporation proposal is an attempt by the corporation to take advantage of a particular state's anti-takeover statute.

      Careful scrutiny will also be given to proposals that seek approval to reincorporate outside the United States to countries, such as Bermuda, that serve as tax havens. Alliance Capital recognizes that such provisions can help facilitate the growth of a company's non-US business and can potentially benefit shareholders when a company lowers its tax liability. When evaluating such proposals, Alliance Capital considers factors such as the location of the company's business, the statutory protections available in the country to enforce shareholder rights and the tax consequences to shareholders as a result of the reincorporation.

      8.    Issuance of Stock with Unequal Voting Rights          Against

      Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover device. These proposals are frequently structured as a dual class capitalization plan that establishes two classes of stock. To encourage shareholders to approve plans designed to concentrate voting power in the hands of insiders, some plans give higher dividends to shareholders willing to exchange shares with superior voting rights for shares with inferior voting rights.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. Alliance Capital deems such plans unacceptable and in most instances will vote against these proposals.

      9.    Elimination of Preemptive Rights                      Case-by-Case

      Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. Alliance Capital believes preemptive rights are an important shareholder right and therefore careful scrutiny must be given to management's attempts to eliminate them. However, since preemptive rights can be prohibitively costly to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining the right.

      10.   Other Business                                        Against

      Proposals such as this allow management to act on issues that shareholders may raise at the annual meeting. Since it is impossible to know what issues may be raised, Alliance Capital will vote against such proposals.

II.   SHAREHOLDER PROPOSALS

      A.    CORPORATE GOVERNANCE ISSUES

      1.    Submit Company's Shareholder Rights

            Plan to Shareholder Vote                              For

      Most shareholder rights plans (also known as "poison pills") permit the shareholders of a target company involved in a hostile takeover to acquire shares of that company, the acquiring company, or both, at a substantial discount once a "triggering event" occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impend takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.

      Alliance Capital will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. Alliance Capital will evaluate on a case-by-case basis proposals to completely redeem or eliminate a rights plan.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      2.    Implement Confidential Voting                         For

      Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections -- by secret ballot, with an independent party verifying the results. Supporters of these proposals argue that open balloting allows management to re-solicit shareholders and to urge--or sometimes coerce--them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

      Alliance Capital supports confidential voting because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

      3.    Adopt Cumulative Voting                               Against

      Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being voted upon. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, A holder of 10 shares normally casts 10 votes for each 12 nominees to the Board thus giving him 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

      Alliance Capital believes that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company. Therefore we will generally vote against such proposals, and for management proposals to eliminate it.

      4.    Anti-Greenmail Proposal                               For

      Greenmails, commonly referred to as "legal corporate blackmail", are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company's stock. The company acquires the raider's stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment which is usually at a substantial premium over the market value of its shares. These proposals seek to prevent greenmail by adopting amendments to the company's charter or by-laws that limit the board's ability to acquire blocks of the company's stock at above- market prices.

      Alliance Capital will vote in favor of an anti greenmail proposal provided the proposal has no other management initiated anti-takeover features.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      5.    Opt Out of State Anti-takeover Law                    Case-by-Case

      Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company's stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company's stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in "friendly" hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

      Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the Board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers, but rather provide the Board with an opportunity to negotiate a better deal for all shareholders. Since each state's anti-takeover laws are different, and must be considered in the totality of all of a company's takeover defenses, Alliance Capital reviews these proposals on a case-by-case basis.

      6.    Equal Access to the Proxy                             For

      These proposals ask companies to give shareholders equal access to the proxy materials in order to state their views on various proxy issues.

      Proponents argue that, as owners, shareholders should have access to the proxy materials. While SEC rules provide for the inclusion of shareholder resolutions in the proxy materials, there are a number of handicaps, such as the 500 word limit on a proponent's written argument and limits on the subjects that can be addressed. By contrast, management ability to comment on shareholder proposals is unlimited.

      Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Furthermore, it would be unworkable to open the proxy process, management argues, because of the large number of shareholders that might wish to comment and it would be impossible to screen out "nuisance" proposals.

      Alliance Capital supports resolutions calling for enhancement of shareholders' ability to access proxy materials to ensure that proxy statements are written in a manner that allow for reasonable consideration by shareholders. However, we believe access should still be limited to discourage proposals put forward by shareholders who may have their own agenda or who otherwise do not have the best interests of all shareholders in mind.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      7.    Open Access to Proxy                                  Case-by-Case

      In October 2003, the SEC proposed new rules that would, upon the occurrence of specific "triggering events", give certain shareholders the ability to include their nominees for a company's board in the proxy statement. Access to the proxy would be triggered if:

            - One or more directors receives withhold votes exceeding 35% of the votes cast; or

            - A shareholder proposal seeking access to the proxy is submitted by a shareholder (or group of shareholders) who hold at least 1% of the shares and the proposal is approved by a majority of votes cast.

      Once access to the proxy is triggered, shareholders that own more than 5% of the company's securities will be eligible to nominate a director nominee (or nominees depending on the size of the board). Nominating shareholders must intend to continue to hold these securities through the meeting at which the election of directors is held.

      While this rule has not been adopted, shareholders may request a company voluntarily submit to some type of open-access. Alliance Capital will analyze such proposals on a case-by-case basis, considering, among other things, the proponent's rationale for the proposal. At companies where we believe the proposal is appropriate, we will generally support proposals that are modeled after the SEC proposed rule, but only if the open access is triggered if one of more directors receives withhold votes for 50% or more (as opposed to 35%) of the votes cast. Further, we will oppose plans that require the nominating shareholder to intend to hold securities through the meeting at which the election of directors will be considered.

      8.    Submit Golden Parachutes/Severance Plans
            to a Shareholder Vote                                 For

      Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. Alliance Capital recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders thereby serving as a constructive anti-takeover mechanism. Accordingly, we will support proposals to submit severance plans that exceed 2.99 times the sum of an executive officer's base salary plus bonus and that are triggered by a change in control to a shareholder vote but will review proposals to ratify or redeem such plans on a case-by-case basis.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      9.    Submit Golden Parachutes/Severance Plans to a Shareholder
            Vote Prior to being Negotiated by Management            Against

      Alliance Capital believes that in order to attract qualified employees companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan's final, material terms in order to ensure it is within acceptable limits. Accordingly, we will oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

      10.   Disclose Executive and Director Pay                     For

      Generally, Alliance Capital votes for shareholder proposals seeking additional disclosure of executive and director compensation. This includes proposals that seek to specify the measurement of performance based compensation.

      11.   Limit Executive Pay                                     Against

      Alliance Capital believes that management, within reason, should be given latitude in determining the mix and types of awards it offers. We will vote against shareholder proposals to limit executive pay that we deem too restrictive.

      12.   Performance Based Stock Option Plans                    Case-by-Case

      Shareholder proposals such as these require a company to adopt a policy that all or a portion of future stock options granted to executives be performance based. Performance based options usually take the form of indexed options (where the option sale price is linked to the company's stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company's stock price exceeds a specific target). Proponents argue that performance based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. While Alliance Capital believes that management, within reason, should be given latitude in determining the mix and types of awards it offers, we recognize the benefit of linking executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options be performance based, we will generally support proposals that require a portion of options granted to senior executives be performance based. However, since performance based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company's performance, we will consider such proposals on a case-by-case basis.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      13.   Mandatory Holding Periods                             Against

      Alliance Capital will vote against shareholder proposals asking companies to require a holding period after exercise for executive stock options.

      14.   Submit Option Repricing to a Shareholder Vote For

      Repricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, Alliance Capital supports shareholder proposals to seek to require a company to submit option repricing to a shareholder vote.

      15.   Expensing Stock Options                               For

      Alliance Capital recognizes that stock options have become a significant part of the compensation structure of many companies. Critics argue that since there is no uniform method of accounting for options, expensing them may distort a company's income statement in comparison to its competitors that do not expense them. However, we believe that not expensing options may lead to a similar distortion as we view options as a large company expense. Accordingly, we will support shareholder proposals requiring companies to expense stock options.

      16.   Exclude Pension Income from
            Performance Based Compensation                        For

      Alliance Capital is aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management's discretion in estimating pension income is a potential conflict of interest. Accordingly, we will support such proposals.

      17.   Majority of Independent(6) Directors                  For

      The Board of Directors has a duty to act in the best interest of shareholders at all times. Alliance Capital believes that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, Alliance will support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), Alliance Capital will support such proposals regardless of where the company is listed.

------------------------

(6) For purposes of this manual, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      18.   Majority of Independent Directors on Key Committees   For

      In order to ensure that those who evaluate management's performance, recruit directors and set management's compensation are free from conflicts of interests, Alliance Capital believes that the audit,(7) nominating and compensation committees should be composed of a majority of independent outside directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that require fully independent nominating and compensation committees), Alliance Capital will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not withhold votes for inside directors that sit on these committees.

      19.   Separate Chairman and CEO                             For

      We believe that a combined chairman and CEO position raises doubt as to the objectivity of the board towards evaluating the performance of senior executives. Therefore, we will generally vote in favor of proposals to separate the two positions. However, companies may have governance structures in place that can satisfactorily counterbalance a combined position.

      Furthermore, for companies with smaller market capitalizations separate positions may not be practical. We will vote against proposals which require the position of chairman to be held by an independent director.

      20.   Separating Auditors and Consultants                   Case-by-Case

      We believe that a company serves its shareholders' interest by avoiding potential conflicts of interest that might interfere with an auditor's independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company's independent auditors and requiring additional disclosure of others services. Alliance Capital will evaluate on a case-by-case basis proposals that go beyond the SEC rules by prohibiting auditors from performing other non-audit services or calling for the Board to adopt a policy to ensure auditor independence. We will take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor.

      21.   Limit Term of Directorship                            Against

      Such proposals limit the term a director may serve on a Board to a set number of years. Proponents believe that this will enable new ideas to be introduced to the company. Opponents argue that director turnover increases the instability of the Board. Alliance

--------------------------

(7) Pursuant to SEC rules, adopted as directed by the Sarbanes-Oxley Act of 2002, as of October 31, 2004, US listed issuers must have a fully independent audit committee

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      Capital believes that a director's qualifications, not length of service, should be the only factor considered.

      22.   Stock Ownership Requirement                           Against

      These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the Board. Alliance Capital does not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we will oppose these proposals.

      23.   Pay Directors Only in Stock                           Against

      Alliance Capital does not believe that share ownership is the only way for a director to align his or her interests with those of the shareholders. Further, we believe that management should be given latitude in determining the mix and types of compensation it offers its directors. Accordingly, we will oppose these proposals.

      24.   Require Two Candidates for Each Board Seat            Against

      Alliance Capital believes that proposals such as these are detrimental to a company's ability to attract highly qualified candidates. Accordingly, we will oppose these proposals.

      25.   Rotation of Locale for Annual Meeting                 Against

      Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Alliance Capital believes the location of a company's annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting.

      B.    SOCIAL RESPONSIBILITY, ENVIRONMENTAL AND POLITICAL ISSUES

      1.    Introduction

      These types of shareholder proposals often raise controversial issues and may have both a financial and non-financial impact on the company. Accordingly, except as noted below Alliance Capital will assess these proposals on a case-by-case basis.

      We recognize that the effect of certain polices on a company may be difficult to quantify, but nevertheless they do affect the company's long term performance. Long term value creation is our overriding concern in these matters. We therefore consider the impact of these proposals on the future earnings of the company. Alliance Capital will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value. Set forth below are recent examples of issues that we may be required to address.

      2.    Social Issues

            a.    Tobacco

      There is perhaps no issue more controversial than tobacco, due to the increased negative media attention and heightened concern not only of doctors and smokers, but of nonsmokers, politicians, public health and child welfare advocates. With this backdrop, tobacco companies and even non-tobacco companies with ties to the industry have seen a marked increase in proposals seeking greater responsibility and social consciousness from management.

      Proposals relating to tobacco issues range from issuing warnings on the risks of environmental tobacco smoke and risks of smoking-related diseases, to linking executive compensation with reductions in teen smoking.

            b.    Report on Workplace Diversity and/or Employment Policies

      Equal employment refers to the hiring and promotion of women, minorities and the handicapped in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. Proponents of equal employment opportunity resolutions support additional reporting in order to sensitize companies to the issue and provide a measurement of performance in this area. We will give careful consideration to whatever policies are already in place at the company.

            c.    Amend EEO Statement to                          For
                  Include a Reference to Sexual Orientation

      We will vote in favor of proposals requiring a company to amend its Equal Opportunity Employment policies to specifically reference sexual orientation.

            d.    Sweatshops

      These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages, and to ensure that children are not used as forced labor. We will give careful consideration to whatever policies are already in place at the company.

            e.    Animal Testing

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      These proposals ask companies to reduce reliance on animal tests for consumer product safety. Proponents of the resolutions argue that animals are needlessly being subjected to painful tests, and that companies should be required to disclose information on the numbers of animals tested, the types of animals used and the types of tests performed. Opponents, on the other hand, argue that the disclosure requirements of the U.S. Department of Agriculture are sufficient and that some testing is still necessary to avoid product liability suits.

            f.    Genetically Altered or Engineered Food

      These proposals seek to require companies to label genetically modified organisms in a company's products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products help improve crop productivity, there is no evidence that such products pose a safety hazard and that implementing such proposals that could have immediate negative economic effects on the company.

            g.    Plant Closings

      These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days' advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

            h.    Bank Lending in Developing Countries

      These shareholder proposals call on banks to change their lending policies in order to benefit social peace, economic growth and endangered natural resources in developing countries. Supporters of these resolutions ask banks to forgive some of the loans because most U.S. banks have already increased their loan loss reserves to cover possible losses, and that this is already reflected in the stock price. Opponents argue that banks cannot become charitable institutions, and that to forgive debt would simply exacerbate and prolong basic structural economic problems among the debtor countries.

            i.    Pharmaceutical Pricing

      Proposals such as these seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

      3.    Environmental Issues

      Environmentalists have launched nationwide campaigns over the past three decades in an effort to preserve and protect the natural resources of the United States. Greater emphasis is being placed on the responsibility of industry to preserve these natural resources by modifying or eliminating ecologically destructive activities. Increasingly, corporations are asked to be more responsive to environmental concerns.

            a.    The CERES Principles

      Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the "CERES" Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is an additional cost to the company.

            b.    Nuclear Waste Disposal

      These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should begin concentrating on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

      4.    Political Issues

            a.    Implement the MacBride Principles in Northern Ireland

      The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and where possible groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

      Supporters argue that the Macbride Principles effectively address Northern Ireland's inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption may increase the "hassle factor" of doing business in the economically troubled area, as well as reduce the attractiveness of investments.

            b. Reports on Corporate and Subcontractor Operations in Northern Ireland

      These proposals request that corporate Boards submit a report to shareholders outlining the company's, or its subcontractors', labor practices in Northern Ireland. Supporters argue that such proposals could encourage fair labor practices within Northern Ireland, and provide a means for companies to align their worldwide stance on employment with the position they hold in America. Opponents contend that current anti-discrimination regulation is sufficient and that providing one more report (which some companies consider a burdensome task) will do little to alleviate Northern Ireland's religious tensions.

            c. Military Issues

      These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management's decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

            d. Reporting Political/Charitable Contributions

      These shareholder resolutions typically ask for greater disclosure of charitable and political contributions. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation. Shareholder proposals relating to charitable contributions often seek to require companies to report on or restrict charitable contributions. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets since the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill. They believe management is in the best position to determine which charities are deserving and are against proposals that seek to promote the special interests of a particular shareholder.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

III.  PROXY VOTING GUIDELINE SUMMARY

I.    MANAGEMENT PROPOSALS

      A.    BUSINESS FINANCIAL ISSUES

      ISSUE                                                          FOR     AGAINST   CASE-BY-CASE   ABSTAIN
--------------------------------------------------------------     -------   -------   ------------   -------
1.    Election of Directors                                           X
2.    Appointment of Auditors                                         X
3.    Increase Authorized Common Stock                                                       X
4.    Authorize Share Repurchase                                      X
5.    Changes in Board Structure and Amending the Articles of
      Incorporation                                                   X
6.    Corporate Restructurings, Merger Proposals and Spin-offs                               X
7.    Considering Non-Financial Effects of a Merger Proposal                    X
8.    Director Liability and Indemnification                                                 X
9.    Stock Option Plans                                                                     X
10.   Stock Splits                                                                           X

      B.    ANTI-TAKEOVER ISSUES

      ISSUE                                                          FOR     AGAINST   CASE-BY-CASE   ABSTAIN
--------------------------------------------------------------     -------   -------   ------------   -------
1.    Blank Check Preferred Stock                                               X
2.    Classified Boards                                                         X
3.    Fair Price Provisions                                                                  X
4.    Limiting a Shareholder's Right to Call Special Meetings                   X
5.    Limiting a Shareholder's Right to Act by Written Consent                  X
6.    Supermajority Vote Requirements                                           X
7.    Reincorporation                                                                        X
8.    Issuance of Stock with Unequal Voting Rights                              X
9.    Elimination of Preemptive Rights                                                       X
10.   Other Business                                                            X

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

II.   SHAREHOLDER PROPOSALS

A. CORPORATE GOVERNANCE ISSUES

      ISSUE                                                          FOR     AGAINST   CASE-BY-CASE   ABSTAIN
--------------------------------------------------------------     -------   -------   ------------   -------
1.    Submit a Shareholder Rights Plan to a Shareholder Vote          X
2.    Implement Confidential Voting                                   X
3.    Adopt Cumulative Voting                                                   X
4.    Anti-Greenmail Proposal                                         X
5.    Opt out of State Anti-takeover law                                                    X
6.    Equal Access to Proxy                                           X
7.    Open Access to Proxy                                                                  X
8.    Submit Severance Plans (Golden Parachutes) to a Shareholder
      Vote                                                            X
9.    Submit Severance Plans (Golden Parachutes) and/or v
      Employment Agreements to a Shareholder Vote Prior to
      being Negotiated by Management                                            X
10.   Disclose and/or Limit Executive and Director Pay                                      X
11.   Limit Executive Pay                                                                   X
12.   Performance Based Stock Option Plans                                                  X
13.   Mandatory Holding Periods                                                 X
14.   Submit Option Reprising to a Shareholder Vote                   X
15.   Expensing Stock Options                                         X
16.   Exclude Pension Income from Performance Based Compensation      X
17.   Majority of Independent Directors                               X
18.   Majority of Independent Directors on Key Committees             X
19.   Separate Chairman and CEO                                       X
20.   Separating Auditors and Consultants                                                   X
21.   Limit Term of Directorships                                               X
22.   Stock Ownership Requirement                                               X
23.   Pay Directors Only in Stock                                               X
24.   Require Two Candidates for Each Board Seat                                X
25.   Rotation of Locale for Annual Meeting                                     X

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

      B.    SOCIAL, ENVIRONMENTAL AND POLITICAL ISSUES:

      Except as noted below, Alliance votes on these proposals on a case-by-case basis. Alliance will vote against shareholder proposals that will cause the company to incur excessive or unnecessary expenses and may abstain from shareholder proposals that are unlikely to have any economic effect on company's business or financial conditions.

                                           FOR     AGAINST   CASE-BY-CASE   ABSTAIN
                                          ------   -------   ------------   -------
1     Amend EEO Statement to Include
      a Reference to Sexual
      Orientation                           X

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

                     PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security:

Date of Shareholder Meeting:

Short description of the conflict
(client, mutual fund distributor, etc):

1. Is our proposed vote on all issues consistent with our stated proxy voting policy?

            Yes         No

      If yes, stop here and sign below as no further review is necessary. If no, please attach any documentation supporting the proxy voting decision.

2. List the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc):

3. Describe any substantive contact with any interested outside party and the proxy voting committee or an Alliance investment professional that was material to our voting decision? Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, write "None" below:

4. Is our proposed vote is contrary to our client's position?

            Yes        No

         If yes, stop here and sign below as no further review is necessary.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

5. Is our proposed vote consistent with the views of Institutional Shareholder Services?

            Yes         No

      If yes, stop here and sign below as no further review is necessary.

If No:

Has the Independent Mutual Fund Compliance Officer determined whether the proposed vote is reasonable (by signing this form)?

            Yes         No

If No, please explain and indicate what action has been, or will be taken:

Prepared by:
Date:

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Phillip Kirstein
Independent Mutual Fund Compliance Officer

Date:

              Please return this completed form and all supporting
                 documentation to Andrew Murphy in the Legal and Compliance Department and keep a copy for your records.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

                          BABSON CAPITAL MANAGEMENT LLC
                               ("BABSON CAPITAL")

                                   SECTION 12
                      PROXY VOTING POLICIES AND PROCEDURES

PURPOSE The purpose of these policies and procedures (the "Policy") is to ensure that Babson Capital fulfills its responsibilities under Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). Rule 206(4)-6 requires, among other matters, that Babson Capital adopt written policies and procedures that are reasonably designed to ensure that Babson Capital votes client securities in the best interests of such clients and describe how Babson Capital addresses material conflicts that may arise between Babson Capital's interests and those of its clients.

PROXY VOTING POLICY        Babson Capital views the voting of proxies as an
                           integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e., prudently and in a manner believed by Babson Capital to best protect and enhance an investor's returns). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services
                           ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines, a summary of which is attached as Appendix A hereto.

                           Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to be voted to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a matter1, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth herein are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict"). For purposes of the Policy, a Material Conflict shall mean any position, relationship or interest, financial or

------------------
(1) If a proxy involves an issue not addressed by ISS's Guidelines, it shall be analyzed on a case-by-case basi

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

                           otherwise, of Babson Capital (or any person authorized under the Policy to vote proxies on behalf of Babson Capital) that would or could reasonably be expected to affect Babson Capital's or such person's independence or judgment concerning how to vote proxies.

ADMINISTRATION OF PROXY    PROXY COMMITTEE: Babson
VOTING POLICY              Capital hereby creates a standing committee of Babson
                           Capital officers to be called the Proxy Committee.
                           Members of the Proxy Committee shall be appointed
                           (and may be discharged) by the Chief Executive
                           Officer of Babson Capital. The Committee shall (1) review the Policy and Babson Capital's implementation of the Policy, including ISS's guidelines and how proxies have been voted, at least annually to ensure that it serves its intended purpose, (2) recommend, based on such review, such amendments to the Policy, if any, as it deems necessary or appropriate to ensure that proxies are voted in clients' best interests, (3) approve proxy voting form(s), and (4) provide for the disclosures required by the Record
                           Keeping Requirements Section below. A majority of the members of the Proxy Committee shall constitute a quorum for the conduct of business and the act of a majority or more of the members present at a meeting at which a quorum is present shall be the act of the Proxy Committee. The Proxy Committee may also act by a written instrument signed by a majority of its members. The Proxy Committee may also designate one or more Proxy Committee members who shall each be individually authorized to vote proxies to the extent provided in the Proxy Voting Procedures Section of the Policy.

                           PROXY ADMINISTRATORS: Babson Capital's Chief
                           Operating Officer shall designate one or more Proxy Administrators (each, a "Proxy Administrator"). The Proxy Administrator shall have such responsibilities as are set forth in the Policy and such additional responsibilities as may be provided for by the Proxy Committee.

PROXY VOTING PROCEDURES    NEW ACCOUNT PROCEDURES: Babson Capital's investment
                           management agreements for its institutional equity investment accounts and its private wealth management accounts generally convey the authority to vote proxies to Babson Capital. When the agreement states that the client has delegated proxy-voting authority to Babson Capital, Babson Capital will vote such proxies in accordance with the Policy. In the event a client makes a written request that Babson Capital vote in accordance with such client's proxy voting policy and provides the client's proxy voting policy to Babson Capital, Babson Capital will vote as instructed by the client. In the event an investment management agreement is silent on the matter, Babson
                           Capital should get written confirmation from such client as to its preference, where possible. Because proxy voting is

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

                           integral to the investment process, Babson Capital takes the position that it will assume proxy voting responsibilities in those situations where the agreement is silent and the client has provided no instructions as to its preferences.

                           HANDLING OF PROXIES: All proxy statements and proxy cards received by a Babson Capital employee are to be immediately forwarded to the designated Proxy Administrator in the Cambridge, Massachusetts office for logging and posting of votes.

                           VOTING PROXIES: Babson Capital will vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person(s) authorized by the Proxy Committee (each, a "Proxy Analyst"), the Proxy Committee or a designated member of the Proxy Committee, as applicable, determines that it is in clients' best interests to vote against ISS's recommendation or proxy voting guidelines.2 In these cases:

                              If (i) a Proxy Analyst recommends that a proxy
                           should be voted against ISS's recommendation or proxy voting guidelines, and (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst's recommendation. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict personal to him or her self or a Babson Capital Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

                           No employee, officer or director of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes client proxies, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to

------------------
(2) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock option is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

                           the Proxy Committee member prior to voting and to Babson Capital's General Counsel.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

REQUIRED                   Babson Capital shall include a summary of the Policy
DISCLOSURES/CLIENT         in its Form ADV Part II, as well as instructions as
REQUEST FOR INFORMATION    to how an advisory client may request a copy of the
                           Policy and/or a record of how Babson Capital voted the client's proxies. Any client requests for copies of the Policy or a record of how Babson Capital voted the client's proxies shall be directed to the designated Proxy Administrators, who shall provide the information to the appropriate client service representative in order to respond to any such client in a timely manner.

RECORD KEEPING             For equity investment clients for which Babson
REQUIREMENTS               Capital has discretionary proxy voting authority,
                           Babson Capital has contracted with ISS to retain:

                                   (1) All proxy statements regarding client securities; and (2) All records of votes cast on behalf of clients for such time periods set forth in the SEC Rule 206(4)-6 under the Advisers Act.

                           For all other clients and for any proxies received with respect to which ISS has not provided Babson Capital with a recommendation; such information shall be retained by the Proxy Administrator receiving the proxy for such time periods. set forth in the SEC Rule 206(4)-6. To the extent that such records relate to proxies voted on behalf of an investment company for which Babson Capital serves as investment adviser or investment sub-adviser, such records shall include the following detail:

                                   (1)  The name of the issuer of the portfolio
                                        security;

                                   (2)  The exchange ticker symbol of the
                                        portfolio security;


                                   (3)  The Council on Uniform Securities
                                        Identification Procedures ("CUSIP")
                                        number for the portfolio security, if
                                        available;

                                   (4)  The shareholder meeting date;

                                   (5)  A brief identification of the matter
                                        voted on;

                                   (6)  Whether the matter was proposed by the
                                        issuer or by a security holder;

                                   (7)  Whether the investment company client
                                        cast its vote on the matter;

                                   (8)  How the investment company client cast
                                        its vote (e.g., for or against proposal,
                                         or abstain; for or withhold regarding
                                        election of directors); and

                                   (9)  Whether the investment company client
                                        cast its vote for or against management.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

                           In addition, the Proxy Administrator for each office shall retain for such time periods as set forth in the SEC Rule 206(4)-6:

                                   (1)  The Policy and any amendments thereto;

                                   (2)  All Proxy Voting Forms (including any
                                        related document created by the
                                        Portfolio Manager or the Proxy Committee
                                         that was material to making a decision
                                        on how to vote the proxy); and

                           All records of client written requests for proxy voting information and the responses thereto.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

                                   APPENDIX A

EFFECTIVE FEBRUARY 1, 2005
ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      -     Implement or renew a dead-hand or modified dead-hand poison pill

      - Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Failed to act on takeover offers where the majority of the shareholders tendered their shares

      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

      - Are inside directors or affiliated outside directors and the full board is less than majority independent

      - Sit on more than six public company boards, or on more than two public boards in addition to their own if they are CEOs of public companies.

      - Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

      - Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      -     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

      -     Two-thirds independent board

      -     All-independent key committees

      -     Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement. Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

      - Long-term financial performance of the target company relative to its industry; management's track record

      -     Background to the proxy contest

      -     Qualifications of director nominees (both slates)

      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISsues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      -     Purchase price

      -     Fairness opinion

      -     Financial and strategic benefits

      -     How the deal was negotiated

      -     Conflicts of interest

      -     Other alternatives for the business

      -     Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Impact on the balance sheet/working capital

      -     Potential elimination of diseconomies

      -     Anticipated financial and operating benefits

      -     Anticipated use of funds

      -     Value received for the asset

      -     Fairness opinion

      -     How the deal was negotiated

      -     Conflicts of interest.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     Dilution to existing shareholders' position

      -     Terms of the offer

      -     Financial issues

      -     Management's efforts to pursue other alternatives o Control issues

      -     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     The reasons for the change

      -     Any financial or tax benefits

      -     Regulatory benefits

      -     Increases in capital structure

      -     Changes to the articles of incorporation or bylaws of the company.

      - Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

      - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

      -     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      - Prospects of the combined company, anticipated financial and operating benefits

      -     Offer price

      -     Fairness opinion

      -     How the deal was negotiated

      -     Changes in corporate governance

      -     Change in the capital structure

      -     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

      -     Tax and regulatory advantages

      -     Planned use of the sale proceeds

      -     Valuation of spinoff

      -     Fairness opinion

      -     Benefits to the parent company

      -     Conflicts of interest

      -     Managerial incentives

      -     Corporate governance changes

      -     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

            Issue Stock for Use with Rights Plan
            Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan
            (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

      - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      -     Cash compensation, and

      -     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

                                                           CITISTREET FUNDS, INC
                                             STATEMENT OF ADDITIONAL INFORMATION

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Table 1: Proxy Season 2005 Burn Rate Thresholds

                                                            Standard  Mean + Std  Standard      Mean +
GICS   GICS Dsec                         Mean   Deviation     Dev        Mean     Deviation    Std Dev
----   ---------                         ----   ---------   --------  ----------  ---------    -------
1010   Energy                            1.60%    1.02%      2.61%       2.59%      2.19%        4.78%
1510   Materials                         1.55%    0.81%      2.36%       2.54%      1.92%        4.46%
2010   Capital Goods                     1.86%    1.19%      3.05%       3.23%      2.93%        6.17%
2020   Commercial Services & Supplies    2.87%    1.53%      4.40%       4.39%      3.68%        8.07%
2030   Transportation                    2.10%    1.50%      3.60%       2.44%      2.22%        4.66%
2510   Automobiles & Components          2.10%    1.37%      3.48%       2.90%      2.28%        5.18%
2520   Consumer Durables & Apparel       2.40%    1.51%      3.90%       3.42%      2.79%        6.21%
2530   Hotels Restaurants & Leisure      2.39%    1.08%      3.48%       3.30%      2.87%        6.17%
2540   Media                             2.34%    1.50%      3,84%       4.12%      2.89%        7.01%
2550   Retailing                         2.89%    1.95%      4.84%       4.26%      3.50%        7.75%
3010
 to

3030   Food & Staples Retailing          1.98%    1.50%      3.48%       3.37%      3.32%        6.68%
3510   Health Care Equipment & Services  3.24%    1.96%      5.20%       4.55%      3.24%        7.79%
3520   Pharmaceuticals & Biotechnology   3.60%    1.72%      5.32%       5.77%      4.15%        9.92%
4010   Banks                             1.44%    1.17%      2.61%       1.65%      1.60%        3.25%
4020   Diversified Financials            3.12%    2.54%      5.66%       5.03%      3.53%        8.55%
4030   Insurance                         1.45%    0.88%      2.32%       2.47%      1.77%        4.24%
4040   Real Estate                       1.01%    0.89%      1.90%       1.51%      1.50%        3.01%
4510   Software & Services               5.44%    3.05%      8.49%       8.08%      6.01%       14.10%
4520   Technology Hardware & Equipment   4.00%    2.69%      6.68%       5.87%      4.25%       10.12%
       Semiconductors & Semiconductor

4530   Equipment                         5.12%    2.86%      7.97%       6.79%      3.95%       10.74%
5010   Telecommunication Services        2.56%    2.39%      4.95%       4.66%      3.90%        8.56%
5510   Utilities                         0.90%    0.65%      1.55%       3.74%      4.63%        8.38%

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as an DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

- The compensation committee has reviewed all components of the CEO's compensation, including the following:

-Base salary, bonus, long-term incentives

-Accumulative realized and unrealized stock option and restricted stock gains

-Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

-Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

-Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

- A tally sheet with all the above components should be disclosed for the following termination scenarios:

-Payment if termination occurs within 12 months: $_____

-Payment if "not for cause" termination occurs within 12 months: $_____

-Payment if "change of control" termination occurs within 12 months: $_____

- The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

- The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options or performance-accelerated grants.3 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

------------------
(3) Performance-accelerated grants are awardds that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

- The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

o Director stock ownership guidelines - A minimum of three times the annual cash retainer.

o     Vesting schedule or mandatory holding/deferral period

-     A minimum vesting of three years for stock options or restricted stock, or

-     Deferred stock payable at the end of a three-year deferral period.

o     Mix between cash and equity

- A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

- If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

o     Retirement/Benefit and Perquisites programs

-     No retirement/benefits and perquisites provided to non-employee directors.

o     Quality of disclosure

- Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Treatment of surrendered options

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation.

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

      - Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

      - Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      - The number of shares allocated to the plan is ten percent or less of the outstanding shares

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

      -     Purchase price is less than 85 percent of fair market value, or

      -     Offering period is greater than 27 months, or

      - The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

      - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

      - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

      - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

      - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

      - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

      -     The triggering mechanism should be beyond the control of management

      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9.    SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      - The availability and feasibility of alternatives to animal testing to ensure product safety, and

      -     The degree that competitors are using animal-free testing.

      - Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      - The company has already published a set of animal welfare standards and monitors compliance

      - The company's standards are comparable to or better than those of peer firms, and

      - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      -     Whether the proposal focuses on a specific drug and region

      - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

      - The extent that reduced prices can be offset through the company's marketing budget without affecting

R&D spending

      -     Whether the company already limits price increases of its products

      - Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

      -     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

      - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

      - Any voluntary labeling initiatives undertaken or considered by the company.

            Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

      - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

      - The company's existing healthcare policies, including benefits and healthcare access for local workers

      -     Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      - Whether the company has adequately disclosed the financial risks of its subprime business

      - Whether the company has been subject to violations of lending laws or serious lending controversies

      -     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

      - Whether the company complies with all local ordinances and regulations

      - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      -     The risk of any health-related liabilities.

            Advertising to youth:

      - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      - Whether the company has gone as far as peers in restricting advertising

      - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      - Whether restrictions on marketing to youth extend to foreign countries cease production of tobacco-related products or avoid selling products to tobacco companies:

      -     The percentage of the company's business affected

      - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

      -     Spinoff tobacco-related businesses:

      -     The percentage of the company's business affected

      -     The feasibility of a spinoff

      - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      - New legislation is adopted allowing development and drilling in the ANWR region;

      -     The company intends to pursue operations in the ANWR; and

      - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      - Environmentally conscious practices of peer companies, including endorsement of CERES

      -     Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

      - The feasibility of financially quantifying environmental risk factors,

      - The company's compliance with applicable legislation and/or regulations regarding environmental performance,

      -     The costs associated with implementing improved standards,

      - The potential costs associated with remediation resulting from poor environmental performance, and

      - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE BY CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      -     The nature of the company's business and the percentage affected

      -     The extent that peer companies are recycling

      -     The timetable prescribed by the proposal

      -     The costs and methods of implementation

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

      - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE BY CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      -     Risks associated with certain international markets

      -     The utility of such a report to shareholders

      - The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      -     The relevance of the issue to be linked to pay

      - The degree that social performance is already included in the company's pay structure and disclosed

      - The degree that social performance is used by peer companies in setting pay

      - Violations or complaints filed against the company relating to the particular social performance measure

      - Artificial limits sought by the proposal, such as freezing or capping executive pay

      -     Independence of the compensation committee

      -     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities, and

      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      - There are serious controversies surrounding the company's China operations, and

      - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      -     The nature and amount of company business in that country

      -     The company's workplace code of conduct

      -     Proprietary and confidential information involved

      -     Company compliance with U.S. regulations on investing in the country

      -     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      - Agreements with foreign suppliers to meet certain workplace standards

      -     Whether company and vendor facilities are monitored and how

      -     Company participation in fair labor organizations

      -     Type of business

      -     Proportion of business conducted overseas

      -     Countries of operation with known human rights abuses

      - Whether the company has been recently involved in significant labor and human rights controversies or violations

      -     Peer company standards and practices

      -     Union presence in company's international factories

      - Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      - The company does not operate in countries with significant human rights violations

      - The company has no recent human rights controversies or violations, or

      - The company already publicly discloses information on its vendor standards compliance.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      -     Company compliance with or violations of the Fair Employment Act of
            1989

      - Company antidiscrimination policies that already exceed the legal requirements

            The cost and feasibility of adopting all nine principles

      - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      -     The potential for charges of reverse discrimination

      - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      -     The level of the company's investment in Northern Ireland

      -     The number of company employees in Northern Ireland

      -     The degree that industry peers have adopted the MacBride Principles

      - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      -     Whether the company has in the past manufactured landmine components

      -     Whether the company's peers have renounced future production

      - Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      -     What weapons classifications the proponent views as cluster bombs

      - Whether the company currently or in the past has manufactured cluster bombs or their components

      - The percentage of revenue derived from cluster bomb manufacture o?? Whether the company's peers have renounced future production

NUCLEAR WEAPONS

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

      - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

      -     Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      -     The information is already publicly available or

      -     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      - The board composition is reasonably inclusive in relation to companies of similar size and business or

      - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      -     The degree of board diversity

      -     Comparison with peer companies

      -     Established process for improving board diversity

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      -     Existence of independent nominating committee

      -     Use of outside search firm

      -     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      -     The company has well-documented equal opportunity programs

      - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      -     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      - The composition of senior management and the board is fairly inclusive

      - The company has well-documented programs addressing diversity initiatives and leadership development

      - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Votes should be withheld from directors who:

      -     attend less than 75 percent of the board and committee meetings

      - without a valid excuse for the absences. Valid reasons include illness or

      - absence due to company business. Participation via telephone is acceptable.

      -     In addition, if the director missed only one meeting or one day's

      - meetings, votes should not be withheld even if such absence dropped the

      -     director's attendance below 75 percent.

      - ignore a shareholder proposal that is approved by a majority of shares

      -     outstanding;

      -     ignore a shareholder proposal that is approved by a majority of the

      -     votes cast for two consecutive years;

      - are interested directors and sit on the audit or nominating committee; or

      -     are interested directors and the full board serves as the audit or

      - nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals. Proxy Contests Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance relative to its peers

      -     Market in which fund invests

      -     Measures taken by the board to address the issues

      - Past shareholder activism, board activity, and votes on related proposals

      -     Strategy of the incumbents versus the dissidents

      -     Independence of directors

      -     Experience and skills of director candidates

      -     Governance profile of the company

      -     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Proposed and current fee schedules

      -     Fund category/investment objective

      -     Performance benchmarks

      -     Share price performance as compared with peers

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      -     Resulting fees relative to peers

      -     Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk. Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     The degree of change implied by the proposal

      -     The efficiencies that could result

      -     The state of incorporation

      -     Regulatory standards and implications

Vote AGAINST any of the following changes:

      - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      - Removal of shareholder approval requirement for amendments to the new declaration of trust

      - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

      - Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

CONCISE GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, ISS HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

      -     Adequate disclosure has not been met in a timely fashion;

      -     There are clear concerns over questionable finances or restatements;

      - There have been questionable transactions with conflicts of interest;

      - There are any records of abuses against minority shareholder interests; and

      -     The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value: Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                      CITIGROUP ASSET MANAGEMENT(1) (CAM)
                              NORTH AMERICA REGION
                      PROXY VOTING POLICIES AND PROCEDURES

                      AMENDED AND RESTATED AS OF JULY 2004

I.    TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES

II.   GENERAL GUIDELINES

III.  HOW CAM VOTES

IV.   CONFLICTS OF INTEREST

V.    VOTING POLICY

      (1)   Election of directors

      (2)   Proxy contests

      (3)   Auditors

      (4)   Proxy contest defenses

      (5)   Tender offer defenses

      (6)   Miscellaneous governance provisions

      (7)   Capital structure

      (8)   Executive and director compensation

      (9)   State of incorporation

      (10)  Mergers and corporate restructuring

      (11)  Social and environmental issues

      (12)  Miscellaneous

VI.   DISCLOSURE OF PROXY VOTING

VII.  RECORDKEEPING AND OVERSIGHT

-----------------------
(1) Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                        CITIGROUP ASSET MANAGEMENT (CAM)
                              NORTH AMERICA REGION
                      PROXY VOTING POLICIES AND PROCEDURES

I.    TYPES OF ACCOUNTS TO WHICH CAM VOTES PROXIES

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.   GENERAL GUIDELINES

In voting proxies, CAM is guided by general fiduciary principles. CAM's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

III.  HOW CAM VOTES

In the case of a proxy issue for which there is a stated position set forth in
Section V, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. CAM divides issues into eleven categories listed in Section V below.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

IV.   CONFLICTS OF INTEREST

In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.

(1)   Procedures for Identifying Conflicts of Interest

      CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

      A. The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

      B. CAM Financial Control shall maintain and make available to CAM Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM's annual revenues. CAM relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

      C. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      D. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV. (2) because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

      A. CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time by CAM's Office of the CIO, CAM's General Counsel and CAM's Chief Compliance Officer. The initial members of the Proxy Voting Committee are set forth on Appendix B hereto.

      B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

      C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

      E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

      i. disclosing the conflict to clients and obtaining their consent before voting;

      ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

      iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

      iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*(2)

CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.

(3)   Third Party Proxy Voting Firm - Conflicts of Interests

With respect to a third party proxy voting firm described herein, CAM will periodically review such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.    VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and

----------------------
(2) Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict to interest by satisfying itself that CAM's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

(1)   Election of Directors

      A.    Voting on Director Nominees in Uncontested Elections.

            1.    We vote for director nominees.

      B.    Chairman and CEO is the Same Person.

            1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

                  -     Designation of a lead director

                  -     Majority of independent directors (supermajority)

                  -     All independent key committees

                  -     Size of the company (based on market capitalization)

                  -     Established governance guidelines

                  -     Company performance

      C.    Majority of Independent Directors

            1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

            2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      D.    Stock Ownership Requirements

            1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

      E.    Term of Office

            1. We vote against shareholder proposals to limit the tenure of independent directors.

      F.    Director and Officer Indemnification and Liability Protection

            1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

            2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

            3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

            4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

      G.    Director Qualifications

            1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

            2. We vote against shareholder proposals requiring two candidates per board seat.

(2)   Proxy Contests

      A.    Voting for Director Nominees in Contested Elections

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

      B.    Reimburse Proxy Solicitation Expenses

            1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3)   Auditors

      A.    Ratifying Auditors

            1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

      B.    Financial Statements and Director and Auditor Reports

            1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

      C.    Remuneration of Auditors

            1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      D.    Indemnification of Auditors

            1.    We vote against proposals to indemnify auditors.

(4)   Proxy Contest Defenses

      A.    Board Structure: Staggered vs. Annual Elections

            1.    We vote against proposals to classify the board.

            2. We vote for proposals to repeal classified boards and to elect all directors annually.

      B.    Shareholder Ability to Remove Directors

            1. We vote against proposals that provide that directors may be removed only for cause.

            2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

            3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

            4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

      C.    Cumulative Voting

            1.    We vote against proposals to eliminate cumulative voting.

            2.    We vote for proposals to permit cumulative voting.

      D.    Shareholder Ability to Call Special Meetings

            1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

            2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

      E.    Shareholder Ability to Act by Written Consent

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

            2. We vote for proposals to allow or make easier shareholder action by written consent.

      F.    Shareholder Ability to Alter the Size of the Board

            1.    We vote for proposals that seek to fix the size of the board.

            2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

      G.    Advance Notice Proposals

            1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      H.    Amendment of By-Laws

            1. We vote against proposals giving the board exclusive authority to amend the by-laws.

            2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

      I. Article Amendments (not otherwise covered by CAM Proxy Voting Policies and Procedures).

      We review on a case-by-case basis all proposals seeking amendments to the articles of association.

      We vote for article amendments if:

            -     shareholder rights are protected;

            -     there is negligible or positive impact on shareholder value;

            -     management provides adequate reasons for the amendments; and

            -     the company is required to do so by law (if applicable).

(5)   Tender Offer Defenses

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      A.    Poison Pills

            1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

            2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

            3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision
                  - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

      B.    Fair Price Provisions

            1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

            2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      C.    Greenmail

            1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

            2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      D.    Unequal Voting Rights

            1.    We vote against dual class exchange offers.

            2.    We vote against dual class re-capitalization.

      E.    Supermajority Shareholder Vote Requirement to Amend the Charter or
            Bylaws

            1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

      F.    Supermajority Shareholder Vote Requirement to Approve Mergers

            1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

            2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      G.    White Squire Placements

            1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)   Miscellaneous Governance Provisions

      A.    Confidential Voting

            1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

            2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

      B.    Equal Access

            1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

      C.    Bundled Proposals

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

      D.    Shareholder Advisory Committees

            1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

      E.    Other Business

      We vote for proposals that seek to bring forth other business matters.

      F.    Adjourn Meeting

      We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

      G.    Lack of Information

      We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

(7)   Capital Structure

      A.    Common Stock Authorization

            1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

            2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

                  a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                  b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

            3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

      B.    Stock Distributions: Splits and Dividends

            1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

      C.    Reverse Stock Splits

            1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

      D.    Blank Check Preferred Stock

            1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

            2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

            3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

            4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

      E.    Adjust Par Value of Common Stock

            1. We vote for management proposals to reduce the par value of common stock.

      F.    Preemptive Rights

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

                  a)    Size of the Company.

                  b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

                  c) Percentage of the rights offering (rule of thumb less than 5%).

            2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

      G.    Debt Restructuring

            1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

      H.    Share Repurchase Programs

            1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      I.    Dual-Class Stock

            1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

                  - It is intended for financing purposes with minimal or no dilution to current shareholders

                  - It is not designed to preserve the voting power of an insider or significant shareholder

      J.    Issue Stock for Use with Rights Plan

            1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      K.    Debt Issuance Requests

      When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

      We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

      We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

      L.    Financing Plans

      We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

(8)   Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

      A.    OBRA-Related Compensation Proposals

            1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

                  a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

            2.    Amendments to Added Performance-Based Goals

                  a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

            3.    Amendments to Increase Shares and Retain Tax Deductions Under
                  OBRA

                  a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            4.    Approval of Cash or Cash-and-Stock Bonus Plans

                  a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of
                        Section 162(m) of the Internal Revenue Code.

      B.    Expensing of Options

      We vote for proposals to expense stock options on financial statements.

      C.    Index Stock Options

            We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

      D.    Shareholder Proposals to Limit Executive and Director Pay

            1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

            2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

                  We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                  - Compensation committee comprised of independent outside directors

                  -     Maximum award limits

                  -     Repricing without shareholder approval prohibited

      E.    Golden Parachutes

            1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

            2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

      F.    Employee Stock Ownership Plans (ESOPs)

            1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

      G.    401(k) Employee Benefit Plans

            1. We vote for proposals to implement a 401(k) savings plan for employees.

      H.    Stock Compensation Plans

            1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

            2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

      I.    Directors Retirement Plans

            1.    We vote against retirement plans for nonemployee directors.

            2. We vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

      J.    Management Proposals to Reprice Options

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

                  -     Historic trading patterns

                  -     Rationale for the repricing

                  -     Value-for-value exchange

                  -     Option vesting

                  -     Term of the option

                  -     Exercise price

                  -     Participation

      K.    Shareholder Proposals Recording Executive and Director Pay

            1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

            2. We vote against shareholder proposals requiring director fees be paid in stock only.

            3. We vote for shareholder proposals to put option repricing to a shareholder vote.

            4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9)   State/Country of Incorporation

      A.    Voting on State Takeover Statutes

            1. We vote for proposals to opt out of state freezeout provisions.

            2. We vote for proposals to opt out of state disgorgement provisions.

      B.    Voting on Re-incorporation Proposals

            1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

      C.    Control Share Acquisition Provisions

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            1. We vote against proposals to amend the charter to include control share acquisition provisions.

            2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

            3. We vote for proposals to restore voting rights to the control shares.

            4. We vote for proposals to opt out of control share cashout statutes.

(10)  Mergers and Corporate Restructuring

      A.    Mergers and Acquisitions

            1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

      B.    Corporate Restructuring

            1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

      C.    Spin-offs

            1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

      D.    Asset Sales

            1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

      E.    Liquidations

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      F.    Appraisal Rights

            1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

      G.    Changing Corporate Name

            1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

      H.    Conversion of Securities

            1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

      I.    Stakeholder Provisions

            1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

(11)  Social and Environmental Issues

      A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

            1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

            2.    the percentage of sales, assets and earnings affected;

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

            4. whether the issues presented should be dealt with through government or company-specific action;

            5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

            6. whether the company's analysis and voting recommendation to shareholders is persuasive;

            7.    what other companies have done in response to the issue;

            8.    whether the proposal itself is well framed and reasonable;

            9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

            10. whether the subject of the proposal is best left to the discretion of the board.

      B. Among the social and environmental issues to which we apply this analysis are the following:

            1.    Energy and Environment

            2.    Equal Employment Opportunity and Discrimination

            3.    Product Integrity and Marketing

            4.    Human Resources Issues

(12)  Miscellaneous

      A.    Charitable Contributions

            1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

      B.    Operational Items

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

            3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

            4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

            5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

            6. We vote against proposals to approve other business when it appears as voting item.

      C.    Route Agenda Items

            In some markets, shareholders are routinely asked to approve:

            -     the opening of the shareholder meeting

            - that the meeting has been convened under local regulatory requirements

            -     the presence of a quorum

            -     the agenda for the shareholder meeting

            -     the election of the chair of the meeting


            -     regulatory filings

            -     the allowance of questions

            -     the publication of minutes

            -     the closing of the shareholder meeting

            We generally vote for these and similar routine management proposals.

      D.    Allocation of Income and Dividends

      We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

      E.    Stock (Scrip) Dividend Alternatives

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            1.    We vote for most stock (scrip) dividend proposals.

            2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(13) CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.

VI.   DISCLOSURE OF PROXY VOTING

CAM employees may not disclose to others outside of CAM (including employees of other Citigroup business units) how CAM intents to vote a proxy absent prior approval from CAM Legal/Compliance, except that a CAM investment professional may disclose to a non-Citigroup employee how it intends to vote without obtaining prior approval from CAM Legal/Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by CAM personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) CAM has voting power with respect to less than 5% of the outstanding common stock of the company.

If a CAM employee receives a request to disclose CAM's proxy voting intentions to, or is otherwise contacted by, another person outside of CAM (including an employee of another Citigroup business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify CAM Legal/Compliance.

VII.  RECORD KEEPING AND OVERSIGHT

CAM shall maintain the following records relating to proxy voting:

            -     a copy of these policies and procedures;

            -     a copy of each proxy form (as voted);

            - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

            - documentation relating to the identification and resolution of conflicts of interest;

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            - any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and

            - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                   APPENDIX A

                                   MEMORANDUM

To:        All CAM North America Region Employees

From:      CAM Legal and Compliance

Date:      July ____, 2003

Re: New CAM North America Region Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting


Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Attached to this memorandum is a copy of CAM North America Region Proxy Voting Policies and Procedures that have been updated, effective as of July 2003, to comply with a new SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (I) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM'S BUSINESS, AND (II) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.

      The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM's stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.

      The updated proxy voting policies and procedures reflect two major changes. First, Section VI (Recordkeeping and Oversight) of the updated policies and procedures sets forth detailed recordkeeping requirements relating to the proxy voting process, as required by the new SEC rule. CAM Compliance will be working with affected groups to make sure that we are complying with the new record retention requirements. Second, Section IV (Conflicts of Interest) of the updated policies and procedures sets forth procedures designed to identify and address material conflicts of interest that may arise between CAM's interests and those of its clients before proxies are voted on behalf of such clients, as required by the new SEC rule.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM affiliate client relationships(1) which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM's proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.

      A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM's business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM's vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Citigroup, tried to exert pressure to influence CAM's proxy vote.(2) Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.

      As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted.(3) As described in the

--------------------------
(1),(2) As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g., investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons bring such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer.

(3) Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that CAM employees should report all conflicts of interest of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

      The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                   APPENDIX B

                         PROXY VOTING COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Wayne Lin
Amanda Suss

LEGAL REPRESENTATIVES

George Shively
Leonard Larrabee
Thomas Mandia

COMPLIANCE REPRESENTATIVES

Andrew Beagley
Jeffrey Scott

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                       OECHSLE INTERNATIONAL ADVISORS, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

      On January 31, 2003, the Securities and Exchange Commission adopted rules and rule amendments under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 that address an adviser's fiduciary obligation to clients who have given the adviser authority to vote their proxies.

      Oechsle International Advisors, LLC ("Oechsle") has adopted and implemented Proxy Voting Policies and Procedures ("Policies and Procedures") that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Oechsle's fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 and SEC Rule 38 a-1 under the Investment Company Act of 1940. In addition, these Polices and Procedures reflect the long-standing standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 (July 29, 1994). Finally, the Policies and Procedures address the standards that apply to the voting of proxies, how to obtain a copy of these Policies and Procedures and how a client may obtain information regarding the votes cast on the client's behalf.

GENERAL STATEMENT

      Oechsle considers client proxies to be a significant corporate asset and regards proxy voting as an important fiduciary function. Proxy voting is informed by Oechsle's responsibility to exercise the duty of loyalty and care and uphold the best interests of shareholders. Oechsle votes proxies in what Oechsle believes to be the best interests of clients given the relevant facts and circumstances and Oechsle's good faith determination. Oechsle's authority to vote client proxies usually is established under the investment management agreement executed by the client. In an instance where the authority is not explicitly granted, Oechsle seeks clarification from the client regarding authority to vote.

      The proxies voted by Oechsle emanate from issuers who are typically based overseas. In the international arena, differences in the level of disclosure ( i.e., limited or less timely information) and in the regulatory framework of each country give rise to significant variations in corporate governance structures and the types of proposals featured on the shareholder meeting agendas. Due to the diversity and complexity associated with international proxy voting, Oechsle is supported in its efforts by an independent third party proxy service that maintains extensive, predetermined proxy voting guidelines and provides: research and analysis, recommendations on the manner in which to vote issues, administration and record keeping services. Under certain circumstances, Oechsle may deviate from the predetermined proxy voting guidelines and / or recommendations and may supplement research and analysis with its own. Generally, Oechsle adheres to the predetermined guidelines and recommendations of the third party proxy service,

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

based on the third party service's research and analysis, because its guidelines, recommendations and research are: independent, impartial, and based on an in-depth scrutiny of the company, the issue, or other salient factors of a proposal.

CORE PRINCIPLES

      UPHOLDING THE CLIENT'S BEST INTEREST. Oechsle views the fundamental principle governing proxy voting as maximizing shareholder value and voting in the client's best interest.

      Predetermined Voting. Oechsle's policies generally call for proxy issues to be cast in accordance with the guidelines and recommendations of its independent third party proxy service. The third party proxy service's guidelines generally call for voting in a predetermined manner although certain issues are subject to a case-by-case review and analysis by the third party proxy service. Oechsle will depart from the predetermined guidelines, approach and recommendations of its independent third party proxy service in limited instances and vote based on its best determinations at the time taking relevant circumstances into account (e.g., when mitigation of conflicts of interest necessitate such action or when the third party proxy service's recommendation is believed not to sufficiently uphold shareholder interests).

      CLIENT ORIENTED. Oechsle's procedures encompass the collective and individual needs of clients. In particular, Oechsle adheres to the proxy voting guidelines of clients who provide them to Oechsle or who issue directives indicating that they wish to have proxies voted in a particular manner.

      POTENTIAL CONFLICTS OF INTEREST. Oechsle prohibits inappropriate influence, direction or manipulation in the voting of proxies by any person or entity whether affiliated or unaffiliated. Those assigned responsibility for proxy voting are to perform their duties and responsibilities objectively and impartially and in the best interests of shareholders without regard for any personal gain or benefit (including gain or benefit on the part of relatives, friends or any acquaintance) or gain or benefit to Oechsle or any person or entity associated with, related to or involved with Oechsle. The following are examples of such potential conflicts:

      - A principal or other employee of Oechsle serves in the capacity of a board member of an issuer that solicits proxies of securities in which client accounts are invested1(1).

      - A principal or other employee of Oechsle has inappropriate contact with proxy proposal proponents, corporate directors or candidates for directorship for purposes of influencing the voting of proxies.

-------------------------
(1) Under Oechsle's Code of Ethics (the "Code"), "access" persons must obtain specific authorization to serve as members of a board of directors. All Oechsle employees are "access" persons. For purposes of these Policies and Procedures, board membership is monitored by means of reporting required under the Code.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      - Oechsle votes the proxies of an issuer that is a client or is being pursued as a client.

MITIGATION OF CONFLICT. Oechsle seeks to neutralize opportunities to influence or manipulate proxy voting by:

- Voting in accordance with the predetermined guidelines and recommendations of Oechsle's independent third party proxy service or in accordance with the guidelines and directives of the client. In the instance of deviation from the predetermined guidelines and recommendations of Oechsle's third party proxy voting service, Oechsle requires documentation of the matter, certification of the rationale and authorization of the Chief Operating Officer, General Counsel or the Chief Compliance Officer.

- Insulating the proxy voting process from influence by permitting only designated personnel, whose roles and responsibilities are defined in these Policies and Procedures, to engage in the voting of proxies, supplement analysis or intervene in the determination of proxy votes to be cast and other tasks associated with proxy voting.

- Requiring principals and other employees to disclose to the Chief Operating Officer, General Counsel or the Chief Compliance Officer conflicts of interest in the form of any communication or other interaction intended to improperly influence proxy voting (e.g., an internal or external party offers a gift if a principal or employee exerts influence so that votes are cast for a reason other than the maximization of shareholder interests in exchange for a business opportunity or a gift), in particular on the part of an issuer soliciting proxies of securities that are held in client accounts including: board members, corporate directors, candidates for directorships or other proxy proposal proponents.

- Mandating that those who are delegated responsibility under these Policies and Procedures inform the Chief Investment Officer, General Counsel or the Chief Compliance Officer of any instance or effort to influence or manipulate the voting of proxies (excluding the receipt of written proxy solicitation materials or routine inquiries from proxy solicitation firms).

LIMITATIONS. Oechsle assumes no responsibility for proxy voting when:

      - The client has entered into a securities lending program and shares have been loaned and are not available for purposes of voting.

      - The securities have been sold short as permitted under the guidelines of a client account.

      - The costs of voting are unjustifiably high. With respect to ERISA accounts the Department of Labor has clarified that fiduciaries must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision whether voting a given proxy proposal is prudent and solely in the interests of the plan's participants and beneficiaries. The fiduciary's decision is to take into account the effect that the plan's vote, either by itself or together with other votes, is expected to have on the value of the plan's investment and whether this expected effect would outweigh the cost

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      of voting. Similarly, the SEC acknowledged this principle when adopting Rule 206(4)-6 under the Investment Advisers Act of 1940.

      With regard to all accounts, it is Oechsle's general policy that in instances where voting requires attendance at a shareholder meeting in a foreign country or other requirement that Oechsle deems to be disproportionate to the benefits to shareholders that accrue from voting, shares will not be voted.

      - When voting the proxy has no material effect on a shareholder's economic interest or the value of the shares the account holds are indeterminable or insignificant, limited responsibility or abstention may apply.

      - Proxies are not provided expeditiously by the issuer or the issuer's agent to Oechsle's third party proxy service.

      - Share blocking restrictions prevent the voting of proxies. Some issuers prohibit the sale of proxies between the date voted and the date of the shareholder annual general meeting. In the instance of an issuer that imposes share blocking restrictions, Oechsle reserves the right not to vote proxies if it deems the client's interests to be better served by not voting in order to preserve the flexibility to sell the shares during the "blocked" period.

CLIENT DIRECTION. Oechsle is responsive to client proxy voting policies and directives and defers to those policies and directives when provided. This may result in inconsistent votes for different client accounts.

BASIS FOR FORMULATION. Oechsle's determinations regarding the voting of proxies are based on the predetermined guidelines, research and analysis provided by its independent third party proxy service (which Oechsle may supplement with its own research and analysis or information provided by other sources). Oechsle has selected its third party proxy voting service because the third party proxy service has formulated global guidelines and procedures that are based on the maximization of shareholder interests and specific guidelines and procedures applicable to specific countries based on the economic, social and political circumstances of each country. The third party proxy service provides recommendations regarding votes to which Oechsle typically conforms because they result from an independent, impartial process that is based on in-depth scrutiny of the issue and its salient factors.

Deviation from the predetermined polices and recommendations may occur to mitigate conflicts of interest or to cast a vote that is revised to better uphold shareholder interests when it is believed that adhering to the predetermined guidelines and / or recommendations is not as supportive of shareholder interests in part or whole.

SHAREHOLDER ACTIVISM. Although Oechsle may engage in dialogue with management regarding pending voting issues, Oechsle does not typically engage in any form of shareholder activism with regard to pending proxy issues.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

OVERSIGHT. Oechsle's Executive Committee has ultimate responsibility for the firm's proxy voting program. Oechsle's Executive Committee has delegated responsibility internally for:

      - Execution of the proxy voting process and program.

      - Monitoring the status of operations.

      - Resolving issues and concerns that arise in the course of operations.

      - Informing the Executive Committee as necessary of issues and the overall status of the proxy voting process and program.

      - Review and assessment of these Policies and Procedures.

AVAILABILITY OF POLICIES AND PROCEDURES. Clients may obtain Oechsle's Policies and Procedures from Oechsle's Proxy Coordinator. Typically, requests will be fulfilled within 15 days of receipt of the request and may be placed by:

      WRITING to the Proxy Coordinator and requesting a copy of Oechsle's Proxy Policies and Procedures at:

            Oechsle International Advisors, LLC
            Att:  Proxy Coordinator
            One International Place, 23rd Floor
            Boston, MA 02110

      EMAILING the Proxy Coordinator at ProxyRequest@oechsle.com and requesting the Proxy Policies and Procedures.

      CALLING the Proxy Coordinator at 617-330-8810 and requesting the Proxy Policies and Procedures.

AVAILABILITY AND DISCLOSURE OF VOTES. Oechsle will arrange for the release of voting information in written form through its third party proxy voting service typically within 15 days of receipt of the request for information as follows:

      Clients. Upon written request to the Proxy Coordinator (at the address above) by a party known to be authorized by the client, Oechsle will provide information regarding proxies voted on behalf of that client only to the requesting party. Information regarding the voting of shares on behalf of other clients will not be provided by Oechsle.

            The information to be supplied is:

                  -     The name of the issuer of the security.

                  -     The exchange ticker symbol of the portfolio security.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                  -     The shareholder meeting date.

                  -     A brief identification of the matter voted on.

                  - Whether the matter was proposed by an issuer or by a security holder.

                  -     Whether a vote was cast.

                  -     How the vote was cast, i.e., for, against or abstain.

                  -     Whether the vote was for or against management.

      Third Parties. Typically, Oechsle will not release information with regard to the voting of proxies to third parties. Only in the instance of written authorization by the client empowering Oechsle to provide the information to a third party will Oechsle release information pertaining to the votes cast, which will be limited to information pertaining to the votes cast on behalf of that specific client.

RESPONSIBILITY AND OVERSIGHT

      DESIGNATED RESPONSIBILITY. Oechsle's Executive Committee has adopted these Policies and Procedures to conform with SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and the requirements of SEC Rule 38a-1 of the Investment Company Act of 1940 in its role as sub-advisor to registered investment companies. It is the determination of the Executive Committee that:

            - The PROXY COORDINATOR is to administer and manage the proxy voting process and program.

            - The PROXY CONSULTANT is the member of the Investment Team assigned to an issuer of securities who is to provide guidance and direction to the Proxy Coordinator in the review of substantive issues relating to the issuer. Proxy Consultants are to intervene and recommend a vote that deviates from the predetermined proxy guidelines and / or recommendations when they conclude that the predetermined guidelines and / or recommendations do not support shareholder interests.

            - COMPLIANCE is to review these Policies and Procedures periodically for adequacy and sufficiency.

            - The TRADING AND BROKERAGE ALLOCATION COMMITTEE is to monitor the status of the proxy voting process and program..

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            - The CHIEF OPERATING OFFICER, GENERAL COUNSEL AND / OR CHIEF COMPLIANCE OFFICER, in conjunction with the Proxy Coordinator, are to address and resolve issues and concerns on an ongoing basis, authorize or deny deviations from predetermined guidelines and / or recommendations and report to the Executive Committee as necessary.

SPECIFIC DUTIES AND RESPONSIBILITIES

      THE PROXY COORDINATOR. The Proxy Coordinator is instrumental to the conduct of the proxy voting process and program. He is to:

      - Manage the relationship with the independent third party proxy service provider.

      - Administer the process by performing certain functions, including but not limited to:

                  Establish accounts for clients who have authorized the voting of proxies through the third party proxy voting service.

                  Obtain proxy solicitation materials made generally available to the issuer's security holders regarding the shareholder annual meeting, voting dates and votes to be cast.

                  Obtain information about the research and analysis and the voting recommendation from the third party proxy service; review the material and:

                        - Determine if a conflict of interest appears to exist2. Perceived conflicts of interest in the casting of votes are to be reviewed with the Chief Operating Officer, General Counsel or the Chief Compliance Officer.

                        - Verify that the recommended vote conforms to the client's proxy guidelines or directives if applicable.

                        - If requested by the Proxy Consultant, deviate from the predetermined guidelines and / or recommendation of Oechsle's third party proxy service and revise the vote as instructed by the Proxy Consultant. This necessitates the completion of a Proxy Vote Deviation Form which is to: contain the rationale for the deviation; be certified by the Proxy Consultant; authorized by the Chief Operating Officer, General Counsel or the Chief Compliance Officer; and be accompanied by supplemental research, if any.

                        - Instruct the third party proxy service of the vote to be cast.

                        -     Ensure records are properly maintained.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                  - Report annually to the Trading and Brokerage Allocation Committee on matters including but not limited to: the status of proxy voting operations, the performance of the third party proxy service provider, conflicts of interest and their resolution, deviations from the predetermined proxy guidelines and recommendations, requests received for these Policies and Procedures and requests received for votes (other than routine proxy solicitations).

                  - Inform the Chief Operating Officer, General Counsel or the Chief Compliance Officer of issues and concerns as necessary and assist in the resolution of issues.

                  - Complete the Proxy Vote Deviation Form as necessary, obtain signatures and authorizations to revise votes and maintain copies of the Proxy Vote Deviation Form.

                  -     Fulfill requests for these Policies and Procedures.

                  - Fulfill and maintain records of client requests for proxy votes.

      PROXY CONSULTANT. The Proxy Consultant is the member of the Investment Team assigned to research and analyze a specific issuer. The duties of the Proxy Consultant are to:

            Maintain an informed position with regard to the issuer's proxy issues deemed relevant and advise and guide the Proxy Coordinator on substantive proxy issues as necessary.

            Initiate and inform the Proxy Coordinator of revisions to votes and deviations to be made varying from the predetermined guidelines and / or recommendations. The Proxy Consultant shall certify the rationale regarding the deviation on the Proxy Vote Deviation Form and provide supplemental research associated with the deviation, if any.

      COMPLIANCE. Compliance is to review procedures periodically to ensure that the scope and operations of the proxy voting process and program meet the applicable regulatory requirements and are appropriate and sufficient. The Chief Compliance Officer assists in the resolution of issues involving conflicts of interest. The Chief Compliance Officer will inform the Proxy Coordinator of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the Chief Compliance Officer.

      TRADING AND BROKERAGE ALLOCATION COMMITTEE. The Trading and Brokerage Allocation Committee ("TBAC") is to monitor the proxy voting process and program by means of the annual report presented by the Proxy Coordinator. The TBAC is to evaluate the

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      operations of the program and provide recommendations to the Proxy Coordinator, the Chief Operating Officer, the General Counsel, the Chief Compliance Officer or the Executive Committee as necessary.

      THE CHIEF OPERATING OFFICER, GENERAL COUNSEL AND CHIEF COMPLIANCE OFFICER. The Chief Operating Officer, General Counsel and Chief Compliance Officer are to: authorize or deny deviations from the predetermined policies and recommendations as necessary and apprise one another of and address conflicts of interest, other issues and concerns as they are observed, reported by the Proxy Coordinator, reported by internal or external parties or otherwise known. They are to inform the Executive Committee of issues as necessary.

PROCEDURES

      PROCESS FOR THE VOTING OF PROXIES.

      AUTHORIZATION TO VOTE. As new and revised client investment management agreements are received, Legal / Compliance is to review to determine if the client has authorized Oechsle to vote proxies and notify the Proxy Coordinator. If the matter is unclear, Legal / Compliance shall pursue clarification from the client.

      INTERACTION WITH THIRD PARTY VOTING SERVICE. The Proxy Coordinator is to notify the third party proxy voting service and establish an account for each client who has authorized proxy voting. Similarly, the Proxy Coordinator shall notify the client's custodian that proxies are to be supplied to the third party proxy service.

      Weekly, the Proxy Coordinator shall transmit information about the holdings of each account to the third party proxy voting service to update its records regarding the positions held in client accounts for which proxy voting is authorized. The third party proxy voting service reconciles ballots and contacts custodians for missing proxies.

      REVIEW. The Proxy Coordinator shall obtain information from the third party proxy service about the annual meeting date, the votes to be cast, the analysis of the issue and the recommendations of the independent third party proxy service. The Proxy Coordinator shall review for conflicts of interest and notify the Chief Operating Officer, General Counsel or the Chief Compliance Officer regarding any perceived conflicts of interest and participate as needed in resolution of the issue.

      If informed by the Proxy Consultant of the need to depart from the predetermined guidelines and / or recommendations, the Proxy Coordinator shall initiate the process, document the deviation on the Proxy Vote Deviation Form and obtain all required

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      certifications, authorizations and supplemental research from the Proxy Consultant, if any.

      VOTE. The Proxy Coordinator shall instruct the third party proxy service of the vote to be cast and advise the third party proxy service to cast the vote in a timely manner, only in the event that Oechsle feels the need to deviate from the third party service's recommendation.

      DOCUMENTATION/REPORTS. The Proxy Coordinator shall document the proxy voting deviation process, ensure completion of he Proxy Voting Deviation Form, obtain certifications and authorizations as necessary and accompany with supplemental research, if any.

      The Proxy Coordinator shall retain a copy of the annual report to the TBAC

      RECORD KEEPING. Oechsle shall maintain the following records:

      1.    A copy of these Policies and Procedures;

      2.    A record of each proxy statement received.

      3.    A record of each vote cast.

      4. Records pertaining to the decision surrounding the casting of the vote. These include: the research, analysis and recommendation of the third party proxy service; when applicable, a completed Proxy Voting Deviation Form; and additional research (if any) provided by the Proxy Consultant

      5. Each written client request for proxy voting records and the response to any client request for such records.

      The Proxy Coordinator, in conjunction with the independent third party proxy service, maintains items 2 through 5. Compliance maintains item 1.

      DURATION. Proxy voting books and records are maintained by Oechsle or on behalf of Oechsle by its third party proxy service for a period of six years.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                          STATE STREET GLOBAL ADVISORS

                               PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

      1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

      2)    provides the client with this written proxy policy, upon request;

      3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

      4)    matches proxies received with holdings as of record date;

      5) reconciles holdings as of record date and rectifies any discrepancies;

      6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

      7)    documents the reason(s) for voting for all non-routine items; and

      8) keeps records of such proxy voting available for inspection by the client or governmental agencies

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conf lict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conf lict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

      - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards

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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      -     Approval of auditors

      -     Directors' and auditors' compensation

      -     Directors' liability and indemnification

      -     Discharge of board members and auditors

      -     Financial statements and allocation of income

      - Dividend payouts that are greater than or equal to country and industry standards

      -     Authorization of share repurchase programs

      -     General updating of or corrective amendments to charter

      -     Change in Corporation Name

      -     Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

      - Capitalization changes which eliminate other classes of stock and voting rights

      - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

      - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

      -     Elimination of "poison pill" rights

      - Stock purchase plans with an exercise price of not less that 85% of fair market value

      -     Stock option plans which are incentive based and not excessive

      -     Other stock-based plans which are appropriately structured

      -     Reductions in super-majority vote requirements

      -     Adoption of anti-"greenmail" provisions

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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

      - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

      - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      -     Elimination of Shareholders' Right to Call Special Meetings

      -     Establishment of classified boards of directors

      - Reincorporation in a state which has more stringent anti-takeover and related provisions

      - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

      -     Excessive compensation

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

      -     Adjournment of Meeting to Solicit Additional Votes

      - Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

      - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

      - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

      - Against offers when there are prospects for an enhanced bid or other bidders

      - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      -     Requirements that auditors attend the annual meeting of shareholders

      - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

      - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

      - Mandates that amendments to bylaws or charters have shareholder approval

      -     Mandates that shareholder-rights plans be put to a vote or repealed

      -     Establishment of confidential voting

      - Expansions to reporting of financial or compensation-related information, within reason

      -     Repeals of various anti-takeover related provisions

      -     Reduction or elimination of super-majority vote requirements

      -     Repeals or prohibitions of "greenmail" provisions

      -     "Opting-out" of business combination provisions

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

      - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

      - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

      -     Limits to tenure of directors

      - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      -     Restoration of cumulative voting in the election of directors

      - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

      - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      - Proposals which require inappropriate endorsements or corporate actions

      - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

      - Proposal asking companies to adopt full tenure holding periods for their executives

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conf lict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conf licts very seriously. While FM's only goal in addressing any such potential conf lict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conf lict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conf lict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

      1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

      2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

      3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

      5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                       TCW
                             SUMMARY OF PROXY VOTING
                            GUIDELINES AND PROCEDURES
                                 (JANUARY 2004))

INTRODUCTION

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines and procedures (the "Guidelines"). The Proxy Committee meets quarterly (or at such other frequency as determined by the Proxy Committee) to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the "Outside Service") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

PHILOSOPHY

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

GUIDELINES

The proxy voting decisions set forth below describe only a few of the more significant decisions covered by the Guidelines. For a complete list, the Guidelines themselves must be consulted.

GOVERNANCE

      - For uncontested director nominees and management nominees in contested elections

      - For ratification of auditors unless the previous auditor was dismissed because of a disagreement with management or if the non-audit services exceed 51% of fees

      -     For independent nominating, audit, and compensation committees

CAPITAL STRUCTURE

      - Against authorization of preferred stock if the board has unlimited rights to set the terms and conditions

      - Against issuance or conversion of preferred stock if the shares have voting rights superior to those of other shareholders

      - Against reverse stock split if no proportional reduction in the number of authorized shares

MERGERS AND RESTRUCTURING

      -     For mergers, acquisitions, recapitalizations, and restructurings

BOARD OF DIRECTORS

      - For proposals to limit the liability of directors, and against proposals to indemnify directors and officers

      - Against proposals to give the board the authority to set the size of the board without shareholder approval

      - Against proposals to eliminate or limit shareholders' right to act by written consent

      - Against proposals to establish or increase supermajority vote requirements

      -     Against mandatory retirement or tenure for directors.

ANTI-TAKEOVER PROVISIONS

      - For proposals to repeal classified boards and against proposals to adopt classified boards

      - For proposals to provide equal access to proxy materials for shareholders

      -     Against proposals to ratify or adopt poison pill plans

      -     Against proposals establishing fair price provisions

      -     Against proposals to adopt advance notice requirements

      -     Against greenmail and golden parachute payments

COMPENSATION

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      - Decide on a case-by-case basis the adoption of any stock option plan if the plan dilution is more than 15% of outstanding common stock or the potential dilution for all company plans, including the one proposed, is more than 20% of outstanding common stock

      - Decide on a case-by-case basis the adoption of any stock award plan if the plan dilution is more than 5% of the outstanding common equity or the potential dilution of all plans, including the one proposed, is more than 10% of the outstanding common equity

      - Decide on a case-by-case basis the approval of any one-time stock option or stock award if the proposed dilution is more than 15% of the outstanding common equity

      - Against an employee stock purchase plan if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value

      - Decide on a case-by-case basis the adoption of a director stock option plan if the plan dilution is more than 5% of outstanding common equity or the potential dilution of all plans, including the one proposed, is more than 10% of outstanding common equity

MISCELLANEOUS ISSUES

      - For studies and reports on certain human rights, forced labor, political spending, environmental, and affirmative action issues

      - Against required corporate action or changes in policy with respect to social issues

CONFLICT RESOLUTION

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW's Proxy Specialist (the "Proxy Specialist"), who will maintain such documentation in TCW's proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager's vote, she will obtain the approval of TCW's Director of Research (the "Director of Research") for the vote before submitting it. The Director of Research will review the portfolio manager's vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW's clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW's total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to vo ting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) the Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes the Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                       TCW

                     PROXY VOTING GUIDELINES AND PROCEDURES
                                 (JANUARY 2004)

INTRODUCTION

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted these proxy voting guidelines and procedures (the "Guidelines"). The Proxy Committee meets quarterly (or at such other frequency as determined by the Proxy Committee) to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the "Outside Service") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

PHILOSOPHY

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

GUIDELINES

The proxy voting decisions set forth below refer to proposals by company management except for the categories of "Shareholder Proposals" and "Social Issue Proposals." The voting decisions in these latter two categories refer to proposals by outside shareholders.

GOVERNANCE

            -     FOR director nominees in uncontested elections

            -     FOR management nominees in contested elections

            - FOR ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            -     FOR changing the company name

            -     FOR approving other business

            -     FOR adjourning the meeting

            -     FOR technical amendments to the charter and/or bylaws

            -     FOR approving financial statements

CAPITAL STRUCTURE

            -     FOR increasing authorized common stock

            -     FOR decreasing authorized common stock

            -     FOR amending authorized common stock

            - FOR the issuance of common stock, except against if the issued common stock has superior voting rights

            -     FOR approving the issuance or exercise of stock warrants

            - FOR authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

            - FOR increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

            -     FOR decreasing authorized preferred stock

            -     FOR canceling a class or series of preferred stock

            -     FOR amending preferred stock

            - FOR issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

            -     FOR eliminating preemptive rights

            -     FOR creating or restoring preemptive rights

            -     AGAINST authorizing dual or multiple classes of common stock

            - FOR eliminating authorized dual or multiple classes of common stock

            - FOR amending authorized dual or multiple classes of common stock

            - FOR increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

            -     FOR a stock repurchase program

            -     FOR a stock split

            - FOR a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

MERGERS AND RESTRUCTURING

            -     FOR merging with or acquiring another company

            -     FOR recapitalization

            -     FOR restructuring the company

            -     FOR bankruptcy restructurings

            -     FOR liquidations

            -     FOR reincorporating in a different state

            -     FOR a leveraged buyout of the company

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            -     FOR spinning off certain company operations or divisions

            -     FOR the sale of assets

            -     AGAINST eliminating cumulative voting

            -     FOR adopting cumulative voting

BOARD OF DIRECTORS

            -     FOR limiting the liability of directors

            -     FOR amending director liability provisions

            -     AGAINST indemnifying directors and officers

            - AGAINST amending provisions concerning the indemnification of directors and officers

            -     FOR setting the board size

            - FOR allowing the directors to fill vacancies on the board without shareholder approval

            - AGAINST giving the board the authority to set the size of the board as needed without shareholder approval

            - FOR a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

            - FOR non-technical amendments to the company's certificate of incorporation, except against if an amendment would have the effect of reducing shareholders' rights

            - FOR non-technical amendments to the company's by laws, except against if an amendment would have the effect of reducing shareholder's rights

ANTI-TAKEOVER PROVISIONS

            -     AGAINST a classified board

            -     AGAINST amending a classified board

            -     FOR repealing a classified board

            - AGAINST ratifying or adopting a shareholder rights plan (poison pill)

            -     AGAINST redeeming a shareholder rights plan (poison pill)

            - AGAINST eliminating shareholders' right to call a special meeting

            -     AGAINST limiting shareholders' right to call a special meeting

            -     FOR restoring shareholders' right to call a special meeting

            - AGAINST eliminating shareholders' right to act by written consent

            -     AGAINST limiting shareholders' right to act by written consent

            -     FOR restoring shareholders' right to act by written consent

            - AGAINST establishing a supermajority vote provision to approve a merger or other business combination

            - FOR amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

            - FOR eliminating a supermajority vote provision to approve a merger or other business combination

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            - AGAINST adopting supermajority vote requirements (lock- ins) to cha nge certain bylaw or charter provisions

            - AGAINST amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

            - FOR eliminating supermajority vote requirements (lock- ins) to change certain bylaw or charter provisions

            - AGAINST expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

            - AGAINST establishing a fair price provision - AGAINST amending a fair price provision

            -     FOR repealing a fair price provision

            -     FOR limiting the payment of greenmail

            - AGAINST adopting advance notice requirements - FOR opting out of a state takeover statutory provision

            -     AGAINST opt into a state takeover statutory provision

COMPENSATION

            - FOR adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

            - FOR amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

            - FOR adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

            -     FOR limiting per-employee option awards

            -     FOR extending the term of a stock incentive plan for employees

            - FOR adopting a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

            - FOR amending a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

            - FOR adding shares to a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            - FOR adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value

            - FOR amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock's fair market value

            - FOR adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value

            - FOR adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

            - FOR amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

            - FOR adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

            - FOR adopting a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

            - FOR amending a stock award plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

            - FOR adding shares to a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

            -     FOR approving an annual bonus plan

            -     FOR adopting a savings plan

            - FOR granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

            - FOR adopting a deferred compensation plan FOR approving a long-term bonus plan

            -     FOR approving an employment agreement or contract

            -     FOR amending a deferred compensation plan

            - FOR exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price)

            -     FOR amending an annual bonus plan

            - FOR reapproving a stock option plan or bonus plan for purposes of OBRA

            -     FOR amending a long-term bonus plan

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

            -     FOR requiring shareholder ratification of auditors

            -     AGAINST requiring the auditors to attend the annual meeting

            -     AGAINST limiting consulting by auditors

            -     AGAINST requiring the rotation of auditors

            -     AGAINST restoring preemptive rights

            - FOR asking the company to study sales, spin-offs, or other strategic alternatives

            - FOR asking the board to adopt confidential voting and independent tabulation of the proxy ballots

            - AGAINST asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

            - AGAINST eliminating the company's discretion to vote unmarked proxy ballots.

            - FOR providing equal access to the proxy materials for shareholders

            -     AGAINST requiring the improvement of annual meeting reports

            - AGAINST changing the annual meeting location - AGAINST changing the annual meeting date

            - AGAINST asking the board to include more women and minorities as directors.

            -     AGAINST seeking to increase board independence

            - AGAINST limiting the period of time a director can serve by establishing a retirement or tenure policy

            -     AGAINST requiring minimum stock ownership by directors

            - AGAINST providing for union or employee representatives on the board of directors

            - FOR increasing disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan

            -     FOR increasing the independence of the nominating committee

            -     FOR creating a nominating committee of the board

            -     AGAINST urging the creation of a shareholder committee

            - AGAINST asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

            - AGAINST asking that a lead director be chosen from among the ranks of the non-employee directors

            -     FOR adopting cumulative voting

            - AGAINST requiring directors to place a statement of candidacy in the proxy statement

            - AGAINST requiring the nomination of two director candidates for each open board seat

            - AGAINST making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect

            -     FOR repealing a classified board

            - AGAINST asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

            -     FOR eliminating supermajority provisions

            -     FOR reducing supermajority provisions

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            -     AGAINST repealing fair price provisions

            -     FOR restoring shareholders' right to call a special meeting

            -     FOR restoring shareholders' right to act by written consent

            - FOR limiting the board's discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

            - FOR seeking to force the company to opt out of a state takeover statutory provision

            -     AGAINST reincorporating the company in another state

            -     FOR limiting greenmail payments

            -     AGAINST restricting executive compensation

            -     FOR enhancing the disclosure of executive compensation

            -     AGAINST restricting director compensation

            -     AGAINST capping executive pay

            -     AGAINST calling for directors to be paid with company stock

            -     AGAINST calling for shareholder votes on executive pay

            - AGAINST calling for the termination of director retirement plans

            - AGAINST asking management to review, report on, and/or link executive compensation to non- financial criteria, particularly social criteria

            - AGAINST seeking shareholder approval to reprice or replace underwater stock options

            - FOR banning or calling for a shareholder vote on future golden parachutes

            -     AGAINST seeking to award performance-based stock options

            - AGAINST establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement

            - AGAINST requesting that future executive compensation be determined without regard to any pension fund income - FOR creating a compensation committee

            - AGAINST requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

            -     FOR increasing the independence of the compensation committee

            -     FOR increasing the independence of the audit committee

            -     FOR increasing the independence of key committees

SOCIAL ISSUE PROPOSALS

            - FOR asking the company to develop or report on human rights policies

            - FOR asking the company to review its operations' impact on local groups, except against if the proposal calls for action beyond reporting

            -     AGAINST asking the company to limit or end operations in Burma

            -     FOR asking management to review operations in Burma

            - FOR asking management to certify that company operations are free of forced labor

            - AGAINST asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            - AGAINST asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

            - AGAINST asking management to create a plan of converting the company's facilities that are dependent on defense contracts toward production for commercial markets

            - AGAINST asking management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems

            - AGAINST asking management to report on the company's foreign military sales or foreign offset activities

            - AGAINST asking management to limit or end nuclear weapons production

            -     AGAINST asking management to review nuclear weapons production

            -     AGAINST asking the company to establish
                  shareholder-designated contribution programs

            -     AGAINST asking the company to limit or end charitable giving

            - FOR asking the company to increase disclosure of political spending and activities

            -     AGAINST asking the company to limit or end political spending

            - FOR requesting disclosure of company executives' prior government service

            -     AGAINST requesting affirmation of political nonpartisanship

            - FOR asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

            -     AGAINST severing links with the tobacco industry

            - AGAINST asking the company to review or reduce tobacco harm to health

            - FOR asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

            - FOR asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

            - AGAINST asking the company to take action on embryo or fetal destruction

            - FOR asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

            - FOR asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

            -     AGAINST asking management to endorse the Ceres principles

            - FOR asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

            - FOR asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            - FOR asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

            - FOR asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

            -     AGAINST asking the company to preserve natural habitat

            - AGAINST asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

            - AGAINST requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

            - FOR requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

            - AGAINST asking the company to establish committees to consider issues related to facilities closure and relocation of work

            - FOR asking management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

            - AGAINST asking management to drop sexual orientation from EEO policy

            - AGAINST asking management to adopt a sexual orientation non-discrimination policy

            - FOR asking management to report on or review Mexican operations

            - AGAINST asking management to adopt standards for Mexican operations

            - AGAINST asking management to review or implement the MacBride principles

            - AGAINST asking the company to encourage its contractors and franchisees to implement the MacBride principles

            - FOR asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

            - AGAINST asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization's core labor conventions

            - FOR requesting reports on sustainability, except against if the company has already issued a report in GRI format

CONFLICT RESOLUTION

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW's Proxy Specialist (the "Proxy Specialist "), who will maintain such

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

documentation in TCW's proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager's vote, she will obtain the approval of TCW's Director of Research (the "Director of Research") for the vote before submitting it. The Director of Research will review the portfolio manager's vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW's clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW's total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW will attempt to implement, to the extent appropriate, uniform voting procedures across countries.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                       WELLINGTON MANAGEMENT COMPANY, LLP

                          PROXY POLICIES AND PROCEDURES
                              DATED: MARCH 1, 2005

INTRODUCTION             Wellington Management Company, LLP ("Wellington
                         Management") has adopted and implemented policies and
                         procedures that it believes are reasonably designed to
                         ensure that proxies are voted in the best interests of
                         its clients around the world.
                         Wellington Management's Proxy Voting Guidelines,
                         attached as Exhibit A to these Proxy Policies and
                         Procedures, set forth the guidelines that Wellington
                         Management uses in voting specific proposals presented
                         by the boards of directors or shareholders of companies
                         whose securities are held in client portfolios for
                         which Wellington Management has voting discretion.
                         While the Proxy Voting Guidelines set forth general
                         guidelines for voting proxies, each proposal is
                         evaluated on its merits. The vote entered on a client's
                         behalf with respect to a particular proposal may differ
                         from the Proxy Voting Guidelines.
                         Statement of Policies     As a matter of policy,
                         Wellington Management:

                                  1
                                  Takes responsibility for voting client proxies only upon a client's written request.

                                  2
                                  Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                                  3
                                  Develops and maintains broad guidelines
                                  setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                                  4
                                  Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                  Identifies and resolves all material
                                  proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                                  6
                                  Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                                  7
                                  Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                                  8
                                  Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                                  9
                                  Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND       Wellington Management has a Global Corporate Governance
OVERSIGHT                Committee, established by action of the firm's
                         Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services
                         Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate Governance Committee to develop policies that implement those requirements.
                         Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance Group within the Corporate
                         Operations Department. In addition, the Global
                         Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF             Wellington Management has in place certain procedures
PROCEDURES               for implementing its proxy voting policies.

General Proxy            AUTHORIZATION TO VOTE. Wellington Management will vote
Voting                   only those proxies for which its clients have
                         affirmatively delegated proxy-voting authority.

                         RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                         RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                         RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                         PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                              - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

                              - Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                              - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                    voting conclusions for their clients'
                                    proxies.

                         MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material. If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other                    In certain instances, Wellington Management may be
Considerations           unable to vote or may determine not to vote a proxy on
                         behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                         SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                         SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                         restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                         In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                         LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL               Wellington Management maintains records of proxies
INFORMATION              voted pursuant to Section 204-2 of the Investment
                         Advisers Act of 1940 (the "Advisers Act"), the Employee
                         Retirement Income Security Act of 1974, as amended
                         ("ERISA"), and other applicable laws.

                         Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                       WELLINGTON MANAGEMENT COMPANY, LLP

                                                                       EXHIBIT A
                             PROXY VOTING GUIDELINES
                              DATED: MARCH 1, 2005

INTRODUCTION             Upon a client's written request, Wellington Management
                         Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities.
                         Wellington Management established these Proxy Voting
                         Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                         These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                         Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES        COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                         -  Election of Directors:                 For

                         -  Repeal Classified Board (SP):          For

                         -  Adopt Director Tenure/Retirement       Against
                            Age (SP):

                         -  Minimum Stock Ownership by Directors   Case-by-Case
                            (SP):

                         -  Adopt Director & Officer               For
                            Indemnification:

                         - Allow Special Interest Representation Against to Board (SP):

                         -  Require Board Independence (SP):       For

                         -  Require Board Committees to be         For
                            Independent (SP):

                         - Require a Separation of Chair and CEO Case-by-Case or Require a Lead Director (SP):

                         -  Boards not Amending Policies that      Withhold
                            are Supported Withhold by a Majority   vote*
                            of Shareholders:

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                            * on all Directors seeking election
                            the following year

                         -  Approve Directors' Fees:               For

                         -  Approve Bonuses for Retiring
                            Directors:                             For

                         -  Elect Supervisory Board/Corporate      For
                            Assembly:

                         -  Elect/Establish Board Committee:       For

                         -  Majority Vote on Election of           Case-by-Case
                            Directors (SP):

                         MANAGEMENT COMPENSATION

                         -  Adopt/Amend Stock Option Plans:        Case-by-Case

                         -  Adopt/Amend Employee Stock Purchase    For
                            Plans:

                         -  Approve/Amend Bonus Plans:             Case-by-Case

                         -  Approve Remuneration Policy:           Case-by-Case

                         -  Exchange Underwater Options:           Against

                         -  Eliminate Golden Parachutes (SP):      For

                         -  Expense Future Stock Options (SP):     For

                         -  Shareholder Approval of All Stock      For
                            Option Plans (SP):

                         -  Shareholder Approval of Future         For
                            Severance Agreements Covering
                            Senior Executives (SP):

                         -  Recommend Senior Executives Own and    For
                            Hold Company Stock, not Including
                            Options (SP):

                         -  Disclose All Executive Compensation    For
                            (SP):

                         REPORTING OF RESULTS

                         -  Approve Financial Statements:          For

                         -  Set Dividends and Allocate Profits:    For

                         -  Limit Non-Audit Services Provided by   For
                            Auditors (SP):

                         -  Ratify Selection of Auditors and Set   For
                            Their Fees:

                         -  Elect Statutory Auditors:              For

                         -  Shareholder Approval of Auditors (SP): For

                         SHAREHOLDER VOTING RIGHTS

                         -  Adopt Cumulative Voting (SP):          Against

                         -  Redeem or Vote on Poison Pill          For
                            (SP):

                         -  Authorize Blank Check                  Against
                            Preferred Stock:

                         -  Eliminate Right to Call a              Against
                            Special Meeting:

                         -  Increase Supermajority Vote            Against
                            Requirement:

                         -  Adopt Anti-Greenmail Provision:        For

                         -  Restore Preemptive Rights:             Case-by-Case

                         -  Adopt Confidential Voting (SP):        For

                         -  Approve Unequal Voting Rights:         Against

                         -  Remove Right to Act by                 Against
                            Written Consent:

                         -  Approve Binding Shareholder            Case-by-Case
                            Proposals:

                         CAPITAL STRUCTURE

                         -  Increase Authorized Common Stock:      Case-by-Case

                         -  Approve Merger or Acquisition:         Case-by-Case

                         -  Approve Technical Amendments to        Case-by-Case
                            Charter:

                         -  Opt Out of State Takeover Statutes:    For

                         -  Consider Non-Financial Effects of      Against
                            Mergers:

                         -  Authorize Share Repurchase:            For

                         -  Authorize Trade in Company Stock:      For

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                         -  Approve Stock Splits:                  For

                         -  Approve Recapitalization/              For
                            Restructuring:

                         -  Issue Stock with or without            For
                            Preemptive Rights:

                         -  Issue Debt Instruments:                For

                         SOCIAL ISSUES

                         -  Endorse the Ceres Principles (SP):     Case-by-Case

                         -  Disclose Political and PAC Gifts (SP): For

                         -  Require Adoption of International      Case-by-Case
                            Labor Organization's Fair Labor
                            Principles (SP):

                         -  Report on Sustainability (SP):         Case-by-Case

                         MISCELLANEOUS

                         -  Approve Other Business:                Abstain

                         -  Approve Reincorporation:               Case-by-Case

                         -  Approve Third Party Transactions:      Case-by-Case

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                  WESTERN ASSET

PROCEDURE:                PROXY VOTING

DEPARTMENTS IMPACTED:     INVESTMENT MANAGEMENT, COMPLIANCE, INVESTMENT SUPPORT,
                          CLIENT SERVICES

REFERENCES:               WA COMPLIANCE MANUAL - SECTION R - PROXY VOTING WAML
                          COMPLIANCE MANUAL - SECTION 4.11 - PROXY VOTING
                          INVESTMENT ADVISERS ACT RULE 206(4)-6 AND RULE 204-2
                          ERISA DOL BULLETIN 94-2 C.F.R. 2509.94-2

EFFECTIVE:                AUGUST 1, 2003

                                   BACKGROUND

Western Asset Management Company ("WA") and Western Asset Management Company Limited ("WAML") (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

                                     POLICY

Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

                        Western Asset Management Company
                  117 East Colorado Blvd. Pasadena, CA 91105 -
                    Tel: (626) 844-9400 - Fax: (626) 844-9450

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                   PROCEDURES

Responsibility and Oversight

The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

      a.    Proxies are reviewed to determine accounts impacted.

      b. Impacted accounts are checked to confirm Western Asset voting authority.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

      c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

      d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

      e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

      f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

      a.    A copy of Western Asset's policies and procedures.

      b.    Copies of proxy statements received regarding client securities.

      c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

      d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

      e.    A proxy log including:

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            1.    Issuer name;

            2.    Exchange ticker symbol of the issuer's shares to be voted;

            3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

            4.    A brief identification of the matter voted on;

            5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

            6.    Whether a vote was cast on the matter;

            7.    A record of how the vote was cast; and

            8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset's proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

      1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

      2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

      3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

                                VOTING GUIDELINES

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.    Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

      1. Matters relating to the Board of Directors Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

            a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

            b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

            c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

            d. Votes are cast on a case-by-case basis in contested elections of directors.

      2.    Matters relating to Executive Compensation

      Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

            a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

            b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

            c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

            d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

      3.    Matters relating to Capitalization

      The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

            a. Western Asset votes for proposals relating to the authorization of additional common stock.

            b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

            c. Western Asset votes for proposals authorizing share repurchase programs.

      4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

      Western Asset votes these issues on a case-by-case basis on board-approved transactions.

      5.    Matters relating to Anti-Takeover Measures

      Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

            a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

            b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

      6.    Other Business Matters

      Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                  appointment of auditors and procedural matters relating to the shareholder meeting.

            a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

            b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.   Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

      1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

      2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

      3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.  Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

      1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

      2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.   Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

      1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

      2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

      3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

      4.    Western Asset votes on a case-by-case basis on proposals relating to
            (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                                     PART C
                                OTHER INFORMATION

ITEM 23.    EXHIBITS.

      (a)   (1)   Articles of Incorporation (14)

            (2)   Amendment to Articles of Incorporation (14)

            (3)   Amendment to Articles of Incorporation (16)

      (b)   By-Laws (8)

      (c)   Not Applicable

      (d)   Investment Advisory Contracts

            (1) Investment Management Agreement between Registrant and CitiStreet Funds Management LLC (14)


            (2) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Alliance Capital Management L.P. (International Stock Fund) (24)



            (3) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Oechsle International Advisors LLC (International Stock Fund) (24)


            (4) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and SSgA Funds Management, Inc. (International Stock Fund) (16)

            (5) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and TCW Investment Management Company (Small Company Stock Fund) (18)


            (6) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Salomon Brothers Asset Management Inc (now with Babson Capital Management LLC (Small Company Stock Fund)
                  (24)


            (7) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and SSgA Funds Management, Inc. (Small Company Stock Fund) (18)

            (8) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Wellington Management Company, LLP (Large Company Stock Fund) (16)

            (9) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Smith Barney Fund Management LLC (Large Company Stock Fund) (19)

            (10) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and SSgA Funds Management, Inc. (Large Company Stock Fund) (18)

            (11) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Western Asset Management Company (Diversified Bond Fund) (14)

            (12) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Salomon Brothers Asset Management Inc. (Diversified Bond Fund) (16)

            (13) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and SSgA Funds Management, Inc. (Diversified Bond Fund) (16)


            (14) Amendment to Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and SSgA Funds Management, Inc. (International Stock Fund) (24)


      (e)   Underwriting Contracts

            (1) Form of Participation Agreement among Registrant, CitiStreet Equities LLC and The Travelers Insurance Company (14)

            (2) Amendment No. 1 to the Participation Agreement among Registrant, CitiStreet Equities LLC and The Travelers Insurance Company (14)

            (3) Amendment No. 2 to the Participation Agreement among Registrant, CitiStreet Equities LLC and The Travelers Insurance Company (14)

            (4) Amendment No. 3 to the Participation Agreement among Registrant, CitiStreet Equities LLC and The Travelers Insurance Company (21)

            (5) Distribution Agreement between Registrant and CitiStreet Equities LLC (16)

      (f)   Not Applicable

      (g)   Custodian Agreements

            (1) Custodian Agreement between Registrant and State Street Bank & Trust Company (20)

            (2) Securities Lending Agreement between Registrant and State Street Bank & Trust Company (20)

      (h) Transfer Agency Agreement between Registrant and CitiStreet Funds Management LLC (17)


      (i)   Opinion of Counsel (24)



      (j)   Consent of Independent Accountants (24)


      (k)   Not Applicable

      (l)   Not Applicable

      (m)   Rule 12b-1 Plan (17)

      (n)   Rule 18f-3 Plan (17)

      (o)   Not Applicable

      (p)   Code of Ethics for:


            (1)   CitiStreet Funds, Inc. (24)



            (2)   CitiStreet Funds Management LLC (24)



            (3)   Alliance Capital Management L.P. (24)

            (4)   TCW Investment Management Company (18)
            (5)   Western Asset Management Company (14)
            (6)   SSgA Funds Management, Inc. (14)
            (7)   Wellington Management Company, LLP (16)
            (8) Salomon Brothers Asset Management/Smith Barney Fund Management LLC (16)

            (9)   CitiStreet Equities LLC (24)



            (10)  Oechsle International Advisors LLC (24)



            (11)  Babson Capital Management LLC (24)


      (q)   Powers of Attorney (15) (23)

-----------------------------

(1) Incorporated by reference to the initial registration statement filed January 27, 1993.
(2) Incorporated by reference to Pre-Effective Amendment No. 1 filed April 22, 1993.
(3) Incorporated by reference to Post-Effective Amendment No. 1 filed November 24, 1993.
(4) Incorporated by reference to Post-Effective Amendment No. 2 filed March 1, 1994.
(5) Incorporated by reference to Post-Effective Amendment No. 3 filed November 24, 1993.
(6) Incorporated by reference to Post-Effective Amendment No. 4 filed April 28, 1995.
(7) Incorporated by reference to Post-Effective Amendment No. 5 filed April 29, 1996.
(8) Incorporated by reference to Post-Effective Amendment No. 6 filed February 28, 1997.
(9) Incorporated by reference to Post-Effective Amendment No. 7 filed April 30, 1997.
(10) Incorporated by reference to Post-Effective Amendment No. 8 filed March 2, 1998.
(11) Incorporated by reference to Post-Effective Amendment No. 9 filed April 24, 1998.
(12) Incorporated by reference to Post-Effective Amendment No. 10 filed February 26, 1999.
(13) Incorporated by reference to Post-Effective Amendment No. 11 filed April 30, 1999.
(14) Incorporated by reference to Post-Effective Amendment No. 12 filed May 1, 2000.
(15) Incorporated by reference to Post-Effective Amendment No. 13 filed March 2, 2001.
(16) Incorporated by reference to Post-Effective Amendment No. 14 filed May 1, 2001.
(17) Incorporated by reference to Post-Effective Amendment No. 15 filed March 22, 2002.
(18) Incorporated by reference to Post-Effective Amendment No. 16 filed April 26, 2002.
(19) Incorporated by reference to Post-Effective Amendment No. 17 filed July 31, 2002.
(20) Incorporated by reference to Post-Effective Amendment No. 19 filed April 29, 2003.
(21) Incorporated by reference to Post-Effective Amendment No. 20 filed April 29, 2004.
(22)  To be filed by post-effective amendment.


(23) Incorporated by reference to Post-Effective Amendment No. 21 filed February 25, 2005.



(24)  Filed herewith.


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

            Not Applicable

ITEM 25.    INDEMNIFICATION.

      Article VII, paragraph (3) of the Registrant's Articles of Incorporation provides: "Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses.: Article IX provides in pertinent part: "No provision of these Articles of Incorporation shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the corporation or its security holders to which he would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office." Article II, Section 2 of Registrant's By-Laws contain similar provisions.

      The agreement between the Registrant (the "Series Fund") and CitiStreet Funds Management LLC (the "Manager") provides:

      "The Manager shall not be liable for any loss suffered by the Series Fund as the result of any negligent act or error of judgment of the Manager in connection with the matters of which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Series Fund shall indemnify the Manager and hold it harmless from all cost, damage and expenses, including reasonable expenses for legal counsel, incurred by the Manager resulting from actions for which for which it is relieved of responsibility by this paragraph. The Manager shall indemnify the Series Fund and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund resulting from actions for which the Manager is not relieved of responsibility by this paragraph."

      The agreements among the Registrant (the "Series Fund"), CitiStreet Funds Management LLC (the "Manager"), and the Subadvisers provide:

      "The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any negligent act or error of judgment of the Subadviser in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph."

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      (1)   CITISTREET FUNDS MANAGEMENT LLC ("CFM")

      See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of CFM's directors and officers are set forth below. Unless otherwise indicated, the address of each person is 400 Atrium Drive, Somerset, NJ 08873-4172.


Name and Address   Position with CFM         Principal Occupation
----------------   -----------------         --------------------
Mark M. Skinner    Director, Chief           Chief Executive Officer and
                   Executive Officer         President, CitiStreet
                                             Associates LLC and various
                                             affiliates

Paul S. Feinberg   Director, President,      Executive Vice President,
                   General Counsel and       General Counsel and Secretary,
                   Secretary                 CitiStreet Associates LLC and
                                             various affiliates

Peter J. Gulia     Senior Vice President,    Senior Vice President,
                   Counsel, and Assistant    Counsel, and Assistant
                   Secretary                 Secretary, CitiStreet
                                             Associates LLC and various
                                             affiliates

Lori M. Renzulli   Vice President, Chief     Vice President, Chief
                   Compliance Officer and    Compliance Officer and
                   Secretary                 Secretary, CitiStreet
                                             Associates LLC and various
                                             affiliates

Matthew Riordan    Senior Vice President,    Senior Vice President, Chief
                   Chief Financial Officer,  Financial Officer, and
                   and Treasurer             Treasurer, CitiStreet
                                             Associates LLC and various
                                             affiliates


      (2)   ALLIANCE CAPITAL MANAGEMENT L.P.

      See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

      Information as to Alliance Capital Management L.P.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), as most recently amended, the text of which is incorporated herein by reference.

      (3)   BABSON CAPITAL MANAGEMENT LLC

      See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

      Information as to Babson Capital Management LLC's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-241), as most recently amended, the text of which is incorporated herein by reference.

      (4)   OECHSLE INTERNATIONAL ADVISORS LLC

      See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

      Information as to Oechsle International Advisors LLC's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56031), as most recently amended, the text of which is incorporated herein by reference.

      (5)   SALOMON BROTHERS ASSET MANAGEMENT INC

      See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

      Information as to Salomon Brothers Asset Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-32046), as most recently amended, the text of which is incorporated herein by reference.

      (6)   SMITH BARNEY FUND MANAGEMENT LLC

      See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

      Information as to Smith Barney Fund Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8314), as most recently amended, the text of which is incorporated herein by reference.

      (7)   SSGA FUNDS MANAGEMENT, INC.

      See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

      Information as to SSgA Funds Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60103), as most recently amended, the text of which is incorporated herein by reference.

      (8)   TCW INVESTMENT MANAGEMENT LLC

      See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

      Information as to TCW Investment Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29075), as most recently amended, the text of which is incorporated herein by reference.

      (9)   WELLINGTON MANAGEMENT COMPANY, LLP

      See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

      Information as to Wellington Management Company's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), as most recently amended, the text of which is incorporated herein by reference.

      (10)  WESTERN ASSET MANAGEMENT COMPANY

      See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

      Information as to Western Asset Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-08162), as most recently amended, the text of which is incorporated herein by reference.

ITEM 27.    PRINCIPAL UNDERWRITERS

      (a) CitiStreet Equities LLC acts as principal underwriter of the Funds. It does not act as principal underwriter for any other investment company.

      (b) The following table provides the information required by this Item 27(b). Unless otherwise indicated, the address of each person is 400 Atrium Drive, Somerset, NJ 08873-4172.


                             POSITIONS AND OFFICES
    NAME AND ADDRESS        WITH CITISTREET EQUITIES      POSITIONS AND OFFICES WITH FUND
    ----------------        ------------------------      -------------------------------
Mark M. Skinner             Director and President          None

Paul S. Feinberg            Director, Executive             President
                            Vice President, General
                            Counsel and Secretary

Lynne C. Shapiro-Smith      Director, Executive             None
                            Vice President,
                            Marketing and Product
                            Management

Peter J. Gulia              Senior Vice President,          Assistant Secretary
                            Counsel, and Assistant
                            Secretary

C. Kurt Miller              Senior Vice President           None

Michael L. St. Clair        Senior Vice President           None

James Famularo              Senior Vice President           None

Craig S. Cheyne             Senior Vice President           None

Donald M. Goldstein         Senior Vice President           None

Stephen E. Maschino         Senior Vice President           None

Elizabeth A. O'Brien        Senior Vice President           None

James F. Schlucter          Senior Vice President           None

William B. Schwartz         Senior Vice President           None

Tyrone E. Minnich           Senior Vice President           None

Darlene E. Dailey           Regional Vice President         None

Gregory J. Hyland           Regional Vice President         None

Derrick L. Kelson           Regional Vice President         None

Terry McCray                Regional Vice President         None

Patrick Bello               Managing Director               None

Stephen Davis               National Sales Director         None

Harvey J. Gannon            Vice President                  None

Brian LoDestro              Vice President                  Vice President

Peter Losowyj               Vice President                  None

Brendan F. Morrison         Vice President                  None

Edward Sutton               Vice President                  None

Steve Radzimski             Vice President                  None

Frank Roselli               Treasurer and Financial         None
                            Operations Principal

Donna S. Webber             Vice President, Counsel         None
                            and Assistant Secretary

Michelle Whitman            Vice President                  None

Joseph Zavoda               Vice President, Counsel         None
                            and Assistant Secretary

Stuart Jentis               Vice President, Counsel         None
                            and Assistant Secretary

Lori M. Renzulli            Vice President, Counsel,        Secretary and Chief Compliance
                            Assistant Secretary and         Officer
                            Chief Compliance Officer


      (c)   Not applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of (1) the

Registrant and CitiStreet Funds Management LLC, 400 Atrium Drive, Somerset, NJ 08873-4172; (2) Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105; (3) Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142-1300; (4) Oechsle International Advisors LLC, One International Place, Boston, MA 02110; (5) Salomon Brothers Asset Management Inc, 388 Greenwich Street, New York, NY 10013; (6) Smith Barney Fund Management LLC, 333 West 34th Street, New York, NY 10001; (7) SSgA Funds Management, Inc., Two International Place, Boston, MA 02110; (8) State Street Bank & Trust Company, 225 Franklin Street, Boston, MA 02110; (9) TCW Investment Management Company, 865 S. Figueroa Street, Los Angeles, CA 90017; (10) Wellington Management Company, LLP, 75 State Street, Boston, MA 02109; and (11) Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, CA 91105.

ITEM 29.    MANAGEMENT SERVICES

      Not Applicable

ITEM 30.    UNDERTAKINGS

      Not Applicable

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Somerset, and the State of New Jersey on the 29th day of April, 2005.


                                          CITISTREET FUNDS, INC.


/s/ Robert C. Dughi                       By:   /s/ Paul S. Feinberg
------------------------                        ------------------------
Robert C. Dughi                                 Paul S. Feinberg
Chairman of the Board                           Attorney-in-fact


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2005.


Signature and Title

/s/ Robert C. Dughi                         By:  /s/ Paul S. Feinberg
-------------------                              --------------------
Robert C. Dughi                             Paul S. Feinberg
Chairman of the Board of Directors          (Attorney-in-Fact)

/s/ John G. Beam, Jr.                       By:  /s/ Paul S. Feinberg
---------------------                            --------------------
John G. Beam, Jr.                           Paul S. Feinberg
Director                                    (Attorney-in-Fact)

/s/ Jane DiRenzo Pigott                     By:  /s/ Paul S. Feinberg
-----------------------                          --------------------
Jane DiRenzo Pigott                         Paul S. Feinberg
Director                                    (Attorney-in-Fact)

/s/ Nicholas D. Yatrakis                    By:  /s/ Paul S. Feinberg
------------------------                         --------------------
Nicholas D. Yatrakis                        Paul S. Feinberg
Director                                    (Attorney-in-Fact)

/s/ Steven I. Weinstein                     By:  /s/ Paul S. Feinberg
-----------------------                          --------------------
Steven I. Weinstein                         Paul S. Feinberg
Director                                    (Attorney-in-Fact)

/s/ Matthew Riordan                         By:  /s/ Paul S. Feinberg
-------------------                              --------------------
Matthew Riordan                             Paul S. Feinberg
Senior Vice President and Treasurer;        (Attorney-in-Fact)
Principal Financial Officer;
Principal Accounting Officer

                                  EXHIBIT INDEX


Ex.         Exhibit
------      --------
(d)(2)      Subadvisory Agreement among Registrant, CitiStreet Funds Management
            LLC and Alliance Capital Management L.P.

   (3)      Subadvisory Agreement among Registrant, CitiStreet Funds Management
            LLC and Oechsle International Advisors LLC

   (6)      Subadvisory Agreement among Registrant, CitiStreet Funds Management
            LLC and Babson Capital Management LLC

  (14)      Amendment to Subadvisory Agreement among Registrant, CitiStreet
            Funds Management LLC and SSgA Funds Management, Inc.

(i)         Opinion of Counsel

(j)         Consent of Independent Accountants

(p)         Code of Ethics for:
   (1)      CitiStreet Funds, Inc.
   (2)      CitiStreet Funds Management LLC
   (3)      Alliance Capital Management L.P.
   (9)      CitiStreet Equities LLC
  (10)      Oechsle International Advisors LLC
  (11)      Babson Capital Management LLC